UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

CARILLON SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-1000

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Reports to Shareholders

Annual Report

and Investment Performance Review for the fiscal year ended October 31, 2018

Equity Funds

Carillon ClariVest Capital Appreciation Fund

Carillon ClariVest International Stock Fund

Carillon Cougar Tactical Allocation Fund

Carillon Eagle Growth & Income Fund

Carillon Eagle Mid Cap Growth Fund

Carillon Eagle Small Cap Growth Fund

Carillon Scout International Fund

Carillon Scout Mid Cap Fund

Carillon Scout Small Cap Fund

Fixed Income Funds

Carillon Reams Core Bond Fund

Carillon Reams Core Plus Bond Fund

Carillon Reams Unconstrained Bond Fund

Table of Contents

President’s Letter1
Performance Summary and Commentary
Carillon ClariVest Capital Appreciation Fund2
Carillon ClariVest International Stock Fund3
Carillon Cougar Tactical Allocation Fund4
Carillon Eagle Growth & Income Fund5
Carillon Eagle Mid Cap Growth Fund6
Carillon Eagle Small Cap Growth Fund7
Carillon Scout International Fund8
Carillon Scout Mid Cap Fund9
Carillon Scout Small Cap Fund10
Carillon Reams Core Bond Fund11
Carillon Reams Core Plus Bond Fund12
Carillon Reams Unconstrained Bond Fund13

Description of Indices14
Investment Portfolios
Carillon ClariVest Capital Appreciation Fund15
Carillon ClariVest International Stock Fund16
Carillon Cougar Tactical Allocation Fund18
Carillon Eagle Growth & Income Fund18
Carillon Eagle Mid Cap Growth Fund19
Carillon Eagle Small Cap Growth Fund20
Carillon Scout International Fund22
Carillon Scout Mid Cap Fund24
Carillon Scout Small Cap Fund26
Carillon Reams Core Bond Fund27
Carillon Reams Core Plus Bond Fund29
Carillon Reams Unconstrained Bond Fund32

Statements of Assets and Liabilities35
Statements of Operations38
Statements of Changes in Net Assets42
Financial Highlights46
Notes to Financial Statements53
Report of the Independent Registered Public Accounting Firm68
Understanding Your Ongoing Costs69
Renewal of Investment Advisory and Subadvisory Agreements71
Principal Risks74
Trustees and Officers81
Privacy Policy83

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report and investment-performance review of the Carillon Family of Funds for the 12-month period that ended on October 31, 2018.

In the past year, the dedicated women and men at Carillon Tower Advisers, Inc. (“Carillon”) have worked to enhance investment opportunities and control costs for you and your funds. As part of our efforts to bring high quality managers to you, alpha-oriented* equity manager Scout Investments, Inc., and its fixed income specialist division, Reams Asset Management, joined our existing affiliate line up of Eagle Asset Management, Inc., ClariVest Asset Management LLC, and Cougar Global Investments Ltd., resulting in fund options covering an expanded range of asset classes and investment strategies. We are delighted to have this new firm in our family.

Fiscal year 2018 presented different market conditions throughout the reporting period, suggesting increased volatility and long-term opportunities to come. The S&P 500 Index, buoyed in part by the Tax Cuts and Jobs Act of 2017 and strong corporate earnings, presented early gains; yet the period also saw heightened volatility and sharp market declines. A decade’s worth of accommodative monetary policy by the U.S. Federal Reserve (“the Fed”) continues to be withdrawn, and the Fed has indicated rates will continue to rise: our investment teams strive to identify which companies stand to benefit amidst these changes.

With an outlook growing potentially more complex, we continue to believe that our investment teams’ abilities to distinguish among competitive businesses, quality companies and earnings potential can help investors seek their long-term financial goals. Our multi-boutique affiliate model offers an array of actively managed solutions for clients navigating uncertain times.

As with all investments, investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this annual report. Carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or carillontower.com or call your financial advisor for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of the Carillon Family of Funds.

Sincerely,

J. Cooper Abbott, CAIA, CFA

President

December 19, 2018

Performance data represented are historical and do not guarantee future results. Investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please call us at 800.421.4184 or visit our website at carillontower.com.

* Alpha measures performance vs. a benchmark on a risk-adjusted basis. A positive alpha of 1.0 means the portfolio has outperformed its benchmark on a risk adjusted basis. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Carillon ClariVest Capital Appreciation Fund

Portfolio Managers  |  David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D., of ClariVest Asset Management LLC (“ClariVest”), are Co-Portfolio Managers of the ClariVest Capital Appreciation Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since June 2013.

Performance discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned 6.15%, underperforming its benchmark index, the Russell 1000® Growth Index, which returned 10.71%. The Fund’s performance, relative to the benchmark, was negative, primarily due to stock selection, where selection within the Health Care and Materials sectors was strongest, and was weak within the Consumer Discretionary and Information Technology sectors. Sector selection was also negative, where underweights to the Industrials and Real Estate sectors contributed to performance, while the Fund lost ground from an underweight to the Consumer Staples sector and an overweight to the Energy sector. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Underperformers  |  Facebook, the social media company, was hurt by concerns widely publicized regarding the security of user data. The company missed estimates on revenue for the first time in three years, and it expects the revenue slowdown to continue. The position was trimmed. Owens Corning is in the business of residential and commercial building materials such as composites, insulation, and roofing. A weak outlook for roofing and composites appeared to weigh on the company due to inflationary cost pressures for oil, asphalt, and transportation. The stock was sold from the portfolio. Micron Technology Inc. engages in the provision of innovative memory and storage solutions. The stock struggled as the markets for both DRAM and NAND continued to slide. Meanwhile, supply growth accelerated, leading to oversupply in both markets. The Fund continues to hold this security. Applied Materials, the worldwide semiconductor equipment manufacturer and services company, fell on a weak forward guidance driven by weaker adoption of its organic light-emitting diode (OLED) display in smartphones. Trade disputes also have appeared to negatively impact sentiment for the semiconductor industry. The stock was sold from the portfolio. Lam Research, a semiconductor manufacturing equipment maker, fell after a lower forecast for shipments overshadowed strong results. The stock was sold from the portfolio.

Top performers  |  Apple, the tech giant, released better-than-expected second and third quarter earnings. iPhone revenue grew, with iPhone X as the best-selling iPhone model for every week of the fiscal second quarter. The Fund continues to hold this security. Microsoft develops and markets software and hardware services. The company’s focus on cloud computing and its Azure cloud platform contributed to strong growth and margins. The stock rose following its announcement to acquire GitHub, a leading software development platform. Microsoft also announced a quarterly dividend increase of about 9.5%. The Fund continues to hold this security. Amazon, the world’s largest online retailer, appeared to benefit from strong retail sales in North America; accelerating revenue across its advertising, cloud computing, and third-party marketplace services; improving fulfillment efficiency; and stronger margin guidance. The Fund continues to hold this security. UnitedHealth Group, the largest U.S. health insurer, appeared to benefit from the growth of enrollment in its Medicare Advantage plans. The company also appeared to reduce its risk by withdrawing from the Affordable Care Act (ACA) individual marketplace, while maintaining strong momentum and performance. The Fund continues to hold this security. Boeing Corp., the world’s largest aerospace company, rose on a stronger outlook for commercial aircraft production and margins, in addition to a federal budget deal that increased defense spending. The Fund continues to hold this security.

2

Performance Summary and Commentary

Carillon ClariVest International Stock Fund

Portfolio Managers  |  David Vaughn, CFA®, Stacey R. Nutt, Ph.D., Alex Turner, CFA®, and Priyanshu Mutreja, CFA®, are Co-Portfolio Managers of the ClariVest International Stock Fund (the “Fund”). Mr. Vaughn and Dr. Nutt have been responsible for the day-to-day management of the Fund’s investment portfolio since 2013. Mr. Turner has been a Co-Portfolio Manager of the Fund since March 2015 and previously served as Assistant Portfolio Manager of the Fund since its inception in 2013. Mr. Mutreja has been a Co-Portfolio Manager since March 2017 and previously served as Assistant Portfolio Manager of the Fund since March 2015.

Performance discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned (8.29)%,underperforming its benchmark index, the MSCI-EAFE Index, which returned (6.85)%. The Fund’s performance, relative to the benchmark, was negative primarily due to stock selection within countries, where selection was strong within Switzerland and Japan, and weak within France and Germany. An overweight to Switzerland and an underweight to Hong Kong contributed to performance, while underweights to Australia and Finland hurt. Stock selection within sectors was strong within the financials and industrials sectors and weak within the information technology and materials sectors. An overweight to the energy sector and an underweight to the consumer discretionary sector helped performance, while underweights to the health care and consumer staples sectors tempered returns. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 2/28/13 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered

Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Underperformers  |  Covestro, based in Germany, manufactures polymers and high-performance plastics. The share price fell in concert with other European stocks apparently on tariff concerns, despite announcing fourth quarter earnings that beat expectations. Hitachi Ltd, based in Japan, manufactures electrical equipment. Despite reporting record profits early in the year, the share price fell alongside industry peers apparently due to renewed trade war concerns. NXP Semiconductors NV is a semiconductor company based in Netherlands. The company revised its guidance lower, fueling concerns of a peaking industry. Investors were also disappointed by the ultimate collapse of its proposed acquisition by Qualcomm, as trade relations between the US and China continued to sour. The position was trimmed. Enel SpA, based in Italy, is a holding company which engages in the distribution of electricity and gas. The company struggled apparently due to macroeconomic factors including falling margins in domestic retail activities and the adverse evolution of Latin American exchange rates. BASF SE is a German-based chemical company. The company reported profit that missed analysts’ expectations as it appeared to experience the effects of an automotive slowdown and higher raw-material prices.

Top performers  |  Xinyi Glass is one of China’s largest glass producers. Strong demand for float glass appeared to help drive price increases which in turn led to higher margins. Marubeni Corporation, a Japanese trading company, posted strong results apparently helped by the rally in commodity prices, the announcement of a higher-than-expected dividend and improved sentiment with regards to global trade. The Fund continues to hold this security. Cosmo Energy, a Japanese holding company involved in the oil business, released strong quarterly results apparently driven by rising Japanese refining margins and an improving balance sheet. Sony Corporation is a Japanese consumer electronics and media company. Apparently contributing to better-than-expected earnings were robust sales of the PlayStation console due to the popularity of new game launches, and strength in the company’s image sensing division. The Fund continues to hold this security. Lonza Group AG is a Switzerland-based chemicals producer. It appeared that strong end-market demand coupled with fast progress in integrating a recent acquisition led to better-than-expected results and improved confidence in its earnings outlook. The Fund continues to hold this security.

3

Performance Summary and Commentary

Carillon Cougar Tactical Allocation Fund

Portfolio Managers  |  Abdullah Sheikh, FSA, MAAA, of Cougar Global Investments Ltd. (“Cougar”), is the Portfolio Manager of the Cougar Tactical Allocation Fund (the “Fund”) and has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. From the Fund’s inception, through September 30, 2018, James Breech, Ph.D. also served as a Portfolio Manager of the Fund.

Performance discussion  |  During the fiscal period, Cougar’s 12-month forward looking outlook and Macro Economic Scenario analysis (MES) for the U.S. economy remained positive, boosted by the stimulative effects of the Trump administration’s tax cuts, as well as the continued positive performance of the U.S. consumer. The probability assigned to the most optimistic scenario, Growth, rose from 29% to peak at 71% in April, before falling back to 35%. Overall, the outlook remained positive given the continued strength of the labor market and modest inflation. Recession risks remained at 0%. The probability assigned to Inflation hovered at 1 to 3% as transitory effects faded and higher energy prices fed through, but remains at modest levels. Wage inflation has accelerated somewhat in line with expectations. The chance that a high impact, low probability event, Chaos, would occur was stable. It decreased in May to 7% from 8% around a de-escalation of geopolitical risks, in particular North and South Korea holding a historic summit committing to a nuclear-free peninsula and ending the Korean War. The ex-U.S. growth trends showed signs of slowing, albeit from solid levels. Risks stemmed primarily from rising interest rates in the U.S., as well as effects of trade wars initiated by the Trump administration. The firm’s Portfolio Management team (“PM team”) further increased overall equity exposure with an emphasis on diversified exposure in large, mid and small-caps in the U.S. market, which benefitted the Fund’s performance. International holdings were sold given the combination of a rising USD, fallout from tariffs and trade, and geopolitical risks. The improvement in U.S. growth, robust corporate earnings, and modest pace in removal of monetary policy appeared to fuel a continuation of the equity market rally. After new highs in September, October saw what appeared to be a correction take hold as the U.S. succumbed to fears of slowing growth and earnings ahead. Fixed income suffered modest losses as the Fed continued on its tightening path and rates normalized. With the rest of the world’s major central banks largely still in easing mode, the USD strengthened.

For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned 0.74%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI® Index, which performed (2.05)% and (0.52)%, respectively. The Fund also outperformed a custom blended index, which is a combination of the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the MSCI ACWI® Index (40%), which returned (1.29)% for the same period. The Fund, relative to the blended benchmark, outperformed due to a higher weight to equities than the benchmark for most of the year. At the start of the fiscal year, the Fund’s investments in exchange-traded funds (ETFs) that invest in primarily equity securities represented 67% of its portfolio. This equity allocation was gradually increased to 85%, where it peaked at the end of Q2, before falling back to 80% where it ended the fiscal year. Within equities, international equities peaked at 17% in April and were sold in June, avoiding most of the losses that occurred particularly in Emerging Markets. Within fixed income, the duration of the holdings of the Fund’s investments in ETFs that invested in fixed income was in line with the index exposure. Gold was not held in the fiscal period. The PM team believes that the next 12-month period could be a good year for U.S. large, mid and small cap stocks if economic growth holds up or accelerates. However, the PM team believes that a cautious stance on Emerging Markets is still warranted as the U.S.-China trade war is likely to continue.

Growth of a $100,000 investment from 12/31/15 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Top performers  |  The largest contributors to performance were the ETFs that held large cap U.S. equities. The two S&P 500 ETFs, SPY and IVV represented an average 50% weight over the year and as such the largest asset class exposure.

Underperformers  |  U.S. small and mid-cap ETFs (IJR, MDY, IJH) at an average 10% and 12% holding respectively were mild detractors due to underperformance later in the fiscal year. The Fund moved to increasing mid- and small-cap equity ETFs as it favored more domestically oriented companies. The largest detractors were Emerging Markets ETFs (IEMG) which entered a bear market apparently due to trade risks and a strong USD, followed by fixed income ETFs (AGG) which was impacted by higher yields. Japan (IJH) and Europe (EWJ) ETFs were very mild detractors.

4

Performance Summary and Commentary

Carillon Eagle Growth & Income Fund

Portfolio Managers  |  Edmund Cowart, CFA®, David Blount, CFA®, CPA, and Harald Hvideberg, CFA®, are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Messrs. Cowart and Blount have been responsible for the day-to-day management of the Fund’s investment portfolio since June 2011 and Mr. Hvideberg since August 2014.

Performance discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class A shares returned 9.76% (excluding front-end sales charges of 4.75%), outperforming its benchmark index, the S&P 500® Index, which returned 7.35%. The Fund’s Portfolio Management team (“PM team”) was satisfied with performance compared to the benchmark given the market environment. Positive stock selection in the health care, information technology and industrials sectors contributed positively to the Fund’s outperformance relative to the benchmark. Meanwhile, investments in the materials and consumer discretionary sectors, as well as a small cash position, all were detractors from performance. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Top performers  |  Microsoft Corp., developer and marketer of software and hardware services, appreciated as the company continued to gain market share in its cloud business. Azure, Microsoft’s cloud based business, continued to see higher utilization levels with additional margin expansion. The PM team believes this growth will continue and remains invested in the company. Apple Inc., designer, manufacturer, and marketer of mobile communication and media devices, personal computing products, and portable digital music players, traded higher as the company launched its next generation of iPhones. The PM team believes that built-up demand will lead to a successful launch and increase unit sales growth. The Fund continues to hold this position. Regal Entertainment Group (Class A), an operator of multi-screen theaters, traded higher after the announcement that it was being acquired by a competitor, Cineworld. The acquisition appeared to be a commanding premium so the Fund sold the position prior to the deal closing in early 2018. Cisco Systems, a manufacturer of networking products and services, returned to revenue growth after facing headwinds during its transition to a recurring-revenue model. The company also announced it would bring back all foreign cash and return it to shareholders, thus increasing its dividend and announcing a share buyback. The PM team likes the growth outlook for the company and continues to own the stock. Management at Pfizer, a pharmaceutical products manufacturer, provided bullish commentary around the company’s long term growth prospects, and expressed comfort with the Trump Administration’s efforts to reshape the country’s drug pricing and reimbursement landscape. The PM team believes the stock also benefited from a sector rotation into health care, with favorable Fund flows into the pharmaceutical industry in particular. The Fund continues to hold the position.

Underperformers  |  DowDuPont, a global chemicals company, traded lower due to what the PM team believed were continued questions surrounding upcoming corporate actions. The company is expected to split into three units next year. The PM team views the split as positive and believes the market has yet to price the change into the stock. The Fund continues to hold the stock. Management at Carnival Corp., a cruise ship operator, issued forward looking guidance that disappointed many investors. Last year’s hurricane season appears to have softened demand, especially in the affected Eastern Caribbean. The PM team believes the weakness is temporary and continues to own the stock. Management at 3M, a global manufacturer, reduced its growth guidance as well as earnings expectations. The company appears to have signaled a deceleration in organic growth tied to auto aftermarket, oral care and slowing in electronics markets. The company had been growing faster than peers but the deceleration puts it in a weaker position relative to peers. The PM team believes this trend is likely to reverse and the Fund continues to hold the stock. PNC Financial Services Group, Inc, a large financial institution, underperformed apparently as a result of bearish sentiment surrounding financials given the recent trade war fears. Moreover, the bank noted it has become slightly more conservative in its underwriting, which will in turn modestly impact loan growth. The PM team believes the conservative guidance is appropriate in the current economic environment and the Fund continues to own the stock. AT&T, a telecommunications and digital entertainment services provider, reported weakness in its traditional video segment. Cord-cutting accelerated as customers continue to drop or switch to lower margin products. The stock also traded lower following the turbulence surrounding the proposed acquisition of Time Warner. The PM team believes the valuation remains attractive and the Fund continues to own the stock.

5

Performance Summary and Commentary

Carillon Eagle Mid Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 1998. Mr. Mintz has been a Co-Portfolio Manager of the Fund since March 2011, and had previously served as Assistant Portfolio Manager since 2008. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since January 2006.

Performance discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned 5.05%, underperforming its benchmark index, the Russell Midcap® Growth Index, which returned 6.14%. The Fund’s underperformance relative to the benchmark was driven by weak relative returns within the consumer staples and discretionary sectors which lagged their benchmark counterparts during the reporting period. The Fund did generate solid absolute as well as relative returns within the health care and information technology sectors, offsetting a substantial portion of the Fund’s broader underperformance during the reporting period. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Underperformers  |  Coherent makes laser systems primarily used for industrial applications. Following success in 2017 driven by a new laser integral to producing organic light-emitting diode (OLED) display, shares fell after an underwhelming initial launch, relative to expectations, of Apple’s iPhone X early in the period. Despite the near-term setback, the Portfolio Management team (“PM team”) believes the OLED market will rebound in 2020 and Coherent is oversold at current levels. Veoneer develops and produces automotive safety components. While the firm’s investments in process enhancements are expected to improve longer-term capabilities, the PM team believes that the combination of the near-term costs with softening auto production volumes has weighed on margins and subsequently the stock during the reporting period. Microchip Technology is a microcontroller semiconductor company. The firm encountered what appeared to be acquisition-related growing pains during the period, which have proven challenging in the context of a potential slowdown in the semiconductor industry. The PM team believes the firm possesses a solid track record of effectively integrating and leveraging strategic acquisitions and is keeping a close eye on signs of deterioration within the semiconductor end markets. Fortune Brands Home & Security is a home and security consumer products company. Shares waned as signs of growth moderation in the housing end market, coupled with some weather-related headwinds, appeared to weigh on results within the firm’s building products segment during the period. The PM team maintains a cautiously optimistic view of management’s ability to navigate the firm’s near-term difficulties, through repositioning of some of its existing business segments while continuing to pursue strategic acquisitions to enhance growth prospects going forward. Ameriprise Financial saw what appeared to be the combination of significant market volatility, coupled with outflows from its asset management arm Columbia Threadneedle subsequently lead shares lower during the period. Near-term difficulties aside, the PM team expects Ameriprise’s wealth-management segment to perform well and believes the firm also appears poised to benefit from a rising-interest-rate environment. The Fund continues to hold each of the securities noted above as “under performers.”

Top Performers  |  Clothing retailer Burlington Stores saw shares climb over the course of the period, benefitting from solid positioning within the strong off-price retail channel. Advanced Micro Devices saw increased adoption in datacenter markets through the application of its graphics-processing units used in artificial intelligence, machine learning and other heavy-duty computing. Square, a mobile-payment service, is experiencing rapid growth due to its easy-to-use hardware and strong capabilities in software. ABIOMED, which sells cardiac medical devices, generated strong results during the period, while possessing a strong pipeline of new technologies in addition to implementing enhancements to its existing platforms. Shares of Illumina, which manufactures genetic sequencing equipment and systems, posted strong results during the period in addition to raising guidance. Demand for its high-end sequencers appears to have continued to remain robust. The Fund continues to hold each of the securities noted above as “top performers.”

6

Performance Summary and Commentary

Carillon Eagle Small Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Eagle Small Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since August 1995 and Mr. Mintz since March 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since March 2015.

Performance discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned 2.91%, underperforming its benchmark index, the Russell 2000® Growth Index, which returned 4.13%. The Fund’s underperformance relative to the benchmark was driven by weak relative returns within the information technology and, to a lesser extent, financials sectors which trailed their benchmark counterparts during the reporting period. A bright spot for the Fund was the health care sector which generated very strong absolute and relative returns, offsetting a substantial portion of the Fund’s broader underperformance during the reporting period. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Under performers  |  Coherent makes laser systems primarily used for industrial applications. Following success in 2017 driven by a new laser integral to producing organic light-emitting diode (OLED) displays, shares fell after an underwhelming initial launch, relative to expectations, of Apple’s iPhone X early in the period. Despite the near-term setback, the Portfolio Management team (“PM team”) believes the OLED market will rebound in 2020 and that Coherent is oversold at current levels. Universal Electronics, a manufacturer of voice-activated remote controls, provided weak guidance during the period which reflected a significant cutback in orders from Comcast (a 20 percent customer), as well as continued delays in the start-up of multiple new programs for advanced remote controls. Long-delayed programs are now starting to ramp and the PM team believes that 2018 is shaping up as a strong revenue year with margins improving sequentially. Construction materials provider Summit Materials saw shares wane as the firm missed consensus estimates and reduced guidance towards the end of the period. The decline appeared to be attributed in part to a weaker-than-expected pricing environment within its cement segment as well as weather-related delays in projects which tempered cement volumes. The PM team remains constructive on the name at current levels given the reset in investor expectations, and they believe that going forward Summit is also poised to benefit from the easing “year-over-year comparisons. Camping World Holdings, Inc. is a leading retailer of recreational vehicles (RVs) and outdoor lifestyle products across the U.S. Investor concerns arose as moderating growth in the firm’s core RV segment, coupled with Camping World’s recent acquisition of Gander Mountain appear to have pressured the stock during the period. While disappointing in the near-term, the PM team maintains a cautiously optimistic view on the name given Camping World’s favorable alignment with consumers’ increasing preference for experiential-related purchases. Cognex sells “machine vision” systems used to optimize manufacturing processes, which the PM team believes to be a secular growth story. After a very strong run in 2017, Cognex stock performed poorly in 2018 due to what the PM team believes is the cyclicality of a large customer in the consumer electronics segment, as well as geopolitical concerns (tariffs) affecting end demand in China. The PM team continues to like the company’s technology and competitive position and believe that the consumer electronics segment may rebound in 2019. The Fund continues to hold each of the securities noted above as “underperformers.”

Top performers  |  Sarepta Therapeutics develops therapies used to treat rare neuromuscular diseases. Preliminary results from one of the firm’s clinical trials assessing a Duchenne Muscular Dystrophy (DMD) drug candidate exceeded expectations, which sent shares of Sarepta higher. Planet Fitness operates fitness centers across the United States. The PM team believes that firm’s strong value proposition via clean and well maintained fitness centers providing members with “judgment-free zones” at an affordable price has generated strong membership growth, which has helped drive shares of Planet Fitness higher during the period. Teladoc Health is a telemedicine provider that offers remote physician access to patients. The PM team believes that Teladoc is benefitting from an increasing awareness of its compelling value proposition, while leveraging strategic acquisitions to expand its customer base and further drive growth. Off-price retailer Ollie’s Bargain Outlet Holdings performed well as the PM team believes that its business model demonstrated resiliency to online competition, while management has continued to successfully execute the firm’s prudent growth strategy during the period. SAGE Therapeutics, which develops therapies used to treat rare central-nervous system disorders, saw shares rise during the period after announcing positive trial results for drugs aimed at treating postpartum depression and major depressive disorder. The Fund continues to hold each of the securities noted above as “top performers.”

7

Performance Summary and Commentary

Carillon Scout International Fund

Portfolio Managers  |  Michael D. Stack, CFA®, is Lead Portfolio Manager, and Angel M. Lupercio is Co-Portfolio Manager of the Scout International Fund (the “Fund”). Messrs. Stack and Lupercio have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Stack was Assistant Portfolio Manager of the Fund’s predecessor from February 2006 through December 2007; Co-Portfolio Manager of the Fund’s predecessor from April 2012 through March 30, 2014; Co-Lead Portfolio Manager of the Fund’s predecessor from March 31, 2014 through December 2014; and Lead Portfolio Manager of the Fund’s predecessor from 2015 to 2017. Mr. Lupercio served as Co-Portfolio Manager of the Fund’s predecessor from 2015 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned (10.12)%, underperforming its benchmark index, the MSCI-EAFE Index, which returned (6.85)%. The Fund’s performance, relative to the benchmark, was negative primarily due to stock selection. Stock selection within the financials sector was strong, but stock selection within the industrials and information technology sectors was weak. Country stock selection was strongest in Australia and the Netherlands, while stock selection in Japan and the United Kingdom detracted from performance. An overweight in the energy and consumer staples sectors as well as an underweight in the consumer discretionary sector slightly mitigated the underperformance of those sectors. Exposure to Mexico and Peru positively contributed to performance, while exposure to China and Taiwan detracted from performance. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Underperformers  |  AAC Holdings, Inc., a Chinese miniaturized technologies manufacturer company which is a key supplier of acoustic and haptic components used in Apple products, underperformed due to lower projected demand for the iPhone. Over the long run, the Portfolio Management team (“PM team”) believes that AAC is likely to benefit from an increasing dollar content in smartphones as phone makers migrate to acoustic, radio frequency and haptic components with higher capability. The Fund continues to hold this security. Banco Bilbao Vizcaya Argentaria, S.A. (BBVA), is the largest financial institution in Spain and Mexico with substantial business across the Americas and Turkey. BBVA slumped as the European economic outlook became less certain and the value of the Turkish lira and Argentine peso fell. The PM team believes that market concerns surrounding the Turkish financial system appear to be overblown and BBVA’s diversification across regions will offset risks in individual emerging markets. The Fund continues to hold this security. Adecco Group AG, a generalist human resource and employment services company, underperformed as new staffing technology appeared to create headwinds and the company faced negative outlooks in the European staffing markets. The Fund continues to hold this stock as the company is trading on a FCF yield of 10% and at a discount to the median of global service providers. The PM team believes that BNP Paribas S.A., a global financial service company based in France, underperformed under an uncertain European economic outlook and concerns surrounding the company’s exposure to political and financial stresses in Italy and Turkey. The PM team maintains that the global diversification and growth prospects of BNP’s services remain positive. The Fund continues to hold the stock. Continental AG, a German automobile parts and service provider, underperformed after the company lowered full-year guidance for the second time this year. The PM team believes that several company-specific issues continued to plague the parts supplier and that announced changes following a structural review were less than anticipated. The Fund still holds this stock.

Top performers  |  CSL Limited is an Australian biotechnology company specializing in pharmaceuticals and diagnostic products derived from human plasma. The PM team believes that CSL benefited from strong sales of the company’s flu vaccines during the past year’s flu season. The company’s core immunoglobulin and hemophilia franchises appear to be showing stable growth due to new drug launches along with greater usage of chronic therapies and earlier diagnosis. The Fund continues to hold this position. Gemalto N.V. is a Dutch software and services company. News of an expected tender offer from Thales S.A. drove Gemalto’s stock price upward. The PM team capitalized and sold the holding. The PM team believes that Astellas Pharma Inc., one of the largest Japanese prescription drug companies, has benefited from the company’s main drug Xtandi’s approval as treatment for non-metastatic prostate cancer. The Fund continues to hold this position. BHP Billiton Limited, a metals and mining industry company, outperformed as it continued to divest oil holdings and iron ore prices surged in October. The Fund continues to hold this security. Credicorp, Ltd., a financials service holding company operating in Peru, outperformed as political uncertainty declined after Peru’s President Pedro Pablo Kuczynski resigned. The PM team believes that positive Peruvian economic outlook will continue to drive the stock. The Fund still holds this stock.

8

Performance Summary and Commentary

Carillon Scout Mid Cap Fund

Portfolio Managers  |  G. Patrick Dunkerley, CFA® is the Lead Portfolio Manager, and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Vortruba, CFA®, are Co-Portfolio Managers of the Scout Mid Cap Fund (the “Fund”). Messrs. Dunkerley, Smashey, Indelliate and Vortruba have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Dunkerley served as Lead Portfolio Manager of the Fund’s predecessor and Mr. Smashey served as Co-Portfolio Manager of the Fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Co-Portfolio Managers of the Fund’s predecessor from 2011 and 2013, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned 0.79%, underperforming its benchmark index, the Russell Midcap® Index, which returned 2.79%. The Fund’s performance, relative to the benchmark, underperformed due to both sector allocation and stock selection. Positive stock selection in the health care sector, specifically the health care equipment and supplies industry, partially offset negative selection in the information technology, financials, consumer discretionary, and energy sectors. Underweight in the real estate sector benefited the Fund. The Fund’s positioning in the financials and information technology sectors were a slight drag on performance. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Under performers  |  Nektar Therapeutics, a biopharmaceutical company focused on cancer, autoimmune diseases and chronic pain, suffered upon disappointing preliminary clinical trial data on an experimental cancer drug. The Portfolio Management team (“PM team”) has historically believed that the expected FDA approval and release of a non-addictive opioid back pain reliever remains a potential growth driver for this company. The Fund continues to hold the security but the PM team is monitoring the FDA approval process closely. The PM team believes that Newfield Exploration Company, an oil and gas exploration and development company, failed to rally with oil prices in the third quarter due to ongoing concern about their pace of oil production growth versus natural gas. The PM team believes these concerns are short-sighted. The Fund continues to hold this stock. Thor Industries, Inc. produces and sells recreational vehicles. The PM team believes that the company underperformed as fears regarding excess recreational vehicle inventory and rising interest rates mount. The Fund still holds this security but the PM team is monitoring inventory levels as well as the Federal Reserve’s interest rate policy which could hinder Thor’s business. SVB Financial Group runs Silicon Valley Bank, focused on serving niche technology and life science industry growth companies. This holding underperformed late in the fiscal year after missing third quarter net interest income estimates. The PM team believes that SVB Financial Group’s dominant position in niche markets (tech and life sciences) offers unique growth opportunities. The Fund still holds this security. Albemarle Corporation, a specialty chemical production company that includes the production of low-cost lithium, underperformed apparently under expectations that the company will lose market share and lithium will be oversupplied after a lithium production competitor resolved a four-year mining dispute allowing them to increase production. The PM team expects ALB to benefit as the transportation industry moves toward battery electric vehicles/plug-in hybrid electric vehicles (BEV/PHEVs) and grid-tied stationary energy storage. The Fund still holds this security.

Top performers  |  ABIOMED, Inc., a medical device company specializing in cardiovascular pumps, outperformed as it maintained a near monopoly market position in small cardiovascular pumps. The Fund continues to hold this security. Advanced Micro Devices, Inc. (AMD) designs and markets semiconductor products including central processing units (CPUs) and graphics processing units (GPUs). AMD partnered with Taiwan Semiconductor Manufacturing to produce advanced semiconductors that are expected to compete effectively with market leader Intel for the first time in many years. The Fund sold AMD after a strong run in the name pushed valuations higher. Andeavor refines and markets petroleum products. During the second quarter of 2018, Andeavor benefited from a merger offered at a significant premium from Marathon Petroleum Corp. The Fund continues to hold the Marathon Petroleum shares received from this acquisition. Molina Healthcare provides government funded healthcare insurance through Medicaid, Medicare, and state insurance marketplaces. The PM team believes that Molina benefited from a strong cost-cutting initiative instituted by its new management team. The Fund continues to hold this security. The PM team believes that American Eagle Outfitters, Inc., a mall-based clothing retailer, outperformed due, in part, to the growth in market share gained by Aerie, the company’s lingerie brand. The Fund still holds this security.

9

Performance Summary and Commentary

Carillon Scout Small Cap Fund

Portfolio Managers  |  James R. McBride, CFA®, is Lead Portfolio Manager, and Timothy L. Miller, CFA® is Co-Portfolio Manager of the Scout Small Cap Fund (the “Fund”). Messrs. McBride and Miller have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. McBride was Co-Portfolio Manager of the Fund’s predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the Fund’s predecessor from 2015 to 2017. Mr. Miller served as Co-Portfolio Manager of the Fund’s predecessor from 2013 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2017, the Fund’s Class I shares returned 9.36%, outperforming its benchmark index, the Russell 2000® Growth Index, which returned 4.13%. The Fund outperformed largely due to positive stock selection, especially the health care and industrials sectors. Within the health care sector, the health care providers and services industry stock selection, which was also positioned largely overweight, was a major contributor to the sector’s relative success. Stock selection within the consumer discretionary and information technology sectors tempered returns. The underweight positioning in the materials sector worked well for the portfolio, while the underweighting in communication services and consumer staples was a drag on performance. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Top performers  |  Insperity, Inc. provides an array of human resources and business solutions designed to help improve business performance. The Fund’s Portfolio Management team (“PM team”) believes that the holding outperformed as healthy client retention and new sales positioned the company to increase guidance. The PM team believes that good worksite employee (“WSE”) growth as well as gross profit per WSE/month also drove the stock price upward. The Fund continues to hold this security. BioTelemetry, Inc., a medical monitoring and management company, saw strong second quarter results, increased guidance, and well-executed integration synergies from the LifeWatch acquisition that lifted the stock. The Fund continues to hold this security. The Trade Desk, Inc., a global technology company, announced better-than-expected earnings and raised guidance during the third quarter. In addition, Trade Desk has started to experience success in the growth of digital TV ad budgets as well as expectations for new product rollouts. The Fund still holds the security. Molina Healthcare, Inc. provides government-funded healthcare insurance through Medicaid, Medicare, and state insurance marketplaces. The company reported a strong third quarter and increased guidance. The new management team has continued to focus on improved efficiencies and margin performance. The Fund still holds this security. HealthEquity, Inc. provides health savings accounts (HSA) and related services. The holding’s price rose steadily throughout the year, which the PM team believes was driven by growth in custodial assets and higher interest rates. The Fund still holds this security.

Underperformers  |  The PM team believes that Thor Industries, Inc., a leading manufacturer of motorhomes and towable recreational vehicles (RVs), weakened over concerns about slowing unit growth in the RV industry, heavier dealer inventories, and bad weather that slowed dealer foot traffic during the spring selling season. PM team believes these inventory issues will prove temporary and remains positive on Thor’s future growth prospects. The Fund still holds this security. Installed Building Products, Inc. installs residential insulation. The PM team believes that the company saw stock prices fall due to increased fuel costs, worker compensation, and medical expenses resulting in weaker margins. It also faced headwinds from slower housing starts as rising interest rates impacted housing demand. However revenue results have been positive and the company has continued to diversify its revenue stream by acquiring firms engaged in the installation of other home related items. The Fund still owns this security. Camping World Holdings, Inc. runs RV dealerships. During the first quarter, the stock lagged as the company was unable to file a timely 10-K due to financial reporting issues which have since been corrected. Additionally, the company trailed estimates furthering concerns regarding higher inventory and slowing unit growth within the recreational vehicle industry. Despite the relative underperformance, the PM team believes secular trends point to growth in the RV industry and should benefit the stock. The Fund still holds this security. WageWorks, Inc. is a leading provider and administrator of consumer directed health and commuter benefit programs including Health Savings (HSA) and Flexible Spending (FSA) accounts. The PM team believes that the stock price dropped sharply during the first quarter due to delays in reporting fourth quarter 2017 earnings and filing the company’s 10-K due to an internal financial reporting issue. Looking ahead, the PM team believes WageWorks is positioned to benefit from an increase in the amount of consumer directed plans. The Fund continues to hold this security. Cutera, Inc. develops and manufactures aesthetic laser systems. The PM team believes that the stock underperformed, missing average gross margin estimates, as company management awaited operational and infrastructure improvements to take effect. On the positive side, it appears that Cutera has seen favorable adoption trends with their TruSculpt ID product which, the PM team believes, could provide a strong tailwind for organic growth. The Fund continues to hold this security.

10

Performance Summary and Commentary

Carillon Reams Core Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Thomas M. Fink, CFA®, Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA® and Jason Hoyer, CFA® are Co-Portfolio Managers of the Reams Core Bond Fund (the “Fund”). Messrs. Egan, Fink, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor and Messrs. Fink and Thompson served as Co-Portfolio Managers of the Fund’s predecessor from its inception in 2001 to 2017. Messrs. Vincent and Holland served as Co-Portfolio Managers of the Fund’s predecessor from 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned (1.23)%, outperforming its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned (2.05)%. The primary contributor to the Fund’s performance, relative to the benchmark, was the Fund’s lower-than-benchmark duration positioning. Security selection within the investment-grade corporate sector also contributed to relative performance due to the Fund’s overweight to shorter-maturity corporate bonds. The main detractor from relative performance was security selection within the mortgage-backed securities sector. The Fund’s lack of exposure to the Government-Related sector, which outperformed duration-matched U.S. Treasuries, also detracted from relative performance. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Top performers  |  Early in the fiscal year, the portfolio maintained overall interest rate exposure below that of the benchmark. This appeared to benefit the Fund on a relative basis as interest rates rose. As of the date hereof the Fund’s interest rate exposure is similar to that of the benchmark. Two corporate bonds backed by aircraft leases of Delta Airlines, an air transportation provider, contributed to performance due to their higher ratings and shorter maturities as these more defensive positions outperformed the broadly underperforming corporate sector. The Fund continues to hold these positions as the Fund’s Portfolio Management team (“PM team”) continues to prefer a defensive posture in the investment grade corporate sector. Various corporate bonds issued by AT&T, Inc., a company that, through its subsidiaries provides wireline and wireless phone and data communications, internet, and other telecommunications services, outperformed other holdings during the period. The shorter maturity holdings appeared to benefit the Fund due to their defensive characteristics. The Fund continues to hold these positions. The Fund also benefited from several positions in JP Morgan, a provider of global financial services and retail banking. The Fund continues to hold positions in short-maturity bonds issued by JP Morgan. The Commercial Mortgage Backed Security, MSBAM 2015-C26 A3, is a conduit, or trust, of commercial loans originated by Bank of America and Morgan Stanley in 2015. This CMBS contributed to performance as this sector broadly outperformed. The Fund continues to hold this security as the PM team believes that the credit protection and relative spread remains attractive.

Underperformers  |  Several bonds issued by American Express, a global payments and travel company, underperformed as the PM team believes that a flattening yield curve hurt the outlook for the company’s profitability in the future. The Fund continues to hold these bonds as the PM team believes the stability of the business and cash flow potential will not be impacted in the short term by the flat yield curve. The PM team believes that the bonds issued by Wells Fargo, a diversified financial services company, underperformed as the firm underwent scrutiny regarding its client treatment while also facing profitability concerns with a flat yield curve. The PM team maintains its holdings in these positions as the team is comfortable with asset protections for the short maturity holdings. Fannie Mae Conventional 30 year 3.0% coupon Mortgages underperformed relative to the benchmark as rates rose leading to the duration extension of the underlying mortgage loans. This security remains a holding in the Fund although the Fund is underweight to Agency MBS versus the benchmark. A bond issued by AIG, an international insurance organization, AIG 6.4 12/15/20 underperformed modestly. The Fund continues to hold this position. The PM team believes that a bond issued by Bank of America, a provider of banking, investing, asset management, and other financial services, BAC 3.5 4/19/26 underperformed due to the flat yield curve. The Fund continues to hold this position as the PM team believes the stability of the business and cash flow potential will not be impacted in the short term by the flat yield curve.

11

Performance Summary and Commentary

Carillon Reams Core Plus Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Thomas M. Fink, CFA®, Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA® and Jason Hoyer, CFA® are Co- Portfolio Managers of the Reams Core Plus Bond Fund (the “Fund”). Messrs. Egan, Fink, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor from its inception in 1996 or from 2000, 2001, 2009 and 2014, respectively, to 2017.

Performance Discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned (2.17)%, underperforming its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned (2.05)%. The main detractor from the Fund’s performance, relative to the benchmark, was security selection within the mortgage-backed securities sector. The Fund’s lack of exposure to the Government-Related sector, which outperformed duration-matched U.S. Treasuries, also detracted from relative performance. Security selection within the investment-grade corporate sector contributed to relative performance due to the Fund’s overweight to shorter-maturity corporate bonds. Exposure to high yield corporate bonds also contributed to relative performance, as this sector outperformed duration-matched U.S. Treasuries. The Fund’s lower-than-benchmark duration positioning also contributed to relative performance. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 10/31/08 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s

Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Underperformers  |  Several bonds issued by American Express, a global payments and travel company, underperformed as the Fund’s Portfolio Management team (“PM team”) believes that a flattening yield curve hurt the outlook for the company’s profitability in the future. The Fund continues to hold these bonds as the PM team believes the stability of the business and cash flow potential will not be impacted in the short term by the flat yield curve. The PM team believes that bonds issued by Wells Fargo, a diversified financial services company, underperformed as the firm underwent scrutiny regarding its client treatment while also facing profitability concerns with a flat yield curve. The PM team maintains its holdings in these positions as the team is comfortable with asset protections for the short maturity holdings. A bond issued by AIG, an international insurance organization, AIG 6.4 12/15/20 underperformed modestly. The Fund continues to hold this position. The PM team believes that a bond issued by Bank of America, a provider of banking, investing, asset management, and other financial services, BAC 3.5 4/19/26 underperformed due to the flat yield curve. The Fund continues to hold this position as the PM team believes the stability of the business and cash flow potential will not be impacted in the short term by the flat yield curve. Fannie Mae Conventional 30 year 3.0% coupon Mortgages underperformed relative to the benchmark as rates rose leading to the duration extension of the underlying mortgage loans. This security remains a holding in the Fund although the Fund is underweight to Agency MBS versus the benchmark.

Top performers  |  Early in the fiscal year, the portfolio maintained overall interest rate exposure below that of the benchmark. This appeared to benefit the Fund on a relative basis as interest rates rose. As of the date hereof the Fund’s interest rate exposure is similar to that of the benchmark. Two corporate bonds backed by aircraft leases of Delta Airlines, an air transportation provider, contributed to performance due to their higher ratings and shorter maturities as these more defensive positions outperformed the broadly underperforming corporate sector. The Fund continues to hold these positions as the PM team continues to prefer a defensive posture in the investment grade corporate sector. Various corporate bonds issued by AT&T, Inc., a company that, through its subsidiaries provides wireline and wireless phone and data communications, internet, and other telecommunications services, outperformed other holdings during the period. The shorter maturity holdings appeared to benefit the Fund due to their defensive characteristics. The Fund continues to hold these positions. The Fund also benefited from several positions in JP Morgan, a provider of global financial services and retail banking. The Fund continues to hold positions in short-maturity bonds issued by JP Morgan. The Commercial Mortgage Backed Security, MSBAM 2015-C26 A3, is a conduit, or trust, of commercial loans originated by Bank of America and Morgan Stanley in 2015. This CMBS contributed to performance as this sector broadly outperformed. The Fund continues to hold this security as the PM team believes that the credit protection and relative spread remains attractive. The holding of high yield CDX positively impacted the Fund’s performance during the fiscal year as high yield was the strongest performing sector in the fixed income universe during the fiscal year. The Fund continues to hold positions in high yield CDX.

12

Performance Summary and Commentary

Carillon Reams Unconstrained Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Thomas M. Fink, CFA®, Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA® and Jason Hoyer, CFA® are Co- Portfolio Managers of the Reams Core Plus Bond Fund (the “Fund”). Messrs. Egan, Fink, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017. Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor and Messrs. Fink, Thompson and Vincent served as Co-Portfolio Managers of the Fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Co-Portfolio Manager of the Fund’s predecessor from 2014 to 2017.

Performance Discussion  |  For the fiscal year ended October 31, 2018, the Fund’s Class I shares returned (1.79)%, underperforming its benchmark index, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index, which returned 1.85%. The main detractor from the Fund’s performance, relative to the benchmark, was the Fund’s U.S. Treasury holdings. The Fund’s exposure to U.S. Treasury Inflation-Protected Securities and mortgage-backed securities also detracted from relative performance. The Fund’s allocation to investment-grade corporate bonds, high yield corporate bonds, asset-backed securities and commercial mortgage-backed securities added to relative performance, as these sectors outperformed duration-matched U.S. Treasuries. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $100,000 investment from 9/29/11 to 10/31/18 (a)

(a) The Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2018, the Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s

Prospectus dated March 1, 2018, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Underperformers  |  During the fiscal year, the portfolio maintained overall interest rate exposure above that of the benchmark. This cost the Fund on a relative basis as interest rates rose. Currently the Fund’s interest rate exposure remains above that of the benchmark which has minimal exposure. Several bonds issued by American Express, a global payments and travel company, underperformed as the Fund’s Portfolio Management team (“PM team”) believes that a flattening yield curve hurt the outlook for the company’s profitability in the future. The Fund continues to hold these bonds as the PM team believes the stability of the business and cash flow potential will not be impacted in the short term by the flat yield curve. The PM team believes that bonds issued by Wells Fargo, a diversified financial services company, underperformed as the firm underwent scrutiny regarding its client treatment while also facing profitability concerns with a flat yield curve. The PM team maintains its holdings in these positions as the team is comfortable with asset protections for the short maturity holdings. Fannie Mae Conventional 30 year 3.0% coupon Mortgages underperformed as rates rose and led to the duration extension of the underlying mortgage loans. This security remains a holding in the Fund. The PM team believes that various bonds issued by the Ford Motor Company, a manufacturer and servicer of cars and trucks, detracted from performance over concerns that a global trade war and slowing economy would hurt profitability. The PM team continues to hold positions in this issuer as they offer attractive upside and limited downside due to assets and cash flow available to service the debt.

Top performers  |  Two corporate bonds backed by aircraft leases of American Airlines, an air transportation provider, contributed to performance due to their higher ratings and shorter maturities as these more defensive positions outperformed the broadly underperforming corporate sector. The Fund continues to hold these positions as the PM team continues to prefer a defensive posture in the investment grade corporate sector. Various corporate bonds issued by AT&T, Inc., a company that, through its subsidiaries provides wireline and wireless phone and data communications, internet, and other telecommunications services, outperformed other holdings during the period. The shorter maturity holdings appeared to benefit the Fund due to their defensive characteristics. The Fund continues to hold these positions. The Fund also benefited from several positions in JP Morgan, a provider of global financial services and retail banking. The Fund continues to hold positions in short-maturity bonds issued by JP Morgan. The Commercial Mortgage Backed Security, GSMS 2014-GC22 A3, is a conduit, or trust, of commercial loans originated by Citigroup and GoldmanSachs in 2014. This CMBS contributed to performance as this sector broadly outperformed. The Fund continues to hold this security as the PM team believes that the credit protection and relative spread remains attractive. The holding of high yield CDX positively impacted the Fund’s performance during the fiscal year as high yield was the strongest performing sector in the fixed income universe during the fiscal year. The Fund continues to hold positions in high yield CDX.

13

Description of Indices

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant three-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

The MSCI ACWI® Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries. With 2,484 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

14

Investment Portfolios

10.31.2018

CARILLON CLARIVEST CAPITAL APPRECIATION FUND
COMMON STOCKS—99.8%	Shares	Value
Aerospace & defense—2.5%
Northrop Grumman Corp.	5,600	$1,466,920
The Boeing Co.	28,400	10,078,024

Airlines—1.1%
United Continental Holdings, Inc.*	57,000	4,874,070

Beverages—1.3%
The Coca-Cola Co.	119,800	5,736,024

Biotechnology—4.1%
AbbVie, Inc.	72,000	5,605,200
Amgen, Inc.	44,100	8,502,039
Biogen, Inc.*	8,200	2,495,014
Celgene Corp.*	27,200	1,947,520

Capital markets—1.7%
E*TRADE Financial Corp.	46,500	2,298,030
The Goldman Sachs Group, Inc.	25,000	5,634,250

Communications equipment—1.9%
Cisco Systems, Inc.	131,400	6,011,550
Palo Alto Networks, Inc.*	13,500	2,471,040

Consumer finance—0.6%
Capital One Financial Corp.	30,000	2,679,000

Containers & packaging—0.3%
Owens-Illinois, Inc.*	100,700	1,577,969

Entertainment—1.7%
Activision Blizzard, Inc.	63,800	4,405,390
The Walt Disney Co.	27,300	3,134,859

Equity real estate investment trusts (REITs)—0.9%
Simon Property Group, Inc.	23,300	4,276,016

Food & staples retailing—1.1%
Wal-Mart, Inc.	47,600	4,773,328

Food products—1.3%
Archer-Daniels-Midland Co.	67,100	3,170,475
Tyson Foods, Inc., Class A	44,800	2,684,416

Health care equipment & supplies—1.8%
Intuitive Surgical, Inc.*	5,600	2,918,608
The Cooper Companies, Inc.	20,400	5,269,524

Health care providers & services—6.9%
Aetna, Inc.	31,600	6,269,440
Centene Corp.*	29,370	3,827,498
CVS Health Corp.	26,400	1,911,096
Laboratory Corp. of America Holdings*	18,700	3,002,285
UnitedHealth Group, Inc.	62,400	16,308,240

Hotels, restaurants & leisure—1.4%
Dominos Pizza, Inc.	12,200	3,279,238
Wyndham Destinations, Inc.	38,400	1,377,792
Wyndham Hotels & Resorts, Inc.	38,359	1,890,715

Household durables—0.8%
D.R. Horton, Inc.	94,800	3,409,008

Insurance—1.4%
The Progressive Corp.	87,800	6,119,660

Interactive media & services—7.4%
Alphabet, Inc., Class A*	9,614	10,484,836
Alphabet, Inc., Class C*	9,612	10,349,913
Facebook, Inc., Class A*	63,400	9,623,486
Twitter, Inc.*	86,300	2,998,925

COMMON STOCKS—99.8%	Shares	Value
Internet & direct marketing retail—5.1%
Amazon.com, Inc.*	14,400	$ 23,011,344

IT services—10.8%
Amdocs Ltd.	54,800	3,467,196
Fiserv, Inc.*	72,100	5,717,530
Global Payments, Inc.	21,700	2,478,791
MasterCard, Inc., Class A	60,330	11,925,431
PayPal Holdings, Inc.*	42,300	3,561,237
Visa, Inc., Class A	107,800	14,860,230
Worldpay, Inc., Class A*	73,846	6,782,017

Life sciences tools & services—1.4%
Thermo Fisher Scientific, Inc.	26,900	6,285,185

Machinery—2.0%
Caterpillar, Inc.	34,900	4,234,068
Ingersoll-Rand PLC	37,100	3,559,374
Oshkosh Corp.	21,000	1,178,940

Media—0.5%
Comcast Corp., Class A	60,800	2,318,912

Metals & mining—0.5%
Steel Dynamics, Inc.	52,300	2,071,080

Multiline retail—1.2%
Kohl’s Corp.	70,833	5,364,183

Oil, gas & consumable fuels—2.1%
Occidental Petroleum Corp.	56,500	3,789,455
Phillips 66	29,500	3,033,190
Valero Energy Corp.	30,400	2,769,136

Pharmaceuticals—2.8%
Johnson & Johnson	37,600	5,263,624
Merck & Co., Inc.	98,700	7,265,307

Real estate management & development—0.9%
CBRE Group, Inc., Class A*	100,485	4,048,541

Road & rail—3.0%
CSX Corp.	102,600	7,065,036
Norfolk Southern Corp.	38,600	6,478,238

Semiconductors & semiconductor equipment—2.2%
KLA-Tencor Corp.	19,600	1,794,184
Micron Technology, Inc.*	56,800	2,142,496
NVIDIA Corp.	29,200	6,156,236

Software—12.8%
Adobe, Inc.*	43,000	10,567,680
Microsoft Corp.	320,700	34,253,967
salesforce.com, Inc.*	55,800	7,657,992
Synopsys, Inc.*	61,700	5,524,001

Specialty retail—4.2%
Burlington Stores, Inc.*	28,581	4,901,356
Ross Stores, Inc.	36,300	3,593,700
The Home Depot, Inc.	59,100	10,394,508

Technology hardware, storage & peripherals—9.2%
Apple, Inc.	160,166	35,053,931
NetApp, Inc.	87,400	6,860,026

Textiles, apparel & luxury goods—2.1%
Michael Kors Holdings Ltd.*	40,700	2,255,187
PVH Corp.	39,200	4,734,968
VF Corp.	31,600	2,619,008

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

10.31.2018

CARILLON CLARIVEST CAPITAL APPRECIATION FUND (cont’d)
COMMON STOCKS—99.8%	Shares	Value
Trading companies & distributors—0.8%
United Rentals, Inc.*	29,500	$ 3,542,065
Total common stocks (cost $303,721,853)		451,440,748

Total investment portfolio (cost $303,721,853)—99.8%		451,440,748

Other assets in excess of liabilities—0.2%		902,793

Total net assets—100.0%		$452,343,541

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	37.0%
Health care	17.0%
Consumer discretionary	14.8%
Communication services	9.6%
Industrials	9.4%
Financials	3.7%
Consumer staples	3.6%
Energy	2.1%
Real estate	1.8%
Materials	0.8%

CARILLON CLARIVEST INTERNATIONAL STOCK FUND
COMMON STOCKS—96.0%	Shares	Value
Australia—3.1%
CSL Ltd.	1,284	$171,410
Qantas Airways Ltd.	30,892	119,915
Santos Ltd.	42,348	198,764
St Barbara Ltd.	20,147	59,474

Belgium—0.2%
Anheuser-Busch InBev S.A./N.V.	395	29,215

Denmark—1.2%
DFDS A/S	1,738	74,387
GN Store Nord A/S	1,284	54,466
Royal Unibrew A/S	1,205	85,509

Finland—1.2%
Neste OYJ	1,679	137,870
Stora Enso OYJ, Class R	4,958	74,495

France—7.7%
Air France-KLM*	9,718	93,955
BNP Paribas S.A.	2,173	113,243
Cie Generale des Etablissements Michelin	691	70,740
Credit Agricole S.A.	9,560	122,439
Eiffage S.A.	2,686	262,319
ENGIE S.A.	4,247	56,430
Peugeot S.A.	12,108	287,815
Renault S.A.	1,857	138,669
VINCI S.A.	2,370	210,927

COMMON STOCKS—96.0%	Shares	Value
Germany—7.1%
Allianz SE	1,834	$ 382,057
BASF SE	1,975	151,558
CANCOM SE	1,659	67,643
Covestro AG	3,950	254,729
Deutsche Lufthansa AG	2,844	57,088
ProSiebenSat.1 Media SE	2,469	57,013
Siltronic AG	649	59,438
TAG Immobilien AG	4,069	92,822
Wirecard AG	652	121,960

Hong Kong—0.4%
CK Asset Holdings Ltd.	9,672	62,943

Israel—2.7%
Bank Leumi Le-Israel B.M.	13,036	81,289
Israel Discount Bank Ltd., Class A	47,286	154,529
Teva Pharmaceutical Industries Ltd., Sponsored ADR	9,900	197,802
Tower Semiconductor Ltd.*	2,686	41,627

Italy—2.8%
Enel SpA	55,503	272,134
Eni SpA	8,059	143,125
Intesa Sanpaolo SpA	30,438	67,422

Japan—29.0%
ANA Holdings, Inc.	2,000	67,251
Asahi Group Holdings Ltd.	3,400	149,413
Cosmo Energy Holdings Co. Ltd.	1,900	69,879
Fuji Soft, Inc.	4,000	183,269
Haseko Corp.	9,100	115,312
Hitachi Ltd.	8,000	244,562
Honda Motor Co. Ltd.	5,900	168,419
ITOCHU Corp.	23,700	439,539
JXTG Holdings, Inc.	29,600	200,007
KDDI Corp.	4,000	96,799
Kyocera Corp.	2,000	108,246
Marubeni Corp.	55,300	448,411
Meiko Electronics Co. Ltd.	2,000	50,015
Mitsubishi Chemical Holdings Corp.	7,900	61,584
Mitsubishi Corp.	4,000	112,581
Mitsubishi UFJ Financial Group, Inc.	31,600	191,259
Mitsui Chemicals, Inc.	4,000	89,697
Nihon Unisys Ltd.	2,000	43,828
Nippon Carbon Co. Ltd.	1,800	101,789
Nippon Light Metal Holdings Co. Ltd.	13,400	28,255
Nippon Suisan Kaisha Ltd.	9,900	63,238
Nippon Telegraph & Telephone Corp.	7,900	325,785
Nipro Corp.	5,900	75,132
NS Solutions Corp.	4,000	119,369
Penta-Ocean Construction Co. Ltd.	11,500	68,801
Ricoh Co. Ltd.	9,900	98,825
SCREEN Holdings Co. Ltd.	2,000	108,725
Showa Denko KK	1,600	69,670
SoftBank Group Corp.	2,000	158,278
Sony Corp.	4,000	216,467
Sumitomo Corp.	11,900	180,483
Sumitomo Mitsui Financial Group, Inc.	4,000	155,740
The Hiroshima Bank Ltd.	7,900	48,728
The Kansai Electric Power Co., Inc.	11,900	182,135
Toyota Motor Corp.	4,000	234,324

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON CLARIVEST INTERNATIONAL STOCK FUND (cont’d)
COMMON STOCKS—96.0%	Shares	Value
Netherlands—3.7%
Aegon N.V.	17,105	$104,899
ASR Nederland N.V.	1,205	54,703
Koninklijke Ahold Delhaize N.V.	2,726	62,399
NN Group N.V.	7,427	318,900
NXP Semiconductors N.V.	1,397	104,761

Norway—0.8%
Leroy Seafood Group ASA	15,308	141,116

Singapore—0.2%
Yanlord Land Group Ltd.	39,500	36,025

Spain—2.1%
Almirall S.A.	2,548	46,164
Banco Bilbao Vizcaya Argentaria S.A.	12,128	66,935
Banco Santander S.A.	17,876	85,053
Iberdrola S.A.	15,011	106,215
Repsol S.A.	3,674	65,650

Sweden—3.2%
Ahlsell AB	23,169	117,269
Boliden AB	2,528	57,731
SSAB AB, Class B	12,997	42,150
Svenska Cellulosa AB SCA, Class B	16,532	156,284
Volvo AB, Class B	12,720	189,963

Switzerland—14.3%
Lonza Group AG*	1,264	397,451
Nestle S.A.	5,452	460,275
Novartis AG	5,215	456,690
Roche Holding AG	1,659	403,738
Straumann Holding AG	277	189,082
Swiss Life Holding AG*	553	208,600
UBS Group AG*	10,646	148,800
Zurich Insurance Group AG	751	233,172

United Kingdom—16.3%
3i Group PLC	18,922	211,876
Ashtead Group PLC	5,531	136,543
Aviva PLC	19,811	108,265
Barclays PLC	64,826	142,831
Bellway PLC	2,923	107,209
BP PLC	49,972	360,984
Electrocomponents PLC	7,921	62,714
GlaxoSmithKline PLC	15,683	303,745
HSBC Holdings PLC	15,525	127,764
Imperial Brands PLC	3,259	110,391
Lloyds Banking Group PLC	145,789	106,388
Persimmon PLC	2,627	76,885
Redrow PLC	7,367	49,742
Royal Dutch Shell PLC, Class B	14,616	476,671
Shire PLC	1,620	97,768
Standard Chartered PLC	12,740	89,291
Tesco PLC	102,039	277,896
Total common stocks (cost $16,642,595)		16,804,024

PREFERRED STOCKS—1.1%	Shares	Value
Germany—1.1%
Volkswagen AG	1,126	$ 189,170
Total preferred stocks (cost $211,783)		189,170

Total investment portfolio (cost $16,854,378)—97.1%		16,993,194

Other assets in excess of liabilities—2.9%		498,716

Total net assets—100.0%		$17,491,910

* Non-income producing security

ADR—American Depository Receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Financials	19.0%
Industrials	15.3%
Health care	13.7%
Consumer discretionary	9.5%
Energy	9.4%
Information technology	8.1%
Consumer staples	7.9%
Materials	6.0%
Communication services	3.6%
Utilities	3.5%
Real estate	1.1%

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Oil, gas & consumable fuels	$1,652,950	9.4%
Banks	1,552,912	8.9%
Trading companies & distributors	1,434,827	8.2%
Insurance	1,410,595	8.1%
Pharmaceuticals	1,408,139	8.1%
Automobiles	1,018,397	5.8%
Food products	664,628	3.8%
Chemicals	627,237	3.6%
Household durables	565,614	3.2%
Electric utilities	560,483	3.2%
Construction & engineering	542,047	3.1%
Electronic equipment, instruments & components	465,537	2.7%
Life sciences tools & services	397,451	2.3%
Capital markets	360,676	2.1%
IT services	352,801	2.0%
Food & staples retailing	340,295	1.9%

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios

10.31.2018

CARILLON CLARIVEST INTERNATIONAL STOCK FUND (cont’d)
Industry allocation (unaudited) (cont’d)
Industry	Value	Percent of net assets
Airlines	$338,209	1.9%
Diversified telecommunication services	325,785	1.9%
Health care equipment & supplies	318,680	1.8%
Semiconductors & semiconductor equipment	314,552	1.8%
Biotechnology	269,179	1.5%
Beverages	264,137	1.5%
Wireless telecommunication services	255,077	1.5%
Paper & forest products	230,779	1.3%
Real estate management & development	191,790	1.1%
Machinery	189,963	1.1%
Metals & mining	187,610	1.1%
Software	183,269	1.0%
Tobacco	110,391	0.6%
Electrical equipment	101,789	0.6%
Technology hardware, storage & peripherals	98,825	0.6%
Marine	74,387	0.4%
Auto components	70,740	0.4%
Media	57,013	0.3%
Multi-utilities	56,430	0.3%

CARILLON COUGAR TACTICAL ALLOCATION FUND
EXCHANGE TRADED FUNDS—96.3%	Shares	Value
Equity—78.9%
iShares Core S&P 500 ETF	43,126	$11,763,048
iShares Core S&P Mid-Cap ETF	19,306	3,514,657
iShares Core S&P Small-Cap ETF	45,131	3,522,475

Fixed Income—17.4%
iShares Core U.S. Aggregate Bond ETF	39,531	4,134,547
Total exchange traded funds (cost $22,460,123)		22,934,727

Total investment portfolio (cost $22,460,123)—96.3%		22,934,727

Other assets in excess of liabilities—3.7%		875,694

Total net assets—100.0%		$23,810,421

ETF—Exchange Traded Fund

Asset allocation (unaudited)
Asset class	Percent of net assets
Equity	78.9%
Fixed income	17.4%

CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS—97.1%	Shares	Value
Aerospace & defense—3.1%
Lockheed Martin Corp.	62,717	$18,429,390

Banks—10.6%
JPMorgan Chase & Co.	229,239	24,991,636
The PNC Financial Services Group, Inc.	160,363	20,605,042
Wells Fargo & Co.	319,147	16,988,195

Beverages—5.5%
PepsiCo, Inc.	125,033	14,051,209
The Coca-Cola Co.	381,274	18,255,399

Building products—0.0%
Resideo Technologies, Inc. (fractional shares held)*	0	7

Chemicals—1.8%
DowDuPont, Inc.	195,548	10,543,948

Communications equipment—3.4%
Cisco Systems, Inc.	435,591	19,928,288

Diversified telecommunication services—2.4%
AT&T, Inc.	470,379	14,431,228

Electric utilities—2.1%
Evergy, Inc.	223,075	12,489,969

Entertainment—3.7%
Cinemark Holdings, Inc.	532,985	22,156,187

Equity real estate investment trusts (REITs)—6.6%
Camden Property Trust	84,220	7,602,539
Crown Castle International Corp.	133,244	14,488,953
Prologis, Inc.	181,972	11,731,735
Simon Property Group, Inc.	29,486	5,411,271

Food & staples retailing—2.5%
Sysco Corp.	205,571	14,663,379

Health care equipment & supplies—5.1%
Abbott Laboratories	220,038	15,169,420
Medtronic PLC	167,304	15,027,245

Hotels, restaurants & leisure—5.1%
Carnival Corp.	304,116	17,042,660
McDonald’s Corp.	73,692	13,036,115

Household products—2.1%
The Procter & Gamble Co.	143,730	12,745,976

Industrial conglomerates—5.4%
3M Co.	60,520	11,514,535
Honeywell International, Inc.	140,144	20,295,654

Multi-utilities—2.0%
Sempra Energy	107,570	11,845,608

Oil, gas & consumable fuels—7.7%
Chevron Corp.	139,720	15,599,738
Occidental Petroleum Corp.	206,660	13,860,686
TOTAL S.A., Sponsored ADR	276,456	16,200,322

Pharmaceuticals—11.4%
Johnson & Johnson	148,400	20,774,516
Merck & Co., Inc.	223,566	16,456,694
Novartis AG, Sponsored ADR	142,496	12,462,700
Pfizer, Inc.	419,251	18,052,948

Road & rail—3.0%
Union Pacific Corp.	121,336	17,741,750

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON EAGLE GROWTH & INCOME FUND (cont’d)
COMMON STOCKS—97.1%	Shares	Value
Software—4.8%
Microsoft Corp.	264,026	$ 28,200,617

Specialty retail—1.7%
The Home Depot, Inc.	57,027	10,029,909

Technology hardware, storage & peripherals—4.7%
Apple, Inc.	128,193	28,056,320

Tobacco—2.4%
Altria Group, Inc.	214,522	13,952,511
Total common stocks (cost $377,354,355)		574,834,299

Total investment portfolio (cost $377,354,355)—97.1%		574,834,299

Other assets in excess of liabilities—2.9%		17,305,886

Total net assets—100.0%		$592,140,185

* Non-income producing security

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Health care	16.5%
Information technology	12.9%
Consumer staples	12.4%
Industrials	11.5%
Financials	10.6%
Energy	7.7%
Consumer discretionary	6.8%
Real estate	6.6%
Communication services	6.2%
Utilities	4.1%
Materials	1.8%

CARILLON EAGLE MID CAP GROWTH FUND
COMMON STOCKS—96.7%	Shares	Value
Aerospace & defense—1.9%
Harris Corp.	282,079	$41,947,968
Hexcel Corp.	672,008	39,325,908

Air freight & logistics—0.9%
C.H. Robinson Worldwide, Inc.	447,345	39,827,125

Auto components—1.4%
Aptiv PLC	460,823	35,391,206
Veoneer, Inc.*	770,396	25,869,898

Beverages—1.8%
Constellation Brands, Inc., Class A	112,708	22,454,815
Monster Beverage Corp.*	1,077,237	56,931,975

Biotechnology—3.3%
Bluebird Bio, Inc.*	185,686	21,298,184
Exact Sciences Corp.*	325,167	23,103,116

COMMON STOCKS—96.7%	Shares	Value
Biotechnology (cont’d)
Sage Therapeutics, Inc.*	227,166	$29,231,721
Sarepta Therapeutics, Inc.*	306,703	41,024,593
Seattle Genetics, Inc.*	453,409	25,449,847

Building products—2.3%
A.O. Smith Corp.	705,682	32,129,701
Allegion PLC	280,246	24,025,490
Fortune Brands Home & Security, Inc.	948,381	42,515,920

Capital markets—5.4%
Ameriprise Financial, Inc.	524,111	66,687,884
MarketAxess Holdings, Inc.	268,204	56,234,333
Moody’s Corp.	282,845	41,148,290
Morningstar, Inc.	216,751	27,050,525
MSCI, Inc.	267,154	40,174,618

Chemicals—0.8%
Huntsman Corp.	1,591,733	34,827,118

Commercial services & supplies—3.1%
Ritchie Bros Auctioneers, Inc.	673,811	22,646,788
Waste Connections, Inc.	1,440,657	110,123,821

Construction & engineering—0.7%
Fluor Corp.	708,162	31,059,985

Construction materials—1.4%
Martin Marietta Materials, Inc.	341,353	58,466,942

Distributors—1.4%
Pool Corp.	405,916	59,162,257

Diversified consumer services—1.6%
Bright Horizons Family Solutions, Inc.*	333,339	38,303,984
ServiceMaster Global Holdings, Inc.*	666,162	28,565,027

Diversified telecommunication services—0.9%
Zayo Group Holdings, Inc.*	1,281,371	38,287,366

Electronic equipment, instruments & components—6.5%
Amphenol Corp., Class A	546,582	48,919,089
Cognex Corp.	1,201,446	51,469,947
Coherent, Inc.*	301,601	37,139,147
FLIR Systems, Inc.	1,024,553	47,447,049
IPG Photonics Corp.*	225,372	30,098,431
Keysight Technologies, Inc.*	1,091,269	62,289,634

Entertainment—2.5%
Electronic Arts, Inc.*	310,371	28,237,554
Lions Gate Entertainment Corp., Class A	1,379,903	26,438,941
Spotify Technology S.A.*	202,201	30,267,468
Take-Two Interactive Software, Inc.*	176,218	22,709,214

Equity real estate investment trusts (REITs)—1.9%
SBA Communications Corp.*	500,952	81,239,386

Health care equipment & supplies—6.5%
ABIOMED, Inc.*	118,638	40,479,286
Align Technology, Inc.*	207,644	45,930,853
DexCom, Inc.*	203,938	27,076,848
Edwards Lifesciences Corp.*	358,559	52,923,308
IDEXX Laboratories, Inc.*	329,240	69,838,389
Intuitive Surgical, Inc.*	77,953	40,627,545

Health care providers & services—2.3%
Centene Corp.*	516,320	67,286,822
WellCare Health Plans, Inc.*	107,430	29,649,606

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

10.31.2018

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)
COMMON STOCKS—96.7%	Shares	Value
Hotels, restaurants & leisure—3.2%
Chipotle Mexican Grill, Inc.*	87,227	$ 40,153,205
Royal Caribbean Cruises Ltd.	404,300	42,342,339
Vail Resorts, Inc.	210,964	53,019,472

Insurance—1.2%
The Progressive Corp.	766,887	53,452,024

Interactive media & services—3.0%
IAC/InterActiveCorp*	264,518	52,001,593
Twitter, Inc.*	2,197,913	76,377,477

Internet & direct marketing retail—1.9%
Qurate Retail, Inc., Class A*	3,786,973	83,086,188

IT services—4.6%
Global Payments, Inc.	357,634	40,852,532
Perspecta, Inc.	1,855,776	45,447,954
Shopify, Inc., Class A*	232,152	32,071,799
Square, Inc., Class A*	390,981	28,717,554
Worldpay, Inc., Class A*	529,696	48,647,281

Leisure products—1.0%
Brunswick Corp.	824,377	42,859,360

Life sciences tools & services—2.8%
Illumina, Inc.*	153,154	47,653,867
IQVIA Holdings, Inc.*	395,495	48,618,200
PRA Health Sciences, Inc.*	263,780	25,552,369

Machinery—0.9%
WABCO Holdings, Inc.*	352,909	37,920,072

Media—1.8%
Sirius XM Holdings, Inc.	12,755,822	76,790,049

Multiline retail—1.1%
Dollar Tree, Inc.*	572,656	48,274,901

Oil, gas & consumable fuels—2.1%
Diamondback Energy, Inc.	456,379	51,278,744
Parsley Energy, Inc., Class A*	1,612,923	37,774,657

Pharmaceuticals—1.2%
Zoetis, Inc.	586,860	52,905,429

Professional services—3.4%
IHS Markit Ltd.*	1,253,275	65,834,536
TransUnion	1,245,049	81,861,972

Road & rail—0.7%
Old Dominion Freight Line, Inc.	228,848	29,846,356

Semiconductors & semiconductor equipment—4.2%
Advanced Micro Devices, Inc.*	3,205,132	58,365,454
Maxim Integrated Products, Inc.	875,707	43,802,864
Microchip Technology, Inc.	629,874	41,433,112
NVIDIA Corp.	167,924	35,403,417

Software—9.5%
Autodesk, Inc.*	348,444	45,036,387
PTC, Inc.*	546,943	45,073,573
ServiceNow, Inc.*	306,229	55,439,698
Splunk, Inc.*	609,593	60,861,765
Synopsys, Inc.*	549,196	49,169,518
Tableau Software, Inc., Class A*	509,134	54,314,415
The Ultimate Software Group, Inc.*	178,366	47,557,726
Tyler Technologies, Inc.*	226,510	47,943,107

COMMON STOCKS—96.7%	Shares	Value
Specialty retail—3.9%
AutoZone, Inc.*	58,671	$ 43,033,418
Burlington Stores, Inc.*	719,108	123,319,831

Textiles, apparel & luxury goods—2.2%
Canada Goose Holdings, Inc.*	538,313	29,375,740
Lululemon Athletica, Inc.*	474,815	66,820,715

Trading companies & distributors—1.4%
United Rentals, Inc.*	255,906	30,726,633
W.W. Grainger, Inc.	107,950	30,654,562
Total common stocks (cost $3,613,996,333)		4,145,006,787

Total investment portfolio (cost $3,613,996,333)—96.7%		4,145,006,787

Other assets in excess of liabilities—3.3%		143,000,026

Total net assets—100.0%		$4,288,006,813

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	24.7%
Consumer discretionary	17.7%
Health care	16.1%
Industrials	15.4%
Communication services	8.2%
Financials	6.6%
Materials	2.2%
Energy	2.1%
Real estate	1.9%
Consumer staples	1.8%

CARILLON EAGLE SMALL CAP GROWTH FUND
COMMON STOCKS—99.5%	Shares	Value
Aerospace & defense—2.4%
Aerojet Rocketdyne Holdings, Inc.*	1,516,519	$53,563,451
Hexcel Corp.	1,027,847	60,149,607

Auto components—1.0%
Visteon Corp.*	578,152	45,697,134

Banks—3.0%
Glacier Bancorp, Inc.	1,244,173	52,752,935
Texas Capital Bancshares, Inc.*	746,348	48,684,280
UMB Financial Corp.	603,785	38,551,672

Biotechnology—10.9%
Acceleron Pharma, Inc.*	657,640	33,388,383
Aimmune Therapeutics, Inc.*	964,906	25,647,201
Amicus Therapeutics, Inc.*	1,859,320	20,787,197
Atara Biotherapeutics, Inc.*	1,286,445	43,957,826
Biohaven Pharmaceutical Holding Co. Ltd.*	690,417	24,889,533
Blueprint Medicines Corp.*	566,166	34,405,908

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)
COMMON STOCKS—99.5%	Shares	Value
Biotechnology (cont’d)
Dynavax Technologies Corp.*	1,636,176	$ 16,181,781
Exact Sciences Corp.*	453,023	32,187,284
FibroGen, Inc.*	708,315	30,365,464
Heron Therapeutics, Inc.*	1,274,695	35,385,533
Kura Oncology, Inc.*	1,502,217	16,329,099
Ligand Pharmaceuticals, Inc.*	224,422	36,986,990
Loxo Oncology, Inc.*	256,146	39,103,248
Progenics Pharmaceuticals, Inc.*	3,948,024	19,779,600
Sage Therapeutics, Inc.*	262,656	33,798,574
Sarepta Therapeutics, Inc.*	522,334	69,867,396

Building products—2.5%
Builders FirstSource, Inc.*	3,048,889	37,745,246
Trex Co., Inc.*	1,261,900	77,354,470

Capital markets—1.3%
PJT Partners, Inc., Class A	694,343	31,481,512
Stifel Financial Corp.	612,446	28,001,031

Chemicals—3.5%
Quaker Chemical Corp.	683,441	122,951,036
Sensient Technologies Corp.	619,608	40,187,775

Commercial services & supplies—1.7%
Ritchie Bros Auctioneers, Inc.	1,436,989	48,297,201
The Brink’s Co.	495,004	32,828,665

Communications equipment—0.7%
Lumentum Holdings, Inc.*	594,857	32,508,935

Construction materials—0.6%
Summit Materials, Inc., Class A*	2,180,026	29,430,351

Consumer finance—2.5%
FirstCash, Inc.	529,354	42,560,062
Green Dot Corp., Class A*	954,592	72,300,798

Distributors—0.6%
Pool Corp.	195,828	28,541,931

Diversified consumer services—0.8%
Weight Watchers International, Inc.*	578,118	38,213,600

Electrical equipment—1.2%
Bloom Energy Corp., Class A*	826,442	19,627,997
Thermon Group Holdings, Inc.*	1,616,313	34,880,035

Electronic equipment, instruments & components—4.5%
Cognex Corp.	1,426,764	61,122,570
Coherent, Inc.*	566,591	69,770,015
IPG Photonics Corp.*	338,736	45,238,193
Littelfuse, Inc.	180,457	32,691,590

Entertainment—0.8%
Take-Two Interactive Software, Inc.*	300,445	38,718,347

Equity real estate investment trusts (REITs)—1.2%
Seritage Growth Properties, Class A	1,032,564	39,258,083
The GEO Group, Inc.	663,576	14,671,666

Food & staples retailing—1.6%
Casey’s General Stores, Inc.	580,187	73,167,383

Health care equipment & supplies—8.0%
AxoGen, Inc.*	635,364	23,692,724
Haemonetics Corp.*	424,133	44,309,174
Inogen, Inc.*	139,746	26,491,649
Insulet Corp.*	404,355	35,668,155

COMMON STOCKS—99.5%	Shares	Value
Health care equipment & supplies (cont’d)
Merit Medical Systems, Inc.*	1,068,907	$ 61,055,968
Natus Medical, Inc.*	1,206,572	36,052,371
NuVasive, Inc.*	739,039	41,511,821
Penumbra, Inc.*	197,677	26,884,072
Quidel Corp.*	397,803	25,602,601
Tandem Diabetes Care, Inc.*	732,007	27,530,783
West Pharmaceutical Services, Inc.	235,498	24,943,948

Health care providers & services—2.7%
Encompass Health Corp.	348,769	23,472,154
HealthEquity, Inc.*	752,482	69,077,848
Tivity Health, Inc.*	992,903	34,165,792

Health care technology—4.3%
Evolent Health, Inc., Class A*	1,633,453	36,262,656
Medidata Solutions, Inc.*	511,726	35,974,338
Omnicell, Inc.*	500,403	35,378,492
Teladoc Health, Inc.*	1,357,735	94,145,345

Hotels, restaurants & leisure—5.4%
Dave & Buster’s Entertainment, Inc.	803,966	47,876,175
Penn National Gaming, Inc.*	2,403,342	58,353,144
Planet Fitness, Inc., Class A*	2,133,092	104,713,486
Wingstop, Inc.	712,878	44,640,421

Household durables—1.0%
Universal Electronics, Inc.*	1,502,697	46,989,335

Insurance—0.9%
Enstar Group Ltd.*	244,572	44,414,275

Internet & direct marketing retail—2.0%
Etsy, Inc.*	568,092	24,155,272
Nutrisystem, Inc.	1,957,557	69,610,727

IT services—1.2%
Everi Holdings, Inc.*	4,272,139	30,759,401
EVO Payments, Inc., Class A*	975,000	23,146,500

Life sciences tools & services—1.8%
NeoGenomics, Inc.*	2,002,651	36,928,884
PRA Health Sciences, Inc.*	504,819	48,901,817

Machinery—6.0%
Chart Industries, Inc.*	1,216,688	82,795,618
Graco, Inc.	947,349	38,490,790
John Bean Technologies Corp.	684,254	71,141,888
Kennametal, Inc.	890,978	31,585,170
Woodward, Inc.	777,879	57,283,010

Multiline retail—1.5%
Ollie’s Bargain Outlet Holdings, Inc.*	764,657	71,036,635

Oil, Gas & Consumable Fuels—0.6%
Viper Energy Partners LP	825,400	29,681,384

Pharmaceuticals—1.8%
Cymabay Therapeutics, Inc.*	2,061,772	21,751,695
Horizon Pharma PLC*	1,805,886	32,885,184
Zogenix, Inc.*	693,531	28,961,854

Professional services—0.3%
WageWorks, Inc.*	368,864	14,684,476

Road & rail—1.2%
Landstar System, Inc.	583,979	58,450,458

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2018

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)
COMMON STOCKS—99.5%	Shares	Value
Semiconductors & semiconductor equipment—2.3%
Cabot Microelectronics Corp.	252,552	$24,654,126
Entegris, Inc.	2,077,267	55,130,666
Silicon Laboratories, Inc.*	367,464	29,959,340

Software—11.7%
Alarm.com Holdings, Inc.*	648,459	28,843,456
Cornerstone OnDemand, Inc.*	1,509,541	74,344,894
Ellie Mae, Inc.*	355,896	23,588,787
Guidewire Software, Inc.*	636,923	56,667,039
Manhattan Associates, Inc.*	785,826	37,515,333
Pegasystems, Inc.	1,065,831	57,043,275
Proofpoint, Inc.*	486,515	44,248,539
PTC, Inc.*	423,284	34,882,835
RealPage, Inc.*	1,568,452	83,127,956
SailPoint Technologies Holding, Inc.*	1,373,769	35,772,945
Tableau Software, Inc., Class A*	363,248	38,751,297
The Ultimate Software Group, Inc.*	126,956	33,850,278

Specialty retail—4.9%
At Home Group, Inc.*	1,336,549	36,541,250
Camping World Holdings, Inc., Class A	1,670,876	28,655,523
Floor & Decor Holdings, Inc., Class A*	953,632	24,393,907
Genesco, Inc.*	920,238	39,376,984
MarineMax, Inc.*	1,861,655	42,371,268
National Vision Holdings, Inc.*	1,387,401	57,480,023

Textiles, apparel & luxury goods—1.1%
Steven Madden Ltd.	1,684,619	52,678,036
Total common stocks (cost $3,630,159,934)		4,665,343,835

Total investment portfolio (cost $3,630,159,934)—99.5%		4,665,343,835

Other assets in excess of liabilities—0.5%		25,490,508

Total net assets—100.0%		$4,690,834,343

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Health care	29.5%
Information technology	20.3%
Consumer discretionary	18.4%
Industrials	15.3%
Financials	7.7%
Materials	4.1%
Consumer staples	1.6%
Real estate	1.2%
Communication services	0.8%
Energy	0.6%

CARILLON SCOUT INTERNATIONAL FUND
COMMON STOCKS—91.4%	Shares	Value
Australia—7.7%
BHP Billiton Ltd., Sponsored ADR	233,776	$10,795,776
Caltex Australia Ltd.	869,678	17,401,230
CSL Ltd.	81,313	10,855,056
Macquarie Group Ltd.	148,970	12,422,937
Woodside Petroleum Ltd.	474,890	11,691,927

Canada—1.4%
Enbridge, Inc.	366,342	11,396,900

Denmark—2.5%
Novo Nordisk A/S, Sponsored ADR	293,509	12,673,719
Pandora A/S	121,864	7,624,247

France—8.6%
Air Liquide S.A.	103,141	12,468,258
AXA S.A.	594,804	14,885,891
BNP Paribas S.A.	251,431	13,103,013
Dassault Systemes SE	46,375	5,805,403
L’Oreal S.A.	45,178	10,178,835
TOTAL S.A.	249,101	14,616,029

Germany—10.4%
Allianz SE, Sponsored ADR	763,441	15,864,304
BASF SE	178,578	13,703,745
Continental AG	61,578	10,147,133
Fresenius SE & Co. KGaA	164,415	10,449,476
Muenchener Rueckversicherungs-Gesellschaft AG	61,904	13,296,013
SAP SE, Sponsored ADR	105,577	11,324,189
Siemens AG	98,106	11,276,911

Hong Kong—1.3%
AAC Technologies Holdings, Inc.	1,408,708	10,730,502

Ireland—2.9%
Kerry Group PLC, Class A	103,657	10,625,286
Ryanair Holdings PLC, Sponsored ADR*	158,730	13,142,844

Japan—13.0%
Astellas Pharma, Inc.	772,215	11,930,881
FANUC Corp.	58,289	10,140,366
JGC Corp.	557,624	10,793,842
Komatsu Ltd.	497,084	12,945,288
Kubota Corp.	817,693	12,908,752
Nitto Denko Corp.	178,900	11,176,793
ORIX Corp.	974,386	15,873,725
Sysmex Corp.	111,879	7,847,142
Tokyo Electron Ltd.	99,341	13,405,939

Mexico—3.2%
Grupo Financiero Banorte S.A.B. de C.V., Class O	2,410,698	13,290,540
Wal-Mart de Mexico S.A.B. de C.V., Sponsored ADR	515,151	13,141,502

Norway—1.6%
DNB ASA	728,353	13,158,718

Singapore—1.6%
Singapore Telecommunications Ltd.	5,870,987	13,410,506

South Africa—1.0%
MTN Group Ltd.	1,424,881	8,274,183

Spain—1.7%
Banco Bilbao Vizcaya Argentaria S.A.	2,540,688	14,022,224

Sweden—2.8%
Essity AB, Class B	549,254	12,534,780
Sandvik AB	673,483	10,646,956

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON SCOUT INTERNATIONAL FUND (cont’d)
COMMON STOCKS—91.4%	Shares	Value
Switzerland—10.6%
ABB Ltd.	597,452	$ 12,021,655
Adecco Group AG	221,868	10,864,883
Coca-Cola HBC AG*	322,404	9,523,366
Givaudan S.A.	5,485	13,295,192
Nestle S.A., Sponsored ADR	171,636	14,465,482
Novartis AG, Sponsored ADR	145,343	12,711,699
Roche Holding AG	60,357	14,688,625

Taiwan—2.4%
Largan Precision Co. Ltd.	87,500	9,560,551
MediaTek, Inc.	1,346,930	9,949,284

Turkey—0.8%
Turkiye Garanti Bankasi AS	5,493,719	6,910,652

United Kingdom—12.5%
British American Tobacco PLC	285,245	12,365,450
Compass Group PLC	641,996	12,627,298
Diageo PLC, Sponsored ADR	96,906	13,388,533
Next PLC	206,119	13,693,066
Prudential PLC, Sponsored ADR	338,212	13,470,984
Reckitt Benckiser Group PLC	179,000	14,474,680
Royal Dutch Shell PLC, Class B, Sponsored ADR	203,615	13,379,542
WPP PLC	842,844	9,537,399

United States—5.4%
Aflac, Inc.	326,754	14,073,295
Credicorp Ltd.	77,045	17,389,827
Mettler-Toledo International, Inc.*	23,765	12,995,177
Total common stocks (cost $560,800,671)		753,368,401

PREFERRED STOCKS—5.4%
Colombia—1.6%
Bancolombia S.A., Sponsored ADR	346,990	12,817,811

Germany—3.8%
Henkel AG & Co. KGaA, Sponsored ADR	109,579	11,982,464
Volkswagen AG	115,109	19,338,546
Total preferred stocks (cost $32,616,529)		44,138,821

Total investment portfolio (cost $593,417,200)—96.8%		797,507,222

Other assets in excess of liabilities—3.2%		26,658,389

Total net assets—100.0%		$824,165,611

ADR—American depository receipt

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Financials	23.1%
Consumer staples	14.9%
Industrials	12.7%
Health care	11.4%
Energy	8.3%
Consumer discretionary	7.7%

Sector allocation (unaudited) (cont’d)
Sector	Percent of net assets
Materials	7.5%
Information technology	7.4%
Communication services	3.8%

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Banks	$90,692,786	11.0%
Insurance	71,590,487	8.7%
Oil, gas & consumable fuels	68,485,628	8.3%
Pharmaceuticals	52,004,923	6.3%
Chemicals	50,643,988	6.1%
Machinery	46,641,362	5.7%
Household products	38,991,923	4.7%
Food products	25,090,768	3.0%
Semiconductors & semiconductor equipment	23,355,224	2.8%
Beverages	22,911,899	2.8%
Electronic equipment, instruments & components	20,291,052	2.5%
Automobiles	19,338,546	2.4%
Software	17,129,592	2.1%
Diversified financial services	15,873,725	1.9%
Multiline retail	13,693,067	1.7%
Diversified telecommunication services	13,410,506	1.6%
Airlines	13,142,844	1.6%
Food & staples retailing	13,141,502	1.6%
Life sciences tools & services	12,995,177	1.6%
Hotels, restaurants & leisure	12,627,298	1.5%
Capital markets	12,422,937	1.5%
Tobacco	12,365,450	1.5%
Electrical equipment	12,021,655	1.5%
Industrial conglomerates	11,276,911	1.4%
Professional services	10,864,884	1.3%
Biotechnology	10,855,056	1.3%
Metals & mining	10,795,776	1.3%
Construction & engineering	10,793,842	1.3%
Health care providers & services	10,449,476	1.3%
Personal products	10,178,834	1.2%
Auto components	10,147,133	1.2%
Media	9,537,399	1.2%
Wireless telecommunication services	8,274,183	1.0%
Health care equipment & supplies	7,847,142	1.0%
Textiles, apparel & luxury goods	7,624,247	0.9%

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2018

CARILLON SCOUT MID CAP FUND
COMMON STOCKS—96.7%	Shares	Value
Aerospace & defense—3.6%
Aerojet Rocketdyne Holdings, Inc.*	344,425	$12,165,091
BWX Technologies, Inc.	297,300	17,380,158
Harris Corp.	68,225	10,145,740
Hexcel Corp.	176,525	10,330,243
Huntington Ingalls Industries, Inc.	88,500	19,335,480
L3 Technologies, Inc.	20,275	3,841,504
Textron, Inc.	306,209	16,421,989

Airlines—3.4%
Alaska Air Group, Inc.	316,850	19,460,927
JetBlue Airways Corp.*	1,436,750	24,036,827
Southwest Airlines Co.	388,675	19,083,942
Spirit Airlines, Inc.*	389,475	20,213,753

Auto components—0.7%
Lear Corp.	67,950	9,030,555
Tenneco, Inc., Class A	249,875	8,603,196

Automobiles—0.4%
Thor Industries, Inc.	134,199	9,345,618

Banks—3.9%
Citizens Financial Group, Inc.	470,075	17,557,301
First Horizon National Corp.	1,500,675	24,220,895
KeyCorp	449,825	8,168,822
SunTrust Banks, Inc.	140,200	8,784,932
SVB Financial Group*	92,800	22,014,944
Umpqua Holdings Corp.	822,725	15,796,320

Beverages—0.2%
Monster Beverage Corp.*	76,817	4,059,778

Biotechnology—1.4%
BioMarin Pharmaceutical, Inc.*	140,275	12,929,147
Incyte Corp.*	155,875	10,103,817
Ionis Pharmaceuticals, Inc.*	249,600	12,367,680

Building products—0.4%
Owens Corning	209,350	9,895,975

Capital markets—0.8%
Evercore, Inc., Class A	76,350	6,237,032
MarketAxess Holdings, Inc.	37,900	7,946,493
S&P Global, Inc.	28,725	5,237,142

Chemicals—1.5%
Albemarle Corp.	160,450	15,919,849
Celanese Corp., Class A	63,775	6,182,349
CF Industries Holdings, Inc.	309,110	14,846,553

Communications equipment—1.9%
Arista Networks, Inc.*	90,975	20,956,091
Palo Alto Networks, Inc.*	140,800	25,772,032

Construction & engineering—0.5%
Dycom Industries, Inc.*	166,225	11,283,353

Construction materials—1.2%
Martin Marietta Materials, Inc.	89,023	15,247,859
Vulcan Materials Co.	146,825	14,849,881

Diversified consumer services—0.5%
H&R Block, Inc.	458,700	12,173,898

Diversified financial services—1.4%
Voya Financial, Inc.	805,750	35,259,620

COMMON STOCKS—96.7%	Shares	Value
Electric utilities—4.2%
Evergy, Inc.	816,323	$ 45,705,925
FirstEnergy Corp.	331,550	12,360,184
Xcel Energy, Inc.	934,800	45,814,548

Electrical equipment—1.3%
Acuity Brands, Inc.	88,325	11,097,153
Rockwell Automation, Inc.	127,375	20,982,484

Electronic equipment, instruments & components—1.6%
IPG Photonics Corp.*	63,900	8,533,845
Keysight Technologies, Inc.*	521,850	29,787,198

Energy equipment & services—1.2%
Ensco PLC, Class A	3,557,500	25,400,550
Patterson-UTI Energy, Inc.	299,350	4,981,184

Entertainment—2.1%
Live Nation Entertainment, Inc.*	170,450	8,914,535
Take-Two Interactive Software, Inc.*	237,300	30,580,851
The Madison Square Garden Co., Class A*	43,619	12,065,888

Equity real estate investment trusts (REITs)—9.1%
Cousins Properties, Inc.	3,156,440	26,230,016
EPR Properties	631,299	43,395,493
Host Hotels & Resorts, Inc.	2,115,559	40,428,333
Lamar Advertising Co., Class A	350,698	25,713,177
Mid-America Apartment Communities, Inc.	453,250	44,287,058
Omega Healthcare Investors, Inc.	847,973	28,279,900
OUTFRONT Media, Inc.	973,131	17,243,881

Food & staples retailing—0.6%
Casey’s General Stores, Inc.	125,500	15,826,805

Food products—1.0%
Hormel Foods Corp.	256,775	11,205,661
Tyson Foods, Inc., Class A	236,900	14,195,048

Gas utilities—2.9%
Atmos Energy Corp.	513,099	47,759,255
ONE Gas, Inc.	297,931	23,509,735

Health care equipment & supplies—4.7%
ABIOMED, Inc.*	43,750	14,927,500
Align Technology, Inc.*	109,050	24,121,860
Edwards Lifesciences Corp.*	260,450	38,442,420
Masimo Corp.*	264,525	30,579,090
Teleflex, Inc.	36,700	8,835,158

Health care providers & services—1.2%
Humana, Inc.	27,160	8,702,335
Molina Healthcare, Inc.*	161,997	20,536,360

Health care technology—0.4%
Veeva Systems, Inc., Class A*	104,425	9,539,224

Hotels, restaurants & leisure—3.7%
Cracker Barrel Old Country Store, Inc.	68,300	10,837,844
Darden Restaurants, Inc.	181,750	19,365,462
Hilton Grand Vacations, Inc.*	352,675	9,476,377
Royal Caribbean Cruises Ltd.	130,675	13,685,593
Six Flags Entertainment Corp.	226,100	12,177,746
Texas Roadhouse, Inc.	165,569	10,010,302
Vail Resorts, Inc.	59,200	14,878,144

Household durables—1.7%
D.R. Horton, Inc.	377,050	13,558,718
Garmin Ltd.	209,525	13,862,174
PulteGroup, Inc.	608,825	14,958,830

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON SCOUT MID CAP FUND (cont’d)
COMMON STOCKS—96.7%	Shares	Value
Household products—0.5%
The Clorox Co.	81,500	$12,098,675

Insurance—5.1%
Arch Capital Group Ltd.*	306,525	8,696,114
Everest Re Group Ltd.	112,750	24,563,715
Lincoln National Corp.	218,975	13,180,105
The Hanover Insurance Group, Inc.	213,900	23,824,182
The Hartford Financial Services Group, Inc.	281,225	12,773,240
White Mountains Insurance Group Ltd.	16,275	14,430,554
W.R. Berkley Corp.	391,275	29,697,773

Interactive media & services—1.0%
IAC/InterActiveCorp*	82,475	16,213,760
Match Group, Inc.*	180,475	9,334,167

Internet & direct marketing retail—0.6%
eBay, Inc.*	115,300	3,347,159
Expedia Group, Inc.	97,700	12,254,511

IT services—3.4%
DXC Technology Co.	506,000	36,851,980
Fiserv, Inc.*	43,150	3,421,795
Jack Henry & Associates, Inc.	94,350	14,136,461
Paychex, Inc.	320,000	20,956,800
Science Applications International Corp.	140,608	9,773,662

Leisure products—0.1%
Brunswick Corp.	62,800	3,264,972

Machinery—0.8%
AGCO Corp.	52,075	2,918,283
Allison Transmission Holdings, Inc.	98,175	4,327,554
The Timken Co.	86,550	3,423,052
Xylem Inc.	150,325	9,858,314

Marine—0.4%
Kirby Corp.*	123,400	8,877,396

Metals & mining—0.6%
Newmont Mining Corp.	412,075	12,741,359
Steel Dynamics, Inc.	62,300	2,467,080

Mortgage real estate investment trusts (REITs)—2.0%
AGNC Investment Corp.	2,829,850	50,484,524

Multiline retail—0.3%
Big Lots, Inc.	180,625	7,499,550

Multi-utilities—2.2%
CMS Energy Corp.	1,095,000	54,224,400

Oil, gas & consumable fuels—3.6%
Cabot Oil & Gas Corp.	420,600	10,191,138
HollyFrontier Corp.	231,100	15,585,384
Marathon Petroleum Corp.	70,650	4,977,293
Newfield Exploration Co.*	1,536,465	31,036,593
PBF Energy, Inc., Class A	199,600	8,353,260
WPX Energy, Inc.*	1,121,275	17,985,251

Pharmaceuticals—0.6%
Nektar Therapeutics*	99,925	3,865,099
Supernus Pharmaceuticals, Inc.*	243,325	11,572,537

Road & rail—1.1%
AMERCO	22,575	7,370,286
Norfolk Southern Corp.	72,000	12,083,760
Old Dominion Freight Line, Inc.	53,775	7,013,335

COMMON STOCKS—96.7%	Shares	Value
Semiconductors & semiconductor equipment—3.1%
ON Semiconductor Corp.*	1,764,300	$ 29,993,100
Skyworks Solutions, Inc.	55,903	4,850,144
Universal Display Corp.	103,875	12,777,664
Xilinx, Inc.	348,925	29,787,727

Software—4.2%
Aspen Technology, Inc.*	91,075	7,731,357
Ellie Mae, Inc.*	116,200	7,701,736
Proofpoint, Inc.*	73,500	6,684,825
Red Hat, Inc.*	64,925	11,143,727
ServiceNow, Inc.*	178,425	32,302,062
Splunk, Inc.*	82,425	8,229,312
Workday, Inc., Class A*	223,175	29,686,738

Specialty retail—4.4%
American Eagle Outfitters, Inc.	611,800	14,108,108
Best Buy Co., Inc.	173,300	12,158,728
Foot Locker, Inc.	257,025	12,116,159
O’Reilly Automotive, Inc.*	51,675	16,574,756
Ross Stores, Inc.	210,400	20,829,600
Tractor Supply Co.	184,025	16,910,057
Ulta Beauty, Inc.*	56,850	15,606,462

Technology hardware, storage & peripherals—0.3%
Pure Storage, Inc., Class A*	352,725	7,117,991

Textiles, apparel & luxury goods—0.5%
Ralph Lauren Corp.	62,650	8,120,067
Tapestry, Inc.	70,275	2,973,335

Trading companies & distributors—2.3%
United Rentals, Inc.*	308,275	37,014,579
W.W. Grainger, Inc.	73,062	20,747,416

Water utilities—1.2%
American Water Works Co., Inc.	324,000	28,683,720

Wireless telecommunication services—0.9%
Sprint Corp.*	3,752,274	22,963,917
Total common stocks (cost $2,234,959,007)		2,392,488,990

Total investment portfolio (cost $2,234,959,007)—96.7%		2,392,488,990

Other assets in excess of liabilities—3.3%		81,200,167

Total net assets—100.0%		$2,473,689,157

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	14.5%
Industrials	13.7%
Financials	13.3%
Consumer discretionary	12.8%
Utilities	10.4%
Real estate	9.1%
Health care	8.4%
Energy	4.8%

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2018

CARILLON SCOUT MID CAP FUND (cont’d)
Sector allocation (unaudited) (cont’d)
Sector	Percent of net assets
Communication services	4.1%
Materials	3.3%
Consumer staples	2.3%

CARILLON SCOUT SMALL CAP FUND
COMMON STOCKS—99.5%	Shares	Value
Aerospace & defense—3.8%
Astronics Corp.*	114,302	$3,333,046
Astronics Corp., Class B*	16,335	475,357
Teledyne Technologies, Inc.*	38,139	8,439,398

Air freight & logistics—0.6%
Radiant Logistics, Inc.*	322,550	1,754,672

Auto components—1.0%
Stoneridge, Inc.*	120,333	3,057,662

Automobiles—1.2%
Thor Industries, Inc.	56,711	3,949,354

Banks—0.8%
Hilltop Holdings, Inc.	134,049	2,667,575

Biotechnology—2.5%
Eagle Pharmaceuticals, Inc.*	53,496	2,634,143
Genomic Health, Inc.*	75,846	5,438,917

Capital markets—1.4%
Cohen & Steers, Inc.	116,834	4,485,257

Chemicals—1.6%
Balchem Corp.	55,758	5,221,737

Commercial services & supplies—1.2%
Healthcare Services Group, Inc.	95,614	3,880,972

Construction & engineering—1.5%
Dycom Industries, Inc.*	72,334	4,910,032

Consumer finance—2.1%
Green Dot Corp., Class A*	53,166	4,026,793
PRA Group, Inc.*	86,937	2,681,137

Electronic equipment, instruments & components—4.9%
ePlus, Inc.*	52,237	4,433,877
Fabrinet*	77,373	3,351,798
II-VI, Inc.*	155,073	5,773,368
nLight, Inc.*	9,830	175,367
Plexus Corp.*	33,079	1,931,814

Energy equipment & services—0.3%
Geospace Technologies Corp.*	70,776	900,978

Equity real estate investment trusts (REITs)—1.5%
CareTrust REIT, Inc.	143,974	2,542,581
QTS Realty Trust, Inc., Class A	57,818	2,215,586

Food & staples retailing—1.4%
Performance Food Group Co.*	149,963	4,396,915

Health care equipment & supplies—3.9%
Cutera, Inc.*	86,355	1,753,006
ICU Medical, Inc.*	32,823	8,361,003
Varex Imaging Corp.*	85,104	2,209,300

COMMON STOCKS—99.5%	Shares	Value
Health care providers & services—12.9%
AMN Healthcare Services, Inc.*	106,477	$ 5,389,866
BioTelemetry, Inc.*	137,489	7,988,111
HealthEquity, Inc.*	73,906	6,784,571
LHC Group, Inc.*	58,983	5,392,791
Molina Healthcare, Inc.*	62,136	7,876,981
U.S. Physical Therapy, Inc.	71,476	7,685,099

Health care technology—4.5%
HMS Holdings Corp.*	149,577	4,310,809
Omnicell, Inc.*	142,109	10,047,106

Hotels, restaurants & leisure—4.4%
Cracker Barrel Old Country Store, Inc.	25,913	4,111,875
Dave & Buster’s Entertainment, Inc.	71,400	4,251,870
Lindblad Expeditions Holdings, Inc.*	179,555	2,425,788
The Cheesecake Factory, Inc.	67,489	3,262,418

Household durables—3.0%
Installed Building Products, Inc.*	77,897	2,372,743
iRobot Corp.*	51,429	4,534,495
LGI Homes, Inc.*	57,880	2,476,685

Insurance—1.0%
CNO Financial Group, Inc.	170,582	3,224,000

Internet & direct marketing retail—0.7%
PetMed Express, Inc.	78,164	2,183,902

IT services—3.0%
Carbonite, Inc.*	181,815	6,219,891
Virtusa Corp.*	66,913	3,318,216

Life sciences tools & services—5.4%
Bruker Corp.	182,267	5,710,425
Cambrex Corp.*	86,930	4,632,500
PRA Health Sciences, Inc.*	72,386	7,012,032

Machinery—4.9%
Albany International Corp., Class A	68,855	4,818,473
Chart Industries, Inc.*	50,897	3,463,541
Proto Labs, Inc.*	61,034	7,290,511

Metals & mining—0.5%
Carpenter Technology Corp.	36,359	1,585,616

Oil, gas & consumable fuels—0.3%
Gulfport Energy Corp.*	107,325	977,731

Pharmaceuticals—3.0%
Amneal Pharmaceuticals, Inc.*	103,119	1,902,545
Supernus Pharmaceuticals, Inc.*	158,660	7,545,870

Professional services—4.9%
InnerWorkings, Inc.*	490,720	3,528,277
Insperity, Inc.	77,949	8,562,697
WageWorks, Inc.*	84,233	3,353,316

Semiconductors & semiconductor equipment—6.0%
Ambarella, Inc.*	70,320	2,445,730
Entegris, Inc.	111,293	2,953,716
Impinj, Inc.*	86,857	1,702,397
Inphi Corp.*	68,539	2,193,248
Power Integrations, Inc.	56,083	3,158,594
Semtech Corp.*	151,171	6,793,625

Software—8.0%
Envestnet, Inc.*	87,803	4,567,512
j2 Global, Inc.	79,076	5,759,896

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON SCOUT SMALL CAP FUND (cont’d)
COMMON STOCKS—99.5%	Shares	Value

Software (cont’d)
Pegasystems, Inc.	97,138	$ 5,198,826
The Descartes Systems Group, Inc.*	119,366	3,651,406
The Trade Desk, Inc., Class A*	51,812	6,401,372

Specialty retail—2.8%
Camping World Holdings, Inc., Class A	79,800	1,368,570
Monro, Inc.	102,696	7,640,582

Technology hardware, storage & peripherals—0.9%
Electronics For Imaging, Inc.*	92,011	2,801,735

Textiles, apparel & luxury goods—1.1%
G-III Apparel Group Ltd.*	89,201	3,555,552

Thrifts & mortgage finance—2.5%
Axos Financial, Inc.*	125,244	3,802,408
LendingTree, Inc.*	20,588	4,152,394
Total common stocks (cost $214,866,767)		317,389,959

Total investment portfolio (cost $214,866,767)—99.5%		317,389,959

Other assets in excess of liabilities—0.5%		1,579,237

Total net assets—100.0%		$318,969,196

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Health care	32.2%
Information technology	22.8%
Industrials	16.9%
Consumer discretionary	14.2%
Financials	7.8%
Materials	2.1%
Real estate	1.5%
Consumer staples	1.4%
Energy	0.6%

CARILLON REAMS CORE BOND FUND
CORPORATE BONDS—22.9%	Principal Amount	Value
Airlines—1.8%
American Airlines, Pass Through Trust,
Series 2011-1, Class A, 5.25%, 07/31/22	$242,222	$248,229
Series 2013-1, Class A, 4.00%, 01/15/27	528,592	525,811
Series 2013-2, Class A, 4.95%, 07/15/24	249,899	255,312
Delta Air Lines, Pass Through Trust, Series 2007-1, Class A, 6.82%, 02/10/24	477,189	518,466
Northwest Airlines, Pass Through Trust, Series 2007-1, Class A, 7.03%, 05/01/21	361,699	374,235

Auto manufacturers—2.5%
Daimler Finance North America LLC,
144A, 1.75%, 10/30/19 (a)	675,000	665,329

CORPORATE BONDS—22.9%	Principal Amount	Value
Auto manufacturers (cont’d)
Daimler Finance North America LLC, (cont’d)
144A, 2.30%, 01/06/20 (a)	$ 560,000	$ 553,012
144A, 3.35%, 05/04/21 (a)	1,080,000	1,071,773
Ford Motor Credit Co. LLC, 3.81%, 10/12/21	435,000	425,877

Banks—7.4%
Bank of America Corp., 3.50%, 04/19/26	595,000	566,060
Citibank NA, 3.40%, 07/23/21	895,000	891,232
JPMorgan Chase & Co.,
2.55%, 03/01/21	540,000	529,232
2.75%, 06/23/20	320,000	316,946
(3 Month LIBOR USD + 0.55%), 2.88%, 03/09/21	1,880,000	1,882,416
UBS AG, 144A, 2.45%, 12/01/20 (a)	415,000	405,964
U.S. Bank NA, 3.15%, 04/26/21	1,130,000	1,125,510
Wells Fargo & Co.,
2.60%, 07/22/20	795,000	784,575
(3 Month LIBOR USD + 1.23%), 3.76%, 10/31/23	1,475,000	1,495,748

Chemicals—0.3%
The Sherwin-Williams Co., 2.25%, 05/15/20	315,000	309,626

Consumer finance—1.2%
American Express Co., 2.20%, 10/30/20	665,000	649,347
American Express Credit Corp.,
1.88%, 05/03/19	95,000	94,484
2.60%, 09/14/20	540,000	532,689

Diversified telecommunication services—0.5%
AT&T, Inc.,
3.80%, 03/01/24	280,000	274,828
4.25%, 03/01/27	245,000	237,623

Food products—0.1%
Campbell Soup Co., (3 Month LIBOR USD + 0.63%), 2.96%, 03/15/21	90,000	89,661

Health care providers & services—0.4%
CVS Health Corp., 3.70%, 03/09/23	460,000	454,485

Healthcare-services—1.3%
Halfmoon Parent, Inc., 144A, 3.20%, 09/17/20 (a)	1,420,000	1,412,327

Insurance—4.8%
American International Group, Inc., 6.40%, 12/15/20	535,000	564,653
Jackson National Life Global Funding (3 Month LIBOR USD + 0.30%), 144A, 2.81%, 04/27/20 (a)	2,080,000	2,080,416
MassMutual Global Funding II, 144A, 1.95%, 09/22/20 (a)	875,000	854,291
Metropolitan Life Global Funding I (3 Month LIBOR USD + 0.23%), 144A, 2.64%, 01/08/21 (a)	1,275,000	1,273,716
Reliance Standard Life Global Funding II, 144A, 2.50%, 01/15/20 (a)	385,000	381,101

Tobacco—0.8%
Philip Morris International, Inc., 2.00%, 02/21/20	850,000	837,318

Transportation—1.8%
Burlington Northern and Santa Fe Railway Co., Pass Through Trust,
Series 2001-2, 6.46%, 01/15/21	120,194	122,816
Series 2004-1, 4.58%, 01/15/21	245,510	247,569
CSX Transportation, Inc., 6.25%, 01/15/23	226,287	243,507
Union Pacific Railroad Co., Pass Through Trust,
Series 2004, 5.40%, 07/02/25	291,454	296,617
Series 2005, 5.08%, 01/02/29	560,928	585,246
Series 2006, 5.87%, 07/02/30	456,183	493,539
Total corporate bonds (cost $24,829,864)		24,671,586

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

10.31.2018

CARILLON REAMS CORE BOND FUND (cont’d)
MORTGAGE AND ASSET-BACKED SECURITIES—25.1%	Principal Amount	Value
Commercial mortgage-backed securities—3.3%
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	$ 800,000	$ 795,027
COMM Mortgage Trust, Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	602,033	607,912
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4, 3.38%, 05/12/45	877,445	876,049
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	343,225	345,970
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/19/48	955,000	937,292

Federal agency mortgage-backed obligations—21.8%
Fannie Mae Pool,
Series 1313, Class MA, 2.00%, 01/01/23	271,805	264,371
Series 1671, Class AM, 2.10%, 12/01/27	968,114	901,018
Series 2182, Class AM, 2.16%, 01/01/23	1,280,477	1,225,766
Series 2822, Class AB, 2.50%, 03/01/26	228,777	221,585
Series 5796, Class AN, 3.03%, 06/01/27	355,000	338,553
Series 6090, Class AB, 2.50%, 09/01/22	274,698	270,021
Series 8744, Class AB, 2.00%, 03/01/23	113,088	109,984
Series 8874, Class AB, 2.00%, 04/01/23	111,796	108,727
Series 9180, Class AB, 2.00%, 05/01/23	343,583	334,147
Series 9550, Class AL, 2.50%, 07/01/25	349,007	342,988
Series 387770, 3.63%, 07/01/28	455,000	449,002
Series 465468, 3.33%, 07/01/20	265,756	266,125
TBA, 3.00%, 12/15/48	5,490,000	5,187,621
TBA, 3.50%, 12/15/48	5,540,000	5,386,905
Fannie Mae-Aces,
Series 2014-M13, Class AB2, VR, 2.95%, 08/25/24	135,012	132,952
Series 2015-M11, Class A1, 2.10%, 04/25/25	196,204	194,423
Series 2016-M2, Class ABV2, 2.13%, 01/25/23	520,733	498,161
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	1,043,099	1,007,995
Series 2016-M6, Class AB2, 2.40%, 05/25/26	1,005,000	931,099
Series 2016-M7, Class AV2, 2.16%, 10/25/23	2,495,000	2,375,000
Freddie Mac Gold Pool,
Series 14660, Class G, 2.00%, 01/01/28	1,020,185	975,390
Series 15226, Class G, 4.50%, 08/01/20	3,633	3,689
Freddie Mac REMIC,
Series 3609, Class LA, 4.00%, 12/15/24	11,912	11,928
Series 4233, Class MD, 1.75%, 03/15/25	31,691	31,578
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	1,353,509	1,255,559
Series 2583, Class AB, 2.14%, 08/15/23	593,820	571,299
Total mortgage and asset-backed securities (cost $27,596,071)		26,958,136

U.S. TREASURIES—56.8%
U.S. Treasury Bonds,
2.75%, 08/15/47	7,050,000	6,219,697
2.75%, 11/15/47	1,670,000	1,472,275
U.S. Treasury Notes,
1.25%, 10/31/21	335,000	318,878
1.63%, 10/31/23	11,510,000	10,785,230
2.25%, 11/15/27	11,250,000	10,468,213
2.50%, 01/31/25	6,620,000	6,415,194
2.88%, 04/30/25	20,165,000	19,951,534
2.88%, 08/15/28	5,600,000	5,471,156
Total U.S. Treasuries (cost $62,609,390)		61,102,177

SHORT-TERM INVESTMENTS—1.1%	Principal Amount	Value
Auto manufacturers—1.1%
Ford Motor Credit Co. LLC, Commercial paper, 144A, ZCI, 3.16%, 04/15/19 (a)	$1,185,000	$1,167,487
Total short-term investments (cost $1,168,380)		1,167,487

Total investment portfolio (cost $116,203,705)—105.9%		113,899,386

Liabilities in excess of other assets—(5.9)%		(6,334,741)

Total net assets—100.0%		$107,564,645

(a) Restricted securities deemed to be liquid for purpose of compliance limitations on holdings of illiquid securities. At October 31, 2018, these securities aggregated $9,865,416 or 9.2% of the net assets of the Fund.

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect at period end.

REMIC—Real estate mortgage investment conduit

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity at October 31, 2018.

Credit quality breakdown (unaudited)*
Rating	Percent of net assets
AAA/Aaa	81.9%
AA/Aa	4.2%
A/A	16.5%
BBB/Baa	3.3%
BB/Ba	0.0%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA and Aaa for credit quality purposes.

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON REAMS CORE PLUS BOND FUND
CORPORATE BONDS—21.2%	Principal Amount	Value
Airlines—1.4%
American Airlines, Pass Through Trust,
Series 2011-1, Class A, 5.25%, 07/31/22	$ 852,101	$ 873,233
Series 2013-1, Class A, 4.00%, 01/15/27	104,969	104,417
Series 2013-2, Class A, 4.95%, 07/15/24	1,342,793	1,371,878
Delta Air Lines, Pass Through Trust, Series 2007-1, Class A, 6.82%, 02/10/24	750,185	815,076
Northwest Airlines, Pass Through Trust, Series 2007-1, Class A, 7.03%, 05/01/21	2,513,021	2,600,122
US Airways, Pass Through Trust,
Series 2011-1, Class A, 7.13%, 04/22/25	765,773	838,522
Series 2012-1, Class A, 5.90%, 04/01/26	1,834,068	1,962,453

Auto manufacturers—2.4%
Daimler Finance North America LLC,
144A, 1.75%, 10/30/19 (a)	1,780,000	1,754,496
144A, 2.30%, 01/06/20 (a)	4,830,000	4,769,731
144A, 3.35%, 05/04/21 (a)	6,340,000	6,291,705
Ford Motor Credit Co. LLC, 3.81%, 10/12/21	2,545,000	2,491,628

Banks—6.9%
Bank of America Corp., 3.50%, 04/19/26	3,060,000	2,911,163
Bank of America NA, 2.05%, 12/07/18	1,490,000	1,489,315
Citibank NA, 3.40%, 07/23/21	4,950,000	4,929,161
JPMorgan Chase & Co.,
2.55%, 03/01/21	2,835,000	2,778,469
2.75%, 06/23/20	2,445,000	2,421,670
(3 Month LIBOR USD + 0.55%), 2.88%, 03/09/21	7,145,000	7,154,181
3.25%, 09/23/22	1,780,000	1,755,562
UBS AG, 144A, 2.45%, 12/01/20 (a)	2,600,000	2,543,388
U.S. Bank NA, 3.15%, 04/26/21	6,660,000	6,633,534
Wells Fargo & Co.,
2.60%, 07/22/20	3,877,000	3,826,158
(3 Month LIBOR USD + 1.23%), 3.76%, 10/31/23	6,390,000	6,479,887

Chemicals—0.3%
The Sherwin-Williams Co., 2.25%, 05/15/20	1,950,000	1,916,734

Consumer finance—1.7%
Ally Financial, Inc., 3.25%, 11/05/18	2,440,000	2,439,683
American Express Co., 2.20%, 10/30/20	3,230,000	3,153,973
American Express Credit Corp.,
1.88%, 05/03/19	1,920,000	1,909,572
2.60%, 09/14/20	2,915,000	2,875,531

Diversified telecommunication services—0.6%
AT&T, Inc.,
3.80%, 03/01/24	1,445,000	1,418,310
4.25%, 03/01/27	2,170,000	2,104,662

Food products—0.1%
Campbell Soup Co., (3 Month LIBOR USD + 0.63%), 2.96%, 03/15/21	545,000	542,949

Health care providers & services—0.4%
CVS Health Corp., 3.70%, 03/09/23	2,750,000	2,717,028

Healthcare-services—1.4%
Halfmoon Parent, Inc., 144A, 3.20%, 09/17/20 (a)	8,525,000	8,478,934

Insurance—4.9%
American International Group, Inc., 6.40%, 12/15/20	3,175,000	3,350,977
Jackson National Life Global Funding, (3 Month LIBOR USD + 0.30%), 144A, 2.81%, 04/27/20 (a)	12,265,000	12,267,453

CORPORATE BONDS—21.2%	Principal Amount	Value

Insurance (cont’d)
MassMutual Global Funding II, 144A, 1.95%, 09/22/20 (a)	$ 5,920,000	$ 5,779,889
Metropolitan Life Global Funding I, (3 Month LIBOR USD + 0.23%), 144A, 2.64%, 01/08/21 (a)	7,515,000	7,507,436
Reliance Standard Life Global Funding II, 144A, 2.50%, 01/15/20 (a)	2,050,000	2,029,237

Oil, gas & consumable fuels—0.3%
Energy Transfer Operating LP, 4.05%, 03/15/25	2,205,000	2,113,331

Tobacco—0.7%
Philip Morris International, Inc., 2.00%, 02/21/20	4,130,000	4,068,380

Transportation—0.1%
Burlington Northern and Santa Fe Railway Co., Pass Through Trust,
Series 2001-2, 6.46%, 01/15/21	374,559	382,729
Series 2005-4, 4.97%, 04/01/23	355,317	365,654
Total corporate bonds (cost $132,655,593)		132,218,211

MORTGAGE AND ASSET-BACKED SECURITIES—22.8%
Asset-backed securities—0.2%
Home Equity Loan Trust, Series 2006-HSA2, Class AI3, VR, 5.55%, 11/25/27	343,933	181,946
RFMSII Trust, Series 2006-HSA1, Class A4, SB, 5.99%, 02/25/36	753,097	735,095

Commercial mortgage-backed securities—3.2%
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	5,600,000	5,565,187
COMM Mortgage Trust, Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	3,822,433	3,859,760
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4, 3.38%, 05/12/45	4,659,693	4,652,281
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	2,160,865	2,178,151
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/19/48	4,075,000	3,999,440

Federal agency mortgage-backed obligations—19.4%
Fannie Mae Pool,
Series 1313, Class MA, 2.00%, 01/01/23	1,183,473	1,151,103
Series 1500, Class MA, 2.00%, 07/01/23	1,046,665	1,022,313
Series 1671, Class AM, 2.10%, 12/01/27	1,875,720	1,745,723
Series 2182, Class AM, 2.16%, 01/01/23	6,560,795	6,280,473
Series 2822, Class AB, 2.50%, 03/01/26	477,083	462,085
Series 5796, Class AN, 3.03%, 06/01/27	2,045,000	1,950,257
Series 6090, Class AB, 2.50%, 09/01/22	1,310,919	1,288,598
Series 8744, Class AB, 2.00%, 03/01/23	496,781	483,143
Series 8874, Class AB, 2.00%, 04/01/23	490,874	477,398
Series 9180, Class AB, 2.00%, 05/01/23	1,605,647	1,561,551
Series 9550, Class AL, 2.50%, 07/01/25	1,650,106	1,621,646
Series 387770, 3.63%, 07/01/28	2,495,000	2,462,109
Series 465468, 3.33%, 07/01/20	566,314	567,100
Series 466284, 3.33%, 10/01/20	3,237,371	3,242,199
Series 466319, 3.23%, 11/01/20	3,141,018	3,139,745
TBA, 3.00%, 12/15/48	32,335,000	30,554,050
TBA, 3.50%, 12/15/48	29,670,000	28,850,083
Fannie Mae-Aces,
Series 2014-M13, Class AB2, VR, 2.95%, 08/25/24	667,559	657,373
Series 2015-M11, Class A1, 2.10%, 04/25/25	641,185	635,364
Series 2016-M2, Class ABV2, 2.13%, 01/25/23	2,038,206	1,949,856

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

10.31.2018

CARILLON REAMS CORE PLUS BOND FUND (cont’d)
MORTGAGE AND ASSET-BACKED SECURITIES—22.8%	Principal Amount	Value

Federal agency mortgage-backed obligations (cont’d)
Fannie Mae-Aces, (cont’d)
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	$4,003,376	$3,868,646
Series 2016-M6, Class AB2, 2.40%, 05/25/26	4,655,000	4,312,702
Series 2016-M7, Class AV2, 2.16%, 10/25/23	9,610,000	9,147,796
Freddie Mac Gold Pool,
Series 14660, Class G, 2.00%, 01/01/28	5,456,646	5,217,053
Series 15226, Class G, 4.50%, 08/01/20	16,010	16,259
Freddie Mac REMIC,
Series 3609, Class LA, 4.00%, 12/15/24	56,288	56,362
Series 4233, Class MD, 1.75%, 03/15/25	93,637	93,304
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	7,438,514	6,900,211
Series 2583, Class AB, 2.14%, 08/15/23	1,537,226	1,478,926
Total mortgage and asset-backed securities (cost $145,031,214)		142,365,288

U.S. TREASURIES—61.4%
U.S. Treasury Bonds,
2.75%, 08/15/47	40,420,000	35,659,598
2.75%, 11/15/47	8,325,000	7,339,333
U.S. Treasury Notes,
1.25%, 10/31/21	1,765,000	1,680,059
1.63%, 10/31/23	88,410,000	82,842,933
2.25%, 11/15/27	83,780,000	77,957,944
2.50%, 01/31/25	37,970,000	36,795,303
2.88%, 04/30/25	112,780,000	111,586,118
2.88%, 08/15/28	30,830,000	30,120,669
Total U.S. Treasuries (cost $394,712,815)		383,981,957

SHORT-TERM INVESTMENTS—1.1%
Auto manufacturers—1.1%
Ford Motor Credit Co. LLC, Commercial paper, 144A, ZCI, 3.16%, 04/15/19 (a)	6,995,000	6,891,624
Total short-term investments (cost $6,896,895)		6,891,624

Total investment portfolio (cost $679,296,517)—106.5%		665,457,080

Liabilities in excess of other assets—(6.5)%		(40,586,218)

Total net assets—100.0%		$624,870,862

(a) Restricted securities deemed to be liquid for purpose of compliance limitations on holdings of illiquid securities. At October 31, 2018, these securities aggregated $58,313,893 or 9.3% of the net assets of the Fund.

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect at period end.

SB—Step bond. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown is the rate in effect as of October 31, 2018.

REMIC—Real estate mortgage investment conduit

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity at October 31, 2018.

Credit quality breakdown (unaudited)*
Rating	Percent of net assets
AAA/Aaa	84.1%
AA/Aa	2.9%
A/A	15.2%
BBB/Baa	3.8%
BB/Ba	0.4%
Caa/CCC	0.0%
Ca/CC	0.0%
C/C	0.1%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA and Aaa for credit quality purposes.

FUTURES CONTRACTS—LONG
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2018	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	December 2018	1,352	$161,667,103	$160,127,500	$(1,539,603)

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON REAMS CORE PLUS BOND FUND (cont’d)
FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Euro-Bond Futures^	December 2018	(790)	$(142,968,020)	$(143,398,838)	$(430,818)
Total futures contracts					$(1,970,421)

^ Euro-Bond futures contracts are denominated in Euro. Notional Value at Trade Date, Notional Value at October 31, 2018 and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of October 31, 2018.

There is $112,621 of variation margin due from the Fund to the broker as of October 31, 2018.

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Exchange	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(b) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(c)	Value(d)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 31	B2/B	Sell	Receive	5%/Quarterly	12/20/2023	$16,120,000	$877,840	$809,698	$68,142
Total swap contracts							$16,120,000	$877,840	$809,698	$68,142

There is $40,529 of variation margin due from the broker to the Fund as of October 31, 2018.

(b) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(c) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(d) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolios

10.31.2018

CARILLON REAMS UNCONSTRAINED BOND FUND
CORPORATE BONDS—18.2%	Principal Amount	Value
Aerospace & defense—1.1%
General Dynamics Corp., 2.88%, 05/11/20	$13,045,000	$12,995,696

Airlines—1.2%
American Airlines, Pass Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24	2,119,148	2,165,048
Continental Airlines, Pass Through Trust, Series 2007-1, Class A, 5.98%, 10/19/23	1,723,357	1,804,182
Northwest Airlines, Pass Through Trust, Series 2007-1, Class A, 7.03%, 05/01/21	3,321,339	3,436,457
US Airways, Pass Through Trust,
Series 2010-1, Class A, 6.25%, 10/22/24	4,525,688	4,827,551
Series 2012-1, Class A, 5.90%, 04/01/26	2,531,670	2,708,886

Auto manufacturers—5.0%
Daimler Finance North America LLC,
144A, 1.75%, 10/30/19 (a)	5,150,000	5,076,210
144A, 2.30%, 01/06/20 (a)	8,650,000	8,542,065
144A, 3.10%, 05/04/20 (a)	12,005,000	11,930,412
144A, 3.35%, 05/04/21 (a)	15,050,000	14,935,356
Ford Motor Credit Co. LLC,
2.43%, 06/12/20	8,440,000	8,232,179
3.81%, 10/12/21	6,300,000	6,167,880
General Motors Financial Co., Inc., 3.55%, 04/09/21	7,735,000	7,663,515

Banks—4.7%
Citigroup, Inc. (3 Month LIBOR USD + 0.95%), 3.44%, 07/24/23	11,970,000	12,018,000
JPMorgan Chase & Co., 2.75%, 06/23/20	5,485,000	5,432,663
UBS AG, 144A, 2.45%, 12/01/20 (a)	5,755,000	5,629,691
U.S. Bank NA, 3.15%, 04/26/21	15,830,000	15,767,094
Wells Fargo & Co.,
2.55%, 12/07/20	6,005,000	5,883,477
(3 Month LIBOR USD + 1.23%), 3.76%, 10/31/23	13,305,000	13,492,159

Capital markets—0.2%
The Goldman Sachs Group, Inc., 2.75%, 09/15/20	2,750,000	2,717,588

Chemicals—0.3%
The Sherwin-Williams Co., 2.25%, 05/15/20	3,895,000	3,828,553

Consumer finance—1.0%
American Express Co., 2.20%, 10/30/20	6,450,000	6,298,181
American Express Credit Corp., 2.60%, 09/14/20	6,435,000	6,347,872

Food products—0.1%
Campbell Soup Co., (3 Month LIBOR USD + 0.63%), 2.96%, 03/15/21	1,280,000	1,275,182

Health care equipment & supplies—0.9%
Becton Dickinson and Co.,
2.13%, 06/06/19	4,855,000	4,823,565
2.40%, 06/05/20	6,700,000	6,592,594

Health care providers & services—0.5%
CVS Health Corp., 3.70%, 03/09/23	6,340,000	6,263,985

Healthcare-services—1.4%
Halfmoon Parent, Inc., 144A, 3.20%, 09/17/20 (a)	18,070,000	17,972,356

Insurance—1.3%
MassMutual Global Funding II, 144A, 1.95%, 09/22/20 (a)	12,055,000	11,769,690
Reliance Standard Life Global Funding II, 144A, 2.50%, 01/15/20 (a)	4,550,000	4,503,917

CORPORATE BONDS—18.2%	Principal Amount	Value
Oil, gas & consumable fuels—0.5%
Energy Transfer Operating LP, 4.05%, 03/15/25	$ 6,392,000	$ 6,126,265
Total corporate bonds (cost $228,167,843)		227,228,269

MORTGAGE AND ASSET-BACKED SECURITIES—8.6%
Asset-backed securities—0.9%
Bank of The West Auto Trust, Series 2017-1, Class A2, 144A, 1.78%, 02/15/21 (a)	8,678,643	8,642,110
Countrywide Asset-Backed Certificates, Series 2006-S10, Class A3, (1 Month LIBOR USD + 0.32%), 2.60%, 10/25/36	1,307,135	1,242,079
Home Equity Loan Trust, Series 2006-HSA2, Class AI3, VR, 5.55%, 11/25/27	3,476,390	1,839,070

Commercial mortgage-backed securities—5.3%
COMM Mortgage Trust, Series 2012-CCRE4, Class ASB, 2.44%, 10/17/45	8,218,568	8,077,957
GS Mortgage Securities Trust,
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	4,592,443	4,629,180
Series 2014-GC22, Class A3, 3.52%, 06/12/47	14,937,222	14,968,735
UBS Commercial Mortgage Trust, Series 2018-C11, Class A1, 3.21%, 06/16/51	4,850,036	4,821,409
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class ASB, VR, 3.93%, 07/17/46	10,592,805	10,723,365
WFRBS Commercial Mortgage Trust,
Series 2012-C10, Class ASB, 2.45%, 12/15/45	5,510,833	5,425,614
Series 2013-C18, Class A3, 3.65%, 12/17/46	7,315,000	7,339,227
Series 2014-C21, Class A3, 3.43%, 08/16/47	9,870,000	9,862,923

Federal agency mortgage-backed obligations—2.4%
Fannie Mae Pool,
Series 5796, Class AN, 3.03%, 06/01/27	4,095,000	3,905,282
Series 387770, 3.63%, 07/01/28	4,760,000	4,697,250
TBA, 3.00%, 12/15/48	23,465,000	22,172,593
Total mortgage and asset-backed securities (cost $109,574,674)		108,346,794

U.S. TREASURIES—70.6%
U.S. Treasury Inflation Indexed Bonds, 1.00%, 02/15/48	14,238,313	13,180,080
U.S. Treasury Inflation Indexed Notes,
0.50%, 01/15/28	14,055,525	13,280,275
0.75%, 07/15/28	44,680,160	43,258,307
U.S. Treasury Bonds, 2.75%, 11/15/47	5,795,000	5,108,881
U.S. Treasury Notes,
1.25%, 10/31/21	99,120,000	94,349,850
1.88%, 02/28/22	26,650,000	25,748,481
2.00%, 12/31/21	137,325,000	133,435,913
2.25%, 08/15/27	51,525,000	48,036,999
2.25%, 11/15/27	279,570,000	260,142,068
2.75%, 02/28/25	63,845,000	62,750,158
2.75%, 02/15/28	126,075,000	122,095,758
2.88%, 08/15/28	61,725,000	60,304,843
Total U.S. Treasuries (cost $907,538,225)		881,691,613

32	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2018

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)
SHORT-TERM INVESTMENTS—2.7%	Principal Amount	Value
Auto manufacturers—2.7%
Ford Motor Credit Co. LLC, Commercial paper, 144A, ZCI, 3.16%, 04/15/19 (a)	$ 34,000,000	$ 33,497,527
Total short-term investments (cost $33,523,150)		33,497,527

Total investment portfolio (cost $1,278,803,892)—100.1%		1,250,764,203

Liabilities in excess of other assets—(0.1)%		(1,564,909)

Total net assets—100.0%		$1,249,199,294

(a) Restricted securities deemed to be liquid for purpose of compliance limitations on holdings of illiquid securities. At October 31, 2018, these securities aggregated $122,499,334 or 9.8% of the net assets of the Fund.

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect at period end.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity at October 31, 2018.

Credit quality breakdown (unaudited)*
Rating	Percent of net assets
AAA/Aaa	79.0%
AA/Aa	2.7%
A/A	10.5%
BBB/Baa	7.7%
BB/Ba	0.0%
Caa/CCC	0.1%
Ca/CC	0.1%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Carillon Tower Advisers, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA and Aaa for credit quality purposes.

FUTURES CONTRACTS—LONG
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2018	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	December 2018	1,593	$180,311,065	$179,025,821	$(1,285,244)
10-Year U.S. Treasury Note	December 2018	1,015	121,691,238	120,214,063	(1,477,175)

FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Euro-Bond Futures^	December 2018	(2,761)	$(498,736,637)	$(501,169,862)	$(2,433,225)
Total futures contracts					$(5,195,644)

^ Euro-Bond futures contracts are denominated in Euro. Notional Value at Trade Date, Notional Value at October 31, 2018 and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of October 31, 2018.

There is $60,362 of variation margin due from the Fund to the broker as of October 31, 2018.

The accompanying notes are an integral part of the financial statements.	33

Investment Portfolios

10.31.2018

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)
SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Exchange	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(b) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(c)	Value(d)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 31	B2/B	Sell	Receive	5%/Quarterly	12/20/2023	$32,280,000	$1,757,792	$1,620,224	$137,568
Total swap contracts							$32,280,000	$1,757,792	$1,620,224	$137,568

There is $81,159 of variation margin due from the broker to the Fund as of October 31, 2018.

(b) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(c) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(d) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

34	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2018

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund

Assets
Investments, at value (a)	$451,440,748	$16,993,194	$22,934,727	$574,834,299
Cash	2,518,541	510,070	413,737	16,740,518
Foreign currency, at value (b)	—	234	—	—
Receivable for investments sold	3,465,722	—	—	485,490
Receivable for fund shares sold	642,660	1,494	495,067	730,257
Receivable for dividends and interest, net	156,259	123,169	841	597,980
Receivable due from adviser, net	—	16,049	22,046	—
Prepaid expenses	15,903	4,060	4,979	10,873
Total assets	458,239,833	17,648,270	23,871,397	593,399,417

Liabilities
Payable for investments purchased	4,689,315	—	—	—
Payable for fund shares redeemed	829,658	89,669	9,897	704,250
Accrued custody fees	3,434	4,985	131	2,760
Accrued investment advisory fees, net	161,607	—	—	238,253
Accrued administrative fees	39,881	1,549	1,401	51,068
Accrued distribution fees	57,295	3,822	2,075	144,100
Accrued transfer agent and shareholder servicing fees	53,552	4,963	4,171	58,672
Accrued internal audit fees	783	783	784	783
Accrued trustees and officers compensation	16,114	16,114	16,114	16,114
Other accrued expenses	44,653	34,475	26,403	43,232
Total liabilities	5,896,292	156,360	60,976	1,259,232
Net assets	452,343,541	17,491,910	23,810,421	592,140,185

Net assets consists of
Paid-in capital	267,174,416	17,230,443	22,479,056	351,267,108
Total distributable earnings (loss)	185,169,125	261,467	1,331,365	240,873,077
Net assets	452,343,541	17,491,910	23,810,421	592,140,185

Net assets, at market value
Class A	177,098,391	4,979,659	1,302,538	146,548,976
Class C	19,828,710	2,607,707	2,022,595	129,613,487
Class I	203,027,020	8,882,975	20,416,381	271,535,907
Class R-3	1,398,082	883,474	11,253	1,900,486
Class R-5	7,329,218	3,374	35,104	481,876
Class R-6	43,651,653	102,122	11,455	41,997,319
Class Y	10,467	32,599	11,095	62,134

NAV, offering and redemption price per share (c)
Class A	$42.91	$16.92	$15.73	$21.44
Maximum offering price (d)	45.05	17.76	16.51	22.51
Class C	31.12	16.53	15.52	20.52
Class I	45.09	16.92	15.76	21.39
Class R-3	41.17	16.74	15.70	21.35
Class R-5	44.97	16.94	15.77	21.41
Class R-6	44.77	16.97	15.79	21.34
Class Y	44.90	16.86	15.71	21.35

Shares of beneficial interest outstanding
Class A	4,127,237	294,318	82,786	6,836,371
Class C	637,266	157,724	130,352	6,315,680
Class I	4,502,856	525,040	1,295,541	12,696,661
Class R-3	33,958	52,770	717	89,019
Class R-5	162,997	199	2,226	22,507
Class R-6	974,991	6,018	725	1,968,034
Class Y	233	1,933	706	2,910

(a) Identified cost	$303,721,853	$16,854,378	$22,460,123	$377,354,355

(b) Cost	$ —	$ 234	$ —	$ —

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price is computed as 100/95.25 of NAV.

The accompanying notes are an integral part of the financial statements.	35

Statements of Assets and Liabilities

10.31.2018

	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund	Carillon Scout Mid Cap Fund

Assets
Investments, at value (a)	$4,145,006,787	$4,665,343,835	$797,507,222	$2,392,488,990
Cash	150,538,251	25,597,489	22,525,956	237,670,509
Receivable for investments sold	10,850,140	—	—	39,243,892
Receivable for fund shares sold	10,463,290	6,319,689	618,662	11,674,948
Receivable for dividends and interest, net	445,234	835,706	5,426,245	2,414,764
Prepaid expenses	36,574	56,479	23,846	30,112
Total assets	4,317,340,276	4,698,153,198	826,101,931	2,683,523,215

Liabilities
Payable for investments purchased	21,720,339	—	—	204,857,795
Payable for fund shares redeemed	4,456,480	3,785,538	1,026,231	2,759,101
Accrued custody fees	19,322	22,926	25,761	14,180
Accrued investment advisory fees, net	1,946,749	2,144,626	586,719	1,601,090
Accrued administrative fees	376,610	416,186	73,344	216,594
Accrued distribution fees	300,154	259,053	137	9,343
Accrued transfer agent and shareholder servicing fees	332,258	426,562	126,296	232,597
Accrued internal audit fees	782	784	783	784
Accrued trustees and officers compensation	16,115	16,114	16,114	16,114
Other accrued expenses	164,654	247,066	80,935	126,460
Total liabilities	29,333,463	7,318,855	1,936,320	209,834,058
Net assets	4,288,006,813	4,690,834,343	824,165,611	2,473,689,157

Net assets consists of
Paid-in capital	3,649,414,499	2,858,135,874	566,036,656	2,186,697,335
Total distributable earnings (loss)	638,592,314	1,832,698,469	258,128,955	286,991,822
Net assets	4,288,006,813	4,690,834,343	824,165,611	2,473,689,157

Net assets, at market value
Class A	687,557,648	544,173,571	379,717	6,507,156
Class C	146,753,034	110,724,250	56,451	8,766,629
Class I	1,134,161,237	1,368,553,270	821,004,101	2,419,862,544
Class R-3	35,154,863	85,349,481	8,983	1,516,380
Class R-5	647,966,349	441,149,041	9,030	739,510
Class R-6	1,636,223,366	2,140,805,323	2,697,876	34,459,689
Class Y	190,316	79,407	9,453	1,837,249

NAV, offering and redemption price per share (b)
Class A	$56.19	$59.15	$19.02	$18.37
Maximum offering price (c)	58.99	62.10	19.97	19.29
Class C	44.61	43.65	18.89	18.26
Class I	59.38	62.28	19.07	18.41
Class R-3	54.42	57.14	18.97	18.32
Class R-5	59.22	62.56	19.06	18.35
Class R-6	59.78	63.11	19.08	18.41
Class Y	59.14	62.03	19.01	18.37

Shares of beneficial interest outstanding
Class A	12,237,305	9,199,466	19,963	354,179
Class C	3,289,389	2,536,825	2,988	480,204
Class I	19,099,875	21,973,575	43,041,717	131,465,411
Class R-3	645,966	1,493,685	474	82,766
Class R-5	10,940,811	7,052,110	474	40,293
Class R-6	27,372,896	33,922,630	141,429	1,871,628
Class Y	3,218	1,280	497	100,022

(a) Identified cost	$3,613,996,333	$3,630,159,934	$593,417,200	$2,234,959,007

(b) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(c) The maximum offering price is computed as 100/95.25 of NAV.

36	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2018

	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Assets
Investments, at value (a)	$317,389,959	$113,899,386	$665,457,080	$1,250,764,203
Premiums paid—open swap contracts	—	—	809,698	1,620,224
Net unrealized appreciation—open swap contracts	—	—	68,142	137,568
Cash	1,003,957	4,259,579	12,274,967	1,271,394
Cash deposit at broker—open futures contracts	—	—	5,673,514	15,079,634
Cash segregated at custodian—open TBA positions	—	—	539,187	272,000
Variation margin receivable—open swap contracts	—	—	40,529	81,159
Receivable for investments sold	827,426	10,593,571	64,071,765	22,207,164
Receivable for fund shares sold	199,352	5,302	541,872	1,773,170
Receivable for dividends and interest, net	75,866	462,828	2,749,523	7,716,622
Receivable due from adviser, net	—	25,169	—	—
Prepaid expenses	18,990	9,690	16,741	28,078
Total assets	319,515,550	129,255,525	752,243,018	1,300,951,216

Liabilities
Net unrealized depreciation—open futures contracts	—	—	1,970,421	5,195,644
Cash collateral received from broker—open swap contracts	—	—	110,577	221,428
Variation margin payable—open futures contracts	—	—	112,621	60,362
Payable for investments purchased	—	21,315,836	124,349,674	44,659,319
Payable for fund shares redeemed	246,572	292,651	592,989	1,059,848
Accrued custody fees	2,452	1,238	4,045	6,153
Accrued investment advisory fees, net	142,830	—	64,466	128,136
Accrued administrative fees	28,057	9,254	53,743	108,503
Accrued distribution fees	15,499	774	3,909	8,105
Accrued transfer agent and shareholder servicing fees	42,708	19,411	47,581	181,117
Accrued internal audit fees	707	783	783	783
Accrued trustees and officers compensation	16,115	16,114	16,114	16,114
Other accrued expenses	51,414	34,819	45,233	106,410
Total liabilities	546,354	21,690,880	127,372,156	51,751,922
Net assets	318,969,196	107,564,645	624,870,862	1,249,199,294

Net assets consists of
Paid-in capital	216,291,151	113,213,009	663,922,416	1,331,909,114
Total distributable earnings (loss)	102,678,045	(5,648,364)	(39,051,554)	(82,709,820)
Net assets	318,969,196	107,564,645	624,870,862	1,249,199,294

Net assets, at market value
Class A	12,344,337	615,493	210,938	85,018
Class C	14,215,513	300,561	208,931	43,968
Class I	286,735,572	104,862,102	607,130,701	1,183,480,893
Class R-3	303,069	9,806	9,717	9,788
Class R-5	65,336	9,857	9,768	9,839
Class R-6	5,205,251	9,866	9,777	29,029,939
Class Y	100,118	1,756,960	17,291,030	36,539,849

NAV, offering and redemption price per share (b)
Class A	$27.10	$11.03	$30.44	$11.45
Maximum offering price (c)	28.45	11.46	31.63	11.90
Class C	26.89	11.02	30.41	11.42
Class I	27.17	11.04	30.46	11.43
Class R-3	27.02	11.04	30.44	11.43
Class R-5	27.17	11.05	30.46	11.43
Class R-6	27.20	11.05	30.46	11.43
Class Y	27.09	11.04	30.44	11.49

Shares of beneficial interest outstanding
Class A	455,590	55,779	6,930	7,428
Class C	528,599	27,265	6,869	3,850
Class I	10,552,774	9,494,905	19,931,587	103,514,295
Class R-3	11,215	888	319	857
Class R-5	2,404	892	321	861
Class R-6	191,355	893	321	2,540,176
Class Y	3,696	159,154	568,082	3,181,339

(a) Identified cost	$214,866,767	$116,203,705	$679,296,517	$1,278,803,892
(b) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(c) The maximum offering price for the Carillon Scout Small Cap Fund is computed as 100/95.25 of NAV. The maximum offering price for the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund is computed as 100/96.25 of NAV.

The accompanying notes are an integral part of the financial statements.	37

Statements of Operations

11.01.2017 to 10.31.2018

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund

Investment income
Dividends (a)	$ 5,387,154	$ 539,488	$318,437	$17,334,345
Interest	48,900	7,107	4,420	179,870
Total income	5,436,054	546,595	322,857	17,514,215

Expenses
Investment advisory fees	2,755,834	139,531	96,112	2,828,505
Administrative fees:
Class A	188,906	6,055	1,626	160,438
Class C	39,108	4,000	1,993	151,091
Class I	185,390	9,164	13,255	258,913
Class R-3	1,388	911	12	2,196
Class R-5	4,908	4	36	460
Class R-6	44,902	33	12	41,419
Class Y	16	10	10	14
Distribution and service fees:
Class A	462,715	14,879	3,972	392,541
Class C	376,447	38,789	19,477	1,471,638
Class R-3	6,799	4,458	58	10,703
Class Y	39	25	25	36
Transfer agent and shareholder servicing fees:
Class A	163,600	10,293	2,370	147,025
Class C	40,336	8,054	3,265	145,558
Class I	188,396	14,261	26,647	232,141
Class R-3	2,489	2,083	90	3,720
Class R-5	4,069	84	135	676
Class R-6	3,834	121	84	3,129
Class Y	83	86	87	80
Custodian fees	17,948	33,217	488	16,755
Professional fees	80,012	83,216	75,748	78,986
State registration fees	101,573	91,626	91,036	106,721
Trustees and officers compensation	65,412	65,413	65,412	65,412
Internal audit fees	8,368	8,368	8,368	8,368
Interest expense on line of credit	1,598	70	163	—
Other expenses	103,671	44,788	20,064	116,499
Total expenses before adjustments	4,847,841	579,539	430,545	6,243,024
Fees and expenses waived	(612,519)	(286,824)	(258,549)	(26)
Total expenses after adjustments	4,235,322	292,715	171,996	6,242,998
Net investment income (loss)	1,200,732	253,880	150,861	11,271,217

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	36,674,734	665,029	800,208	42,111,759
Foreign currency transactions	—	(3,286)	—	—
Net realized gain (loss)	36,674,734	661,743	800,208	42,111,759
Net change in unrealized appreciation (depreciation) on
investments and foreign currency translations	(14,784,125)	(2,632,476)	(632,361)	3,264,320
Net gain (loss) on investments	21,890,609	(1,970,733)	167,847	45,376,079
Net increase (decrease) in assets resulting from operations	23,091,341	(1,716,853)	318,708	56,647,296

(a) Net of foreign withholding taxes	$ —	$ 55,973	$ —	$ 138,943

38	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2017 to 10.31.2018

	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund	Carillon Scout Mid Cap Fund

Investment income
Dividends (a)	$ 19,226,220	$ 21,094,299	$ 28,164,308	$ 29,374,998
Interest	1,153,543	1,117,779	336,246	572,876
Total income	20,379,763	22,212,078	28,500,554	29,947,874

Expenses
Investment advisory fees	18,404,072	27,315,480	8,104,100	16,281,233
Administrative fees:
Class A	605,668	650,840	149	2,105
Class C	151,627	147,965	42	2,839
Class I	999,983	1,662,655	986,623	2,124,336
Class R-3	36,012	99,150	9	502
Class R-5	533,499	480,449	9	161
Class R-6	1,218,851	2,292,855	1,462	7,201
Class Y	41	44	10	522
Distribution and service fees:
Class A	1,487,343	1,590,281	373	5,262
Class C	1,482,114	1,440,816	419	28,391
Class R-3	176,456	484,491	47	2,509
Class Y	102	111	24	1,305
Transfer agent and shareholder servicing fees:
Class A	836,861	964,039	131	1,078
Class C	132,474	147,408	114	1,522
Class I	937,575	1,753,796	1,074,872	2,035,521
Class R-3	57,643	171,783	69	249
Class R-5	503,394	509,649	69	155
Class R-6	68,981	129,466	328	236
Class Y	94	101	94	278
Custodian fees	97,654	147,909	183,559	75,615
Professional fees	121,263	78,508	54,265	47,505
State registration fees	182,992	110,585	81,497	183,007
Trustees and officers compensation	63,476	65,413	64,734	64,734
Internal audit fees	8,378	8,368	7,689	7,689
Interest expense on line of credit	—	21,341	—	—
Other expenses	635,014	1,067,645	274,181	438,224
Total expenses before adjustments	28,741,567	41,341,148	10,834,869	21,312,179
Fees and expenses waived	—	—	(175)	—
Total expenses after adjustments	28,741,567	41,341,148	10,834,694	21,312,179
Net investment income (loss)	(8,361,804)	(19,129,070)	17,665,860	8,635,695

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	214,018,556	842,608,510	70,039,380	139,695,786
Foreign currency transactions	—	—	(190,037)	—
Net realized gain (loss)	214,018,556	842,608,510	69,849,343	139,695,786
Net change in unrealized appreciation (depreciation) on
investments and foreign currency translations	(187,637,581)	(624,220,253)	(179,307,662)	(184,593,371)
Net gain (loss) on investments	26,380,975	218,388,257	(109,458,319)	(44,897,585)
Net increase (decrease) in assets resulting from operations	18,019,171	199,259,187	(91,792,459)	(36,261,890)

(a) Net of foreign withholding taxes	$ 140,738	$ 185,071	$ 2,899,965	$ 1,119

The accompanying notes are an integral part of the financial statements.	39

Statements of Operations

11.01.2017 to 10.31.2018

	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Investment income
Dividends (a)	$ 1,345,584	$ —	$ —	$ —
Interest	31,866	2,968,214	17,613,781	35,417,987
Total income	1,377,450	2,968,214	17,613,781	35,417,987

Expenses
Investment advisory fees	1,927,655	471,332	2,802,463	8,849,799
Administrative fees:
Class A	4,497	335	146	57
Class C	4,955	189	127	22
Class I	279,985	111,788	657,735	1,365,811
Class R-3	104	9	9	9
Class R-5	28	9	9	9
Class R-6	1,528	9	9	13,635
Class Y	28	2,064	22,248	53,063
Distribution and service fees:
Class A	11,242	837	364	143
Class C	49,551	1,889	1,267	224
Class R-3	519	47	47	47
Class Y	71	5,326	57,445	137,368
Transfer agent and shareholder servicing fees:
Class A	6,610	472	240	123
Class C	6,438	432	384	153
Class I	314,405	144,596	354,516	1,241,483
Class R-3	340	71	69	97
Class R-5	135	72	69	69
Class R-6	291	72	69	862
Class Y	140	4,304	37,178	85,125
Custodian fees	11,172	7,032	24,377	41,817
Professional fees	98,748	79,258	63,137	46,121
State registration fees	74,650	83,434	101,537	113,528
Trustees and officers compensation	62,797	64,734	64,734	64,734
Internal audit fees	8,148	7,689	7,689	7,689
Interest expense on line of credit	—	—	—	54
Other expenses	83,131	47,027	107,505	347,109
Total expenses before adjustments	2,947,168	1,033,027	4,303,373	12,369,151
Fees and expenses waived	(41,614)	(549,593)	(1,406,888)	(4,842,654)
Total expenses after adjustments	2,905,554	483,434	2,896,485	7,526,497
Net investment income (loss)	(1,528,104)	2,484,780	14,717,296	27,891,490

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on:
Investments	22,581,767	(1,404,466)	(11,405,061)	(12,121,905)
Foreign currency transactions	—	—	(35,625)	(28,044)
Swap Contracts	—	—	410,894	1,321,504
Futures contracts	—	—	(3,467,444)	(7,905,063)
Net realized gain (loss)	22,581,767	(1,404,466)	(14,497,236)	(18,733,508)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translations	(784,842)	(2,482,372)	(13,857,430)	(30,565,945)
Swap Contracts	—	—	(39,557)	(306,803)
Futures contracts	—	—	(1,783,742)	(3,378,268)
Net change in unrealized appreciation (depreciation)	(784,842)	(2,482,372)	(15,680,729)	(34,251,016)
Net gain (loss) on investments	21,796,925	(3,886,838)	(30,177,965)	(52,984,524)
Net increase (decrease) in assets resulting from operations	20,268,821	(1,402,058)	(15,460,669)	(25,093,034)

(a) Net of foreign withholding taxes	$—	$ —	$ —	$ —

40	The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	Carillon ClariVest Capital Appreciation Fund		Carillon ClariVest International Stock Fund		Carillon Cougar Tactical Allocation Fund		Carillon Eagle Growth & Income Fund
	11/1/17 to 10/31/18	11/1/16 to 10/31/17	11/1/17 to 10/31/18	11/1/16 to 10/31/17	11/1/17 to 10/31/18	11/1/16 to 10/31/17	11/1/17 to 10/31/18	11/1/16 to 10/31/17

Net assets, beginning of period	$390,895,027	$339,629,417	$18,837,745	$15,173,586	$17,248,864	$7,702,229	$604,140,235	$553,144,966
Increase (decrease) in net assets from operations
Net investment income (loss)	1,200,732	237,145	253,880	147,557	150,861	130,344	11,271,217	9,727,133
Net realized gain (loss)	36,674,734	25,222,151	661,743	975,148	800,208	270,576	42,111,759	15,696,282
Net change in unrealized appreciation (depreciation)	(14,784,125)	72,880,416	(2,632,476)	2,515,759	(632,361)	1,070,850	3,264,320	73,789,804
Net increase (decrease) in net assets resulting from operations	23,091,341	98,339,712	(1,716,853)	3,638,464	318,708	1,471,770	56,647,296	99,213,219
Distributions to shareholders from earnings (Note 9)	(25,472,949)	(21,800,817)	(206,971)	(249,166)	(446,042)	(57,009)	(26,272,595)	(38,057,185)
Fund share transactions
Proceeds from shares sold-Class A	49,558,565	6,795,240	3,706,159	966,809	411,667	806,285	38,687,158	9,824,277
Issued as reinvestment of distributions-Class A	9,810,169	8,461,224	53,718	46,859	35,648	7,495	6,144,566	9,358,425
Cost of shares redeemed-Class A	(44,356,804)	(28,813,068)	(2,620,004)	(1,027,215)	(715,369)	(1,379,780)	(52,947,759)	(40,102,590)
Proceeds from shares sold-Class C	2,871,775	2,860,366	520,399	719,093	715,621	1,124,089	9,892,575	10,370,279
Issued as reinvestment of distributions-Class C	5,106,005	4,718,569	28,462	50,527	36,455	1,498	5,072,430	9,423,544
Cost of shares redeemed-Class C	(51,131,138)	(18,742,990)	(2,863,251)	(1,471,053)	(596,293)	(512,177)	(61,909,752)	(54,002,995)
Proceeds from shares sold-Class I	118,549,302	41,711,259	2,881,277	2,151,420	12,887,704	11,283,307	65,439,163	88,518,674
Issued as reinvestment of distributions-Class I	7,117,568	5,648,884	115,509	137,212	366,673	46,925	8,964,349	10,193,980
Cost of shares redeemed-Class I	(40,782,238)	(76,370,699)	(1,528,823)	(1,319,428)	(6,466,185)	(3,246,189)	(61,303,674)	(55,059,836)
Proceeds from shares sold-Class R-3	413,599	767,737	159,179	37,886	—	—	222,408	396,916
Issued as reinvestment of distributions-Class R-3	80,730	42,012	7,995	13,703	262	12	80,464	133,127
Cost of shares redeemed-Class R-3	(301,074)	(845,394)	(16,478)	(7,081)	—	—	(870,732)	(1,069,899)
Proceeds from shares sold-Class R-5	7,695,419	1,236,365	—	—	—	20,000	32,918	124,842
Issued as reinvestment of distributions-Class R-5	195,042	466,138	45	604	978	337	20,226	24,913
Cost of shares redeemed-Class R-5	(3,469,801)	(7,075,399)	—	(25,140)	—	(20,000)	(13,106)	(3,193)
Proceeds from shares sold-Class R-6	6,027,841	36,802,300	100,072	804	—	—	5,641,896	4,528,156
Issued as reinvestment of distributions-Class R-6	2,575,449	1,841,311	177	219	333	72	1,918,066	2,565,438
Cost of shares redeemed-Class R-6	(6,141,206)	(4,777,140)	(91)	(358)	—	—	(7,508,808)	(5,384,823)
Proceeds from shares sold-Class Y	17,500	N/A	33,500	N/A	11,108	N/A	62,300	N/A
Issued as reinvestment of distributions-Class Y	619	N/A	144	N/A	289	N/A	561	N/A
Cost of shares redeemed-Class Y	(7,200)	N/A	—	N/A	—	N/A	—	N/A
Proceeds from shares issued—fund reorganization (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net increase (decrease) from fund share transactions	63,830,122	(25,273,285)	577,989	274,861	6,688,891	8,131,874	(42,374,751)	(10,160,765)
Increase (decrease) in net assets	61,448,514	51,265,610	(1,345,835)	3,664,159	6,561,557	9,546,635	(12,000,050)	50,995,269
Net assets, end of period	452,343,541	390,895,027	17,491,910	18,837,745	23,810,421	17,248,864	592,140,185	604,140,235

Shares issued and redeemed
Shares sold-Class A	1,108,742	174,563	195,834	58,651	25,051	54,084	1,824,095	511,170
Issued as reinvestment of distributions-Class A	232,303	246,468	2,847	3,128	2,213	510	291,946	503,417
Shares redeemed-Class A	(1,004,030)	(771,842)	(141,686)	(63,784)	(43,477)	(91,722)	(2,486,963)	(2,070,819)
Shares sold-Class C	88,835	101,959	27,750	42,647	43,374	75,395	482,826	568,124
Issued as reinvestment of distributions-Class C	165,618	182,749	1,534	3,423	2,280	102	251,402	530,410
Shares redeemed-Class C	(1,568,891)	(657,104)	(154,641)	(91,947)	(36,418)	(34,171)	(3,048,515)	(2,916,422)
Shares sold-Class I	2,573,878	1,075,924	155,026	123,174	814,535	753,518	3,076,647	4,625,761
Issued as reinvestment of distributions-Class I	160,777	157,702	6,138	9,190	22,774	3,194	426,255	547,143
Shares redeemed-Class I	(869,401)	(1,981,381)	(83,556)	(85,412)	(392,283)	(214,603)	(2,893,264)	(2,854,755)
Shares sold-Class R-3	9,805	20,685	8,580	2,347	—	—	10,457	20,772
Issued as reinvestment of distributions-Class R-3	1,988	1,265	427	922	16	1	3,837	7,205
Shares redeemed-Class R-3	(7,235)	(24,129)	(903)	(421)	—	—	(41,853)	(54,951)
Shares sold-Class R-5	167,340	31,850	—	—	—	1,357	1,539	6,604
Issued as reinvestment of distributions-Class R-5	4,418	13,064	2	41	61	23	961	1,338
Shares redeemed-Class R-5	(76,355)	(174,308)	—	(1,587)	—	(1,286)	(608)	(166)
Shares sold-Class R-6	130,821	988,409	5,366	48	—	—	265,422	237,517
Issued as reinvestment of distributions-Class R-6	58,640	51,795	9	15	21	5	91,436	138,259
Shares redeemed-Class R-6	(133,602)	(121,141)	(5)	(21)	—	—	(355,727)	(281,241)
Shares sold-Class Y	378	N/A	1,925	N/A	688	N/A	2,884	N/A
Issued as reinvestment of distributions-Class Y	14	N/A	8	N/A	18	N/A	26	N/A
Shares redeemed-Class Y	(159)	N/A	—	N/A	—	N/A	—	N/A
Shares issued—fund reorganization (Note 8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares issued and redeemed	1,043,884	(683,472)	24,655	414	438,853	546,407	(2,097,197)	(480,634)

42	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Carillon Eagle Mid Cap Growth Fund		Carillon Eagle Small Cap Growth Fund		Carillon Scout International Fund			Carillon Scout Mid Cap Fund
11/1/17 to 10/31/18	11/1/16 to 10/31/17	11/1/17 to 10/31/18	11/1/16 to 10/31/17	11/1/17 to 10/31/18	7/1/17 to 10/31/17	7/1/16 to 6/30/17	11/1/17 to 10/31/18	7/1/17 to 10/31/17	7/1/16 to 6/30/17

$2,375,246,768	$1,373,092,497	$5,071,793,231	$4,065,433,794	$1,160,877,255	$1,186,071,198	$1,484,259,258	$1,675,214,198	$1,436,856,791	$1,292,464,719

(8,361,804)	(5,967,322)	(19,129,070)	(10,074,287)	17,665,860	3,189,699	21,163,293	8,635,695	173,160	5,716,443
214,018,556	78,036,959	842,608,510	403,184,419	69,849,343	57,894,069	211,739,514	139,695,786	24,725,864	170,048,847
(187,637,581)	433,729,847	(624,220,253)	713,850,775	(179,307,662)	34,699,691	(8,637,483)	(184,593,371)	111,794,470	93,669,684
18,019,171	505,799,484	199,259,187	1,106,960,907	(91,792,459)	95,783,459	224,265,324	(36,261,890)	136,693,494	269,434,974
(158,724,314)	(97,570)	(381,398,349)	(125,420,017)	(177,685,091)	—	(199,956,322)	(138,762,254)	—	(28,725,492)

290,123,467	133,239,573	146,346,713	140,727,292	449,120	N/A	N/A	7,430,873	N/A	N/A
24,654,672	—	44,021,081	24,299,552	1,591	N/A	N/A	3,347	N/A	N/A
(221,781,650)	(101,471,121)	(258,789,196)	(546,392,709)	(25,020)	N/A	N/A	(435,440)	N/A	N/A
39,467,799	27,777,900	12,169,837	11,830,049	65,498	N/A	N/A	9,580,393	N/A	N/A
8,528,282	—	15,524,267	6,031,652	1,583	N/A	N/A	1,837	N/A	N/A
(70,094,544)	(28,869,024)	(76,758,455)	(49,512,086)	—	N/A	N/A	(181,801)	N/A	N/A
566,665,458	310,616,072	333,391,456	553,933,274	60,189,648	16,931,833	89,419,257	1,317,744,550	196,138,852	275,358,446
40,420,186	6,580	103,735,532	32,479,254	171,813,988	—	191,437,939	127,201,107	—	25,508,611
(267,949,969)	(125,455,278)	(722,667,447)	(583,745,867)	(302,805,384)	(137,909,235)	(603,354,258)	(530,416,882)	(94,474,939)	(397,184,467)
12,945,227	9,688,099	17,082,373	14,821,449	10,000	N/A	N/A	1,649,875	N/A	N/A
1,661,600	—	7,176,466	2,846,912	1,588	N/A	N/A	770	N/A	N/A
(11,050,282)	(6,624,642)	(31,495,675)	(34,012,061)	—	N/A	N/A	(14,805)	N/A	N/A
559,748,449	117,002,843	110,789,186	147,981,495	10,000	N/A	N/A	1,153,765	N/A	N/A
23,700,917	13,068	34,589,597	13,833,099	1,594	N/A	N/A	775	N/A	N/A
(194,371,904)	(43,861,460)	(154,481,135)	(235,670,530)	—	N/A	N/A	(345,533)	N/A	N/A
1,175,594,466	289,700,454	730,103,437	814,962,934	3,303,278	N/A	N/A	38,476,930	N/A	N/A
52,993,487	77,414	147,039,395	36,051,096	1,594	N/A	N/A	775	N/A	N/A
(221,850,346)	(85,388,121)	(656,682,217)	(325,646,258)	(265,263)	N/A	N/A	(323,638)	N/A	N/A
199,790	N/A	84,326	N/A	10,500	N/A	N/A	2,041,705	N/A	N/A
739	N/A	733	N/A	1,591	N/A	N/A	1,692	N/A	N/A
(2,845)	N/A	—	N/A	—	N/A	N/A	(71,192)	N/A	N/A
243,862,189	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2,053,465,188	496,452,357	(198,819,726)	24,818,547	(67,234,094)	(120,977,402)	(322,497,062)	973,499,103	101,663,913	(96,317,410)
1,912,760,045	1,002,154,271	(380,958,888)	1,006,359,437	(336,711,644)	(25,193,943)	(298,188,060)	798,474,959	238,357,407	144,392,072
4,288,006,813	2,375,246,768	4,690,834,343	5,071,793,231	824,165,611	1,160,877,255	1,186,071,198	2,473,689,157	1,675,214,198	1,436,856,791

4,805,747	2,634,506	2,291,711	2,473,642	21,081	N/A	N/A	376,289	N/A	N/A
416,693	—	737,495	461,355	75	N/A	N/A	175	N/A	N/A
(3,704,313)	(2,068,456)	(4,101,199)	(9,469,427)	(1,193)	N/A	N/A	(22,285)	N/A	N/A
820,256	681,231	261,415	273,490	2,914	N/A	N/A	489,371	N/A	N/A
181,436	—	350,356	149,335	74	N/A	N/A	96	N/A	N/A
(1,435,017)	(721,593)	(1,622,667)	(1,130,584)	—	N/A	N/A	(9,263)	N/A	N/A
8,951,579	5,761,173	5,007,733	9,142,861	2,723,323	698,462	3,936,668	67,125,594	10,448,240	16,183,075
648,183	139	1,654,738	591,392	8,047,494	—	9,218,609	6,663,233	—	1,520,389
(4,242,627)	(2,401,812)	(10,634,607)	(9,935,536)	(13,828,645)	(5,699,663)	(26,320,445)	(27,037,515)	(5,060,023)	(24,205,520)
222,557	199,556	275,083	267,123	399	N/A	N/A	83,463	N/A	N/A
28,995	—	124,160	55,539	75	N/A	N/A	40	N/A	N/A
(190,624)	(138,206)	(517,058)	(619,358)	—	N/A	N/A	(737)	N/A	N/A
8,819,967	2,184,137	1,658,538	2,473,948	399	N/A	N/A	57,573	N/A	N/A
379,950	278	549,303	250,827	75	N/A	N/A	41	N/A	N/A
(3,067,438)	(841,367)	(2,327,766)	(3,971,896)	—	N/A	N/A	(17,321)	N/A	N/A
18,433,936	5,465,348	10,906,856	13,715,564	154,129	N/A	N/A	1,887,914	N/A	N/A
838,973	1,632	2,317,041	649,686	75	N/A	N/A	41	N/A	N/A
(3,504,133)	(1,639,474)	(9,719,866)	(5,405,986)	(12,775)	N/A	N/A	(16,327)	N/A	N/A
3,045	N/A	1,268	N/A	423	N/A	N/A	103,503	N/A	N/A
12	N/A	12	N/A	74	N/A	N/A	89	N/A	N/A
(47)	N/A	—	N/A	—	N/A	N/A	(3,570)	N/A	N/A
4,000,263	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
32,407,393	9,117,092	(2,787,454)	(28,025)	(2,892,003)	(5,001,201)	(13,165,168)	49,680,404	5,388,217	(6,502,056)

The accompanying notes are an integral part of the financial statements.	43

Statements of Changes in Net Assets

	Carillon Scout Small Cap Fund			Carillon Reams Core Bond Fund
	11/1/17 to 10/31/18	7/1/17 to 10/31/17	7/1/16 to 6/30/17	11/1/17 to 10/31/18	7/1/17 to 10/31/17	7/1/16 to 6/30/17

Net assets, beginning of period	$270,531,036	$241,971,178	$197,628,825	$143,842,579	$168,933,582	$207,967,407
Increase (decrease) in net assets from operations
Net investment income (loss)	(1,528,104)	(380,967)	(826,064)	2,484,780	860,985	2,531,418
Net realized gain (loss) on investments	22,581,767	5,885,428	21,034,270	(1,404,466)	995,576	(653,745)
Net change in unrealized appreciation (depreciation)	(784,842)	17,318,653	36,719,366	(2,482,372)	(369,667)	(3,524,209)
Net increase (decrease) in net assets resulting from operations	20,268,821	22,823,114	56,927,572	(1,402,058)	1,486,894	(1,646,536)
Distributions to shareholders from
Earnings (Note 9)	(46,763,407)	—	(9,176,002)	(2,307,527)	(900,936)	(7,402,842)
Return of capital	—	—	—	—	—	—
Total distributions to shareholders	(46,763,407)	—	(9,176,002)	(2,307,527)	(900,936)	(7,402,842)
Fund share transactions
Proceeds from shares sold-Class A	1,257,331	N/A	N/A	619,013	N/A	N/A
Issued as reinvestment of distributions-Class A	11,163	N/A	N/A	5,814	N/A	N/A
Cost of shares redeemed-Class A	(2,425,430)	N/A	N/A	(2,383)	N/A	N/A
Proceeds from shares sold-Class C	379,686	N/A	N/A	512,094	N/A	N/A
Issued as reinvestment of distributions-Class C	10,951	N/A	N/A	2,454	N/A	N/A
Cost of shares redeemed-Class C	(2,307,193)	N/A	N/A	(208,754)	N/A	N/A
Proceeds from shares sold-Class I	56,513,638	16,257,579	23,420,649	23,273,667	3,576,959	37,721,554
Issued as reinvestment of distributions-Class I	45,114,741	—	8,913,446	2,251,072	835,914	6,943,328
Cost of shares redeemed-Class I	(69,534,464)	(10,520,835)	(35,743,312)	(58,375,035)	(30,037,064)	(73,695,489)
Proceeds from shares sold-Class R-3	24,210	N/A	N/A	10,000	N/A	N/A
Issued as reinvestment of distributions-Class R-3	1,741	N/A	N/A	139	N/A	N/A
Cost of shares redeemed-Class R-3	(8,490)	N/A	N/A	—	N/A	N/A
Proceeds from shares sold-Class R-5	10,000	N/A	N/A	10,000	N/A	N/A
Issued as reinvestment of distributions-Class R-5	1,741	N/A	N/A	186	N/A	N/A
Cost of shares redeemed-Class R-5	(65)	N/A	N/A	—	N/A	N/A
Proceeds from shares sold-Class R-6	5,549,041	N/A	N/A	10,000	N/A	N/A
Issued as reinvestment of distributions-Class R-6	216,374	N/A	N/A	195	N/A	N/A
Cost of shares redeemed-Class R-6	(378,155)	N/A	N/A	—	N/A	N/A
Proceeds from shares sold-Class Y	92,700	N/A	N/A	178,750	49,907	333,047
Issued as reinvestment of distributions-Class Y	1,764	N/A	N/A	33,728	11,211	100,478
Cost of shares redeemed-Class Y	—	N/A	N/A	(889,289)	(113,888)	(1,387,365)
Proceeds from shares issued—fund reorganization (Note 8)	40,401,462	N/A	N/A	N/A	N/A	N/A
Net increase (decrease) from fund share transactions	74,932,746	5,736,744	(3,409,217)	(32,568,349)	(25,676,961)	(29,984,447)
Increase (decrease) in net assets	48,438,160	28,559,858	44,342,353	(36,277,934)	(25,091,003)	(39,033,825)
Net assets, end of period	318,969,196	270,531,036	241,971,178	107,564,645	143,842,579	168,933,582

Shares issued and redeemed
Shares sold-Class A	42,461	N/A	N/A	55,471	N/A	N/A
Issued as reinvestment of distributions-Class A	387	N/A	N/A	521	N/A	N/A
Shares redeemed-Class A	(86,553)	N/A	N/A	(213)	N/A	N/A
Shares sold-Class C	13,233	N/A	N/A	45,751	N/A	N/A
Issued as reinvestment of distributions-Class C	381	N/A	N/A	220	N/A	N/A
Shares redeemed-Class C	(78,343)	N/A	N/A	(18,706)	N/A	N/A
Shares sold-Class I	1,911,641	573,693	935,976	2,068,956	313,169	3,277,843
Issued as reinvestment of distributions-Class I	1,580,008	—	381,896	200,883	73,151	615,646
Shares redeemed-Class I	(2,436,745)	(376,822)	(1,506,470)	(5,167,715)	(2,628,930)	(6,425,619)
Shares sold-Class R-3	843	N/A	N/A	876	N/A	N/A
Issued as reinvestment of distributions-Class R-3	61	N/A	N/A	12	N/A	N/A
Shares redeemed-Class R-3	(289)	N/A	N/A	—	N/A	N/A
Shares sold-Class R-5	337	N/A	N/A	875	N/A	N/A
Issued as reinvestment of distributions-Class R-5	61	N/A	N/A	17	N/A	N/A
Shares redeemed-Class R-5	(2)	N/A	N/A	—	N/A	N/A
Shares sold-Class R-6	183,537	N/A	N/A	876	N/A	N/A
Issued as reinvestment of distributions-Class R-6	7,460	N/A	N/A	17	N/A	N/A
Shares redeemed-Class R-6	(13,563)	N/A	N/A	—	N/A	N/A
Shares sold-Class Y	3,236	N/A	N/A	15,863	4,371	28,217
Issued as reinvestment of distributions-Class Y	62	N/A	N/A	3,010	981	8,919
Shares redeemed-Class Y	—	N/A	N/A	(79,271)	(9,973)	(120,246)
Shares issued—fund reorganization (Note 8)	1,393,774	N/A	N/A	N/A	N/A	N/A
Shares issued and redeemed	2,521,987	196,871	(188,598)	(2,872,557)	(2,247,231)	(2,615,240)

44	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Carillon Reams Core Plus Bond Fund			Carillon Reams Unconstrained Bond Fund
11/1/17 to 10/31/18	7/1/17 to 10/31/17	7/1/16 to 6/30/17	11/1/17 to 10/31/18	7/1/17 to 10/31/17	7/1/16 to 6/30/17

$768,561,795	$814,467,884	$925,524,225	$1,591,781,787	$1,573,568,177	$1,373,083,803

14,717,296	4,100,068	11,613,056	27,891,490	5,175,944	12,821,365
(14,497,236)	5,118,881	(2,222,573)	(18,733,508)	6,753,052	20,161,638
(15,680,729)	(2,350,781)	(14,654,117)	(34,251,016)	(4,424,302)	(1,731,471)
(15,460,669)	6,868,168	(5,263,634)	(25,093,034)	7,504,694	31,251,532

(13,372,045)	(3,986,035)	(34,983,149)	(26,231,399)	(4,867,007)	(15,454,884)
—	(197,332)	—	—	—	—
(13,372,045)	(4,183,367)	(34,983,149)	(26,231,399)	(4,867,007)	(15,454,884)

225,876	N/A	N/A	234,199	N/A	N/A
2,400	N/A	N/A	848	N/A	N/A
(12,300)	N/A	N/A	(148,617)	N/A	N/A
230,768	N/A	N/A	71,637	N/A	N/A
1,315	N/A	N/A	253	N/A	N/A
(18,277)	N/A	N/A	(26,851)	N/A	N/A
94,150,257	30,109,489	184,300,025	469,850,335	166,300,043	562,801,577
10,111,364	3,131,477	25,792,908	23,015,289	4,401,083	13,971,363
(209,835,364)	(79,410,892)	(233,425,295)	(781,026,245)	(127,564,904)	(397,526,066)
10,000	N/A	N/A	10,000	N/A	N/A
135	N/A	N/A	132	N/A	N/A
—	N/A	N/A	—	N/A	N/A
10,000	N/A	N/A	10,000	N/A	N/A
182	N/A	N/A	179	N/A	N/A
—	N/A	N/A	—	N/A	N/A
10,000	N/A	N/A	41,307,294	N/A	N/A
191	N/A	N/A	290,370	N/A	N/A
—	N/A	N/A	(12,128,000)	N/A	N/A
2,415,673	420,311	33,193,213	10,068,156	6,608,004	87,759,264
343,230	109,494	2,188,398	815,539	170,833	804,443
(12,503,669)	(2,950,769)	(82,858,807)	(43,602,578)	(34,339,136)	(83,122,855)
N/A	N/A	N/A	N/A	N/A	N/A
(114,858,219)	(48,590,890)	(70,809,558)	(291,258,060)	15,575,923	184,687,726
(143,690,933)	(45,906,089)	(111,056,341)	(342,582,493)	18,213,610	200,484,374
624,870,862	768,561,795	814,467,884	1,249,199,294	1,591,781,787	1,573,568,177

7,252	N/A	N/A	20,176	N/A	N/A
78	N/A	N/A	73	N/A	N/A
(400)	N/A	N/A	(12,821)	N/A	N/A
7,414	N/A	N/A	6,127	N/A	N/A
42	N/A	N/A	22	N/A	N/A
(587)	N/A	N/A	(2,299)	N/A	N/A
3,015,596	946,333	5,707,300	40,214,342	14,025,178	47,894,813
324,975	98,455	823,334	1,975,490	371,239	1,189,203
(6,745,419)	(2,496,559)	(7,337,898)	(67,050,826)	(10,763,667)	(33,804,727)
315	N/A	N/A	846	N/A	N/A
4	N/A	N/A	11	N/A	N/A
—	N/A	N/A	—	N/A	N/A
315	N/A	N/A	846	N/A	N/A
6	N/A	N/A	15	N/A	N/A
—	N/A	N/A	—	N/A	N/A
315	N/A	N/A	3,564,946	N/A	N/A
6	N/A	N/A	25,134	N/A	N/A
—	N/A	N/A	(1,049,904)	N/A	N/A
77,458	13,219	1,014,292	856,445	554,934	7,436,866
11,028	3,443	69,914	69,660	14,343	68,155
(401,555)	(92,923)	(2,597,161)	(3,717,322)	(2,885,189)	(7,028,404)
N/A	N/A	N/A	N/A	N/A	N/A
(3,703,157)	(1,528,032)	(2,320,219)	(25,099,039)	1,316,838	15,755,906

The accompanying notes are an integral part of the financial statements.	45

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest Capital Appreciation Fund
Class A*
11/01/17	10/31/18	$43.14	$0.07	$2.40	$2.47	$—	$(2.70)	$—	$(2.70)	$42.91	1.02	1.12	0.15	45	5.83	$177
11/01/16	10/31/17	35.05	0.02	10.24	10.26	(0.03)	(2.14)	—	(2.17)	43.14	1.20	1.20	0.07	33	30.84	164
11/01/15	10/31/16	40.32	0.08	(0.09)	(0.01)	(0.01)	(5.25)	—	(5.26)	35.05	1.23	1.23	0.22	35	0.30	145
11/01/14	10/31/15	42.02	0.09	3.80	3.89	—	(5.59)	—	(5.59)	40.32	1.19	1.19	0.22	42	10.29	168
11/01/13	10/31/14	39.59	0.01	6.64	6.65	—	(4.22)	—	(4.22)	42.02	1.23	1.23	0.02	33	18.34	157
Class C*
11/01/17	10/31/18	32.23	(0.17)	1.76	1.59	—	(2.70)	—	(2.70)	31.12	1.80	1.90	(0.53)	45	5.02	20
11/01/16	10/31/17	26.88	(0.20)	7.69	7.49	—	(2.14)	—	(2.14)	32.23	1.97	1.97	(0.70)	33	29.83	63
11/01/15	10/31/16	32.37	(0.15)	(0.09)	(0.24)	—	(5.25)	—	(5.25)	26.88	2.00	2.00	(0.55)	35	(0.45)	62
11/01/14	10/31/15	35.05	(0.17)	3.08	2.91	—	(5.59)	—	(5.59)	32.37	1.96	1.96	(0.54)	42	9.42	69
11/01/13	10/31/14	33.93	(0.24)	5.58	5.34	—	(4.22)	—	(4.22)	35.05	1.97	1.97	(0.73)	33	17.45	68
Class I*
11/01/17	10/31/18	45.13	0.21	2.51	2.72	(0.06)	(2.70)	—	(2.76)	45.09	0.72	0.88	0.46	45	6.15	203
11/01/16	10/31/17	36.55	0.16	10.68	10.84	(0.12)	(2.14)	—	(2.26)	45.13	0.88	0.88	0.39	33	31.26	119
11/01/15	10/31/16	41.83	0.19	(0.09)	0.10	(0.13)	(5.25)	—	(5.38)	36.55	0.92	0.92	0.52	35	0.61	124
11/01/14	10/31/15	43.34	0.21	3.93	4.14	(0.06)	(5.59)	—	(5.65)	41.83	0.90	0.90	0.51	42	10.59	103
11/01/13	10/31/14	40.60	0.13	6.83	6.96	—	(4.22)	—	(4.22)	43.34	0.94	0.93	0.32	33	18.68	88
Class R-3*
11/01/17	10/31/18	41.60	(0.04)	2.31	2.27	—	(2.70)	—	(2.70)	41.17	1.29	1.47	(0.11)	45	5.56	1
11/01/16	10/31/17	33.95	(0.10)	9.89	9.79	—	(2.14)	—	(2.14)	41.60	1.51	1.56	(0.28)	33	30.43	1
11/01/15	10/31/16	39.33	(0.04)	(0.09)	(0.13)	—	(5.25)	—	(5.25)	33.95	1.57	1.57	(0.12)	35	(0.04)	1
11/01/14	10/31/15	41.24	(0.04)	3.72	3.68	—	(5.59)	—	(5.59)	39.33	1.51	1.51	(0.10)	42	9.94	1
11/01/13	10/31/14	39.05	(0.11)	6.52	6.41	—	(4.22)	—	(4.22)	41.24	1.56	1.56	(0.30)	33	17.94	1
Class R-5*
11/01/17	10/31/18	44.97	0.18	2.53	2.71	(0.01)	(2.70)	—	(2.71)	44.97	0.72	0.86	0.38	45	6.14	7
11/01/16	10/31/17	36.44	0.17	10.63	10.80	(0.13)	(2.14)	—	(2.27)	44.97	0.89	0.89	0.45	33	31.26	3
11/01/15	10/31/16	41.70	0.20	(0.08)	0.12	(0.13)	(5.25)	—	(5.38)	36.44	0.90	0.90	0.55	35	0.64	7
11/01/14	10/31/15	43.20	0.18	3.93	4.11	(0.02)	(5.59)	—	(5.61)	41.70	0.95	0.86	0.46	42	10.54	8
11/01/13	10/31/14	40.50	0.10	6.82	6.92	—	(4.22)	—	(4.22)	43.20	0.95	0.94	0.25	33	18.62	5
Class R-6*
11/01/17	10/31/18	44.82	0.26	2.48	2.74	(0.09)	(2.70)	—	(2.79)	44.77	0.63	0.79	0.55	45	6.23	44
11/01/16	10/31/17	36.35	0.14	10.66	10.80	(0.19)	(2.14)	—	(2.33)	44.82	0.82	0.82	0.34	33	31.36	41
11/01/15	10/31/16	41.66	0.22	(0.09)	0.13	(0.19)	(5.25)	—	(5.44)	36.35	0.85	1.49	0.60	35	0.68	0
07/31/15	10/31/15	41.71	0.06	(0.11)	(0.05)	—	—	—	—	41.66	0.82	0.82	0.57	42	(0.12)	0
Class Y*
11/20/17	10/31/18	45.64	0.08	2.00	2.08	(0.12)	(2.70)	—	(2.82)	44.90	1.01	1.55	0.18	45	4.67	0

Carillon ClariVest International Stock Fund
Class A*
11/01/17	10/31/18	18.71	0.28	(1.86)	(1.58)	(0.21)	—	—	(0.21)	16.92	1.45	2.85	1.50	49	(8.56)	5
11/01/16	10/31/17	15.02	0.17	3.71	3.88	(0.19)	—	—	(0.19)	18.71	1.54	3.72	1.03	80	26.15	4
11/01/15	10/31/16	16.02	0.21	(1.14)	(0.93)	(0.07)	—	—	(0.07)	15.02	1.67	3.45	1.40	100	(5.84)	4
11/01/14	10/31/15	16.54	0.14	0.40	0.54	(0.39)	(0.67)	—	(1.06)	16.02	1.58	4.04	0.88	86	3.63	10
11/01/13	10/31/14	16.48	0.42	(0.13)	0.29	(0.14)	(0.09)	—	(0.23)	16.54	1.57	5.96	2.49	96	1.73	4
Class C*
11/01/17	10/31/18	18.32	0.04	(1.73)	(1.69)	(0.10)	—	—	(0.10)	16.53	2.20	3.68	0.21	49	(9.28)	3
11/01/16	10/31/17	14.79	0.04	3.65	3.69	(0.16)	—	—	(0.16)	18.32	2.29	4.50	0.27	80	25.21	5
11/01/15	10/31/16	15.83	0.08	(1.12)	(1.04)	—	—	—	—	14.79	2.47	4.31	0.52	100	(6.57)	5
11/01/14	10/31/15	16.38	0.03	0.38	0.41	(0.29)	(0.67)	—	(0.96)	15.83	2.35	4.95	0.18	86	2.80	5
11/01/13	10/31/14	16.38	0.30	(0.14)	0.16	(0.07)	(0.09)	—	(0.16)	16.38	2.35	6.68	1.78	96	0.94	4

46	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest International Stock Fund (cont’d)
Class I*
11/01/17	10/31/18	$18.70	$0.30		$(1.82)	$(1.52)	$(0.26)	$—	$—	$(0.26)	$16.92	1.15	2.59	1.60	49	(8.29)	$9
11/01/16	10/31/17	15.11	0.23		3.71	3.94	(0.35)	—	—	(0.35)	18.70	1.15	3.28	1.40	80	26.63	8
11/01/15	10/31/16	16.08	0.30		(1.15)	(0.85)	(0.12)	—	—	(0.12)	15.11	1.15	3.12	2.03	100	(5.31)	6
11/01/14	10/31/15	16.62	0.21		0.39	0.60	(0.47)	(0.67)	—	(1.14)	16.08	1.15	3.82	1.31	86	4.04	2
11/01/13	10/31/14	16.52	0.53		(0.17)	0.36	(0.17)	(0.09)	—	(0.26)	16.62	1.15	5.43	3.16	96	2.18	1
Class R-3*
11/01/17	10/31/18	18.53	0.19		(1.80)	(1.61)	(0.18)	—	—	(0.18)	16.74	1.70	3.17	1.01	49	(8.80)	1
11/01/16	10/31/17	15.04	0.15		3.67	3.82	(0.33)	—	—	(0.33)	18.53	1.71	3.98	0.89	80	25.91	1
11/01/15	10/31/16	15.99	0.12		(1.05)	(0.93)	(0.02)	—	—	(0.02)	15.04	1.75	3.86	0.77	100	(5.84)	1
11/01/14	10/31/15	16.53	0.13		0.37	0.50	(0.37)	(0.67)	—	(1.04)	15.99	1.74	4.38	0.79	86	3.37	0
11/01/13	10/31/14	16.45	0.40		(0.13)	0.27	(0.10)	(0.09)	—	(0.19)	16.53	1.73	6.22	2.37	96	1.64	0
Class R-5*
11/01/17	10/31/18	18.69	0.29		(1.81)	(1.52)	(0.23)	—	—	(0.23)	16.94	1.15	4.65	1.56	49	(8.26)	0
11/01/16	10/31/17	15.11	0.08		3.85	3.93	(0.35)	—	—	(0.35)	18.69	1.15	3.69	0.49	80	26.56	0
11/01/15	10/31/16	16.09	0.27		(1.13)	(0.86)	(0.12)	—	—	(0.12)	15.11	1.15	3.22	1.79	100	(5.36)	0
11/01/14	10/31/15	16.63	0.25		0.35	0.60	(0.47)	(0.67)	—	(1.14)	16.09	1.15	3.59	1.58	86	4.01	0
11/01/13	10/31/14	16.52	0.50		(0.14)	0.36	(0.16)	(0.09)	—	(0.25)	16.63	1.15	5.67	2.96	96	2.18	0
Class R-6*
11/01/17	10/31/18	18.75	0.29		(1.80)	(1.51)	(0.27)	—	—	(0.27)	16.97	1.05	2.81	1.55	49	(8.21)	0
11/01/16	10/31/17	15.14	0.26		3.71	3.97	(0.36)	—	—	(0.36)	18.75	1.05	3.78	1.55	80	26.82	0
11/01/15	10/31/16	16.11	0.27		(1.11)	(0.84)	(0.13)	—	—	(0.13)	15.14	1.05	3.73	1.80	100	(5.26)	0
11/01/14	10/31/15	16.65	0.24		0.37	0.61	(0.48)	(0.67)	—	(1.15)	16.11	1.05	3.80	1.48	86	4.11	0
11/01/13	10/31/14	16.53	0.51		(0.13)	0.38	(0.17)	(0.09)	—	(0.26)	16.65	1.05	5.67	3.05	96	2.31	0
Class Y*
11/20/17	10/31/18	18.54	0.21		(1.62)	(1.41)	(0.27)	—	—	(0.27)	16.86	1.45	3.59	1.20	49	(7.77)	0

Carillon Cougar Tactical Allocation Fund
Class A*
11/01/17	10/31/18	16.05	0.13		(0.05)	0.08	(0.11)	(0.29)	—	(0.40)	15.73	1.17	2.62	0.79	88	0.44	1
11/01/16	10/31/17	14.59	0.12		1.40	1.52	(0.04)	(0.02)	—	(0.06)	16.05	1.17	3.55	0.79	152	10.42	2
12/31/15	10/31/16	14.29	0.06		0.24	0.30	—	—	—	—	14.59	1.17	17.33	0.47	66	2.10	2
Class C*
11/01/17	10/31/18	15.87	—	(d)	(0.03)	(0.03)	(0.03)	(0.29)	—	(0.32)	15.52	1.92	3.40	0.02	88	(0.29)	2
11/01/16	10/31/17	14.50	0.01		1.38	1.39	—	(0.02)	—	(0.02)	15.87	1.93	4.11	0.05	152	9.58	2
12/31/15	10/31/16	14.29	(0.04)		0.25	0.21	—	—	—	—	14.50	1.97	10.40	(0.31)	66	1.47	1
Class I*
11/01/17	10/31/18	16.09	0.17		(0.04)	0.13	(0.17)	(0.29)	—	(0.46)	15.76	0.87	2.42	1.03	88	0.74	20
11/01/16	10/31/17	14.62	0.17		1.40	1.57	(0.08)	(0.02)	—	(0.10)	16.09	0.87	3.00	1.09	152	10.79	14
12/31/15	10/31/16	14.29	0.10		0.23	0.33	—	—	—	—	14.62	0.87	8.81	0.77	66	2.31	5
Class R-3*
11/01/17	10/31/18	16.03	0.09		(0.04)	0.05	(0.09)	(0.29)	—	(0.38)	15.70	1.42	3.49	0.52	88	0.21	0
11/01/16	10/31/17	14.57	0.09		1.39	1.48	—	(0.02)	—	(0.02)	16.03	1.40	3.62	0.57	152	10.15	0
12/31/15	10/31/16	14.29	0.03		0.25	0.28	—	—	—	—	14.57	1.37	22.76	0.21	66	1.96	0
Class R-5*
11/01/17	10/31/18	16.09	0.18		(0.05)	0.13	(0.16)	(0.29)	—	(0.45)	15.77	0.87	2.60	1.07	88	0.76	0
11/01/16	10/31/17	14.63	0.17		1.39	1.56	(0.08)	(0.02)	—	(0.10)	16.09	0.87	3.18	1.15	152	10.71	0
12/31/15	10/31/16	14.29	0.08		0.26	0.34	—	—	—	—	14.63	0.87	21.86	0.69	66	2.38	0
Class R-6*
11/01/17	10/31/18	16.12	0.19		(0.05)	0.14	(0.18)	(0.29)	—	(0.47)	15.79	0.77	2.92	1.17	88	0.82	0
11/01/16	10/31/17	14.64	0.18		1.41	1.59	(0.09)	(0.02)	—	(0.11)	16.12	0.77	3.04	1.21	152	10.88	0
12/31/15	10/31/16	14.29	0.10		0.25	0.35	—	—	—	—	14.64	0.77	22.16	0.82	66	2.45	0
Class Y*
11/20/17	10/31/18	16.11	0.13		(0.06)	0.07	(0.18)	(0.29)	—	(0.47)	15.71	1.17	3.32	0.82	88	0.34	0

The accompanying notes are an integral part of the financial statements.	47

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Growth & Income Fund
Class A*
11/01/17	10/31/18	$20.39	$0.40	$1.57	$1.97	$(0.42)	$(0.50)	$—	$(0.92)	$21.44	0.98	0.98	1.91	10	9.76	$147
11/01/16	10/31/17	18.39	0.34	2.93	3.27	(0.33)	(0.94)	—	(1.27)	20.39	1.03	1.03	1.74	10	18.56	147
11/01/15	10/31/16	17.52	0.34	0.85	1.19	(0.32)	—	—	(0.32)	18.39	1.06	1.06	1.91	15	6.87	152
11/01/14	10/31/15	18.27	0.36	(0.64)	(0.28)	(0.32)	(0.13)	(0.02)	(0.47)	17.52	1.02	1.02	1.99	25	(1.55)	180
11/01/13	10/31/14	16.68	0.30	1.91	2.21	(0.28)	(0.34)	—	(0.62)	18.27	1.02	1.02	1.71	10	13.52	223
Class C*
11/01/17	10/31/18	19.54	0.24	1.49	1.73	(0.25)	(0.50)	—	(0.75)	20.52	1.73	1.73	1.16	10	8.94	130
11/01/16	10/31/17	17.68	0.18	2.81	2.99	(0.19)	(0.94)	—	(1.13)	19.54	1.79	1.79	0.98	10	17.62	169
11/01/15	10/31/16	16.86	0.20	0.82	1.02	(0.20)	—	—	(0.20)	17.68	1.82	1.82	1.14	15	6.07	185
11/01/14	10/31/15	17.60	0.21	(0.60)	(0.39)	(0.20)	(0.13)	(0.02)	(0.35)	16.86	1.79	1.79	1.21	25	(2.30)	197
11/01/13	10/31/14	16.10	0.16	1.83	1.99	(0.15)	(0.34)	—	(0.49)	17.60	1.79	1.79	0.92	10	12.63	212
Class I*
11/01/17	10/31/18	20.34	0.46	1.56	2.02	(0.47)	(0.50)	—	(0.97)	21.39	0.72	0.72	2.16	10	10.06	272
11/01/16	10/31/17	18.35	0.39	2.93	3.32	(0.39)	(0.94)	—	(1.33)	20.34	0.75	0.75	2.00	10	18.90	246
11/01/15	10/31/16	17.48	0.39	0.85	1.24	(0.37)	—	—	(0.37)	18.35	0.79	0.79	2.17	15	7.18	179
11/01/14	10/31/15	18.24	0.40	(0.64)	(0.24)	(0.37)	(0.13)	(0.02)	(0.52)	17.48	0.76	0.76	2.23	25	(1.33)	200
11/01/13	10/31/14	16.65	0.33	1.93	2.26	(0.33)	(0.34)	—	(0.67)	18.24	0.77	0.77	1.89	10	13.86	207
Class R-3*
11/01/17	10/31/18	20.30	0.33	1.56	1.89	(0.34)	(0.50)	—	(0.84)	21.35	1.31	1.31	1.59	10	9.40	2
11/01/16	10/31/17	18.32	0.28	2.91	3.19	(0.27)	(0.94)	—	(1.21)	20.30	1.34	1.34	1.44	10	18.15	2
11/01/15	10/31/16	17.44	0.28	0.87	1.15	(0.27)	—	—	(0.27)	18.32	1.37	1.37	1.60	15	6.61	3
11/01/14	10/31/15	18.19	0.28	(0.63)	(0.35)	(0.25)	(0.13)	(0.02)	(0.40)	17.44	1.44	1.44	1.57	25	(1.99)	3
11/01/13	10/31/14	16.61	0.23	1.90	2.13	(0.21)	(0.34)	—	(0.55)	18.19	1.40	1.40	1.33	10	13.08	4
Class R-5*
11/01/17	10/31/18	20.36	0.45	1.56	2.01	(0.46)	(0.50)	—	(0.96)	21.41	0.78	0.78	2.10	10	9.99	0
11/01/16	10/31/17	18.38	0.38	2.93	3.31	(0.39)	(0.94)	—	(1.33)	20.36	0.76	0.76	1.97	10	18.82	0
11/01/15	10/31/16	17.50	0.39	0.87	1.26	(0.38)	—	—	(0.38)	18.38	0.75	0.75	2.21	15	7.27	0
11/01/14	10/31/15	18.21	0.44	(0.76)	(0.32)	(0.24)	(0.13)	(0.02)	(0.39)	17.50	0.78	0.79	2.39	25	(1.82)	0
11/01/13	10/31/14	16.63	0.34	1.90	2.24	(0.32)	(0.34)	—	(0.66)	18.21	0.76	0.76	1.95	10	13.80	4
Class R-6*
11/01/17	10/31/18	20.30	0.47	1.56	2.03	(0.49)	(0.50)	—	(0.99)	21.34	0.64	0.64	2.24	10	10.12	42
11/01/16	10/31/17	18.32	0.40	2.93	3.33	(0.41)	(0.94)	—	(1.35)	20.30	0.65	0.65	2.10	10	18.98	40
11/01/15	10/31/16	17.46	0.39	0.87	1.26	(0.40)	—	—	(0.40)	18.32	0.67	0.67	2.18	15	7.30	34
11/01/14	10/31/15	18.26	0.45	(0.71)	(0.26)	(0.39)	(0.13)	(0.02)	(0.54)	17.46	0.65	0.65	2.47	25	(1.46)	0
11/01/13	10/31/14	16.67	0.35	1.92	2.27	(0.34)	(0.34)	—	(0.68)	18.26	0.66	0.66	2.01	10	13.94	0
Class Y*
11/20/17	10/31/18	20.48	0.28	1.49	1.77	(0.40)	(0.50)	—	(0.90)	21.35	1.25	1.43	1.35	10	8.74	0

Carillon Eagle Mid Cap Growth Fund
Class A*
11/01/17	10/31/18	56.41	(0.28)	3.06	2.78	—	(3.00)	—	(3.00)	56.19	1.05	1.05	(0.46)	44	4.75	688
11/01/16	10/31/17	42.29	(0.26)	14.38	14.12	—	—	—	—	56.41	1.12	1.12	(0.53)	44	33.39	459
11/01/15	10/31/16	43.39	(0.17)	(0.23)	(0.40)	—	(0.70)	—	(0.70)	42.29	1.17	1.17	(0.40)	34	(0.87)	320
11/01/14	10/31/15	45.68	(0.26)	2.26	2.00	—	(4.29)	—	(4.29)	43.39	1.14	1.14	(0.59)	52	4.70	354
11/01/13	10/31/14	41.03	(0.17)	6.74	6.57	—	(1.92)	—	(1.92)	45.68	1.19	1.19	(0.40)	60	16.58	283
Class C*
11/01/17	10/31/18	45.67	(0.55)	2.49	1.94	—	(3.00)	—	(3.00)	44.61	1.74	1.74	(1.14)	44	4.00	147
11/01/16	10/31/17	34.48	(0.50)	11.69	11.19	—	—	—	—	45.67	1.84	1.84	(1.24)	44	32.45	146
11/01/15	10/31/16	35.76	(0.38)	(0.20)	(0.58)	—	(0.70)	—	(0.70)	34.48	1.88	1.88	(1.11)	34	(1.58)	112
11/01/14	10/31/15	38.65	(0.48)	1.88	1.40	—	(4.29)	—	(4.29)	35.76	1.87	1.88	(1.32)	52	3.92	117
11/01/13	10/31/14	35.24	(0.41)	5.74	5.33	—	(1.92)	—	(1.92)	38.65	1.89	1.89	(1.12)	60	15.75	105

48	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions						Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income		From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Mid Cap Growth Fund (cont’d)
Class I*
11/01/17	10/31/18	$59.29	$(0.10)	$3.19	$3.09	$—		$(3.00)	$—	$(3.00)	$59.38	0.75	0.75	(0.16)	44	5.05	$1,134
11/01/16	10/31/17	44.30	(0.11)	15.10	14.99	—	(d)	—	—	— (d)	59.29	0.78	0.78	(0.21)	44	33.84	763
11/01/15	10/31/16	45.26	(0.02)	(0.24)	(0.26)	—		(0.70)	—	(0.70)	44.30	0.82	0.82	(0.06)	34	(0.52)	421
11/01/14	10/31/15	47.33	(0.13)	2.35	2.22	—		(4.29)	—	(4.29)	45.26	0.82	0.83	(0.28)	52	5.02	358
11/01/13	10/31/14	42.31	(0.05)	6.99	6.94	—		(1.92)	—	(1.92)	47.33	0.85	0.85	(0.12)	60	16.97	210
Class R-3*
11/01/17	10/31/18	54.88	(0.42)	2.96	2.54	—		(3.00)	—	(3.00)	54.42	1.32	1.32	(0.72)	44	4.43	35
11/01/16	10/31/17	41.25	(0.39)	14.02	13.63	—		—	—	—	54.88	1.38	1.38	(0.80)	44	33.04	32
11/01/15	10/31/16	42.46	(0.28)	(0.23)	(0.51)	—		(0.70)	—	(0.70)	41.25	1.46	1.46	(0.69)	34	(1.16)	21
11/01/14	10/31/15	44.90	(0.37)	2.22	1.85	—		(4.29)	—	(4.29)	42.46	1.41	1.42	(0.86)	52	4.42	24
11/01/13	10/31/14	40.48	(0.31)	6.65	6.34	—		(1.92)	—	(1.92)	44.90	1.48	1.48	(0.73)	60	16.23	16
Class R-5*
11/01/17	10/31/18	59.14	(0.11)	3.19	3.08	—		(3.00)	—	(3.00)	59.22	0.75	0.75	(0.18)	44	5.04	648
11/01/16	10/31/17	44.19	(0.11)	15.06	14.95	—	(d)	—	—	— (d)	59.14	0.79	0.79	(0.22)	44	33.84	284
11/01/15	10/31/16	45.15	(0.03)	(0.23)	(0.26)	—		(0.70)	—	(0.70)	44.19	0.83	0.83	(0.06)	34	(0.52)	153
11/01/14	10/31/15	47.28	(0.13)	2.29	2.16	—		(4.29)	—	(4.29)	45.15	0.82	0.83	(0.28)	52	4.89	133
11/01/13	10/31/14	42.27	(0.06)	6.99	6.93	—		(1.92)	—	(1.92)	47.28	0.87	0.87	(0.14)	60	16.96	55
Class R-6*
11/01/17	10/31/18	59.62	(0.06)	3.22	3.16	—		(3.00)	—	(3.00)	59.78	0.66	0.66	(0.09)	44	5.14	1,636
11/01/16	10/31/17	44.51	(0.07)	15.19	15.12	(0.01)		—	—	(0.01)	59.62	0.69	0.69	(0.12)	44	33.97	692
11/01/15	10/31/16	45.43	0.02	(0.24)	(0.22)	—		(0.70)	—	(0.70)	44.51	0.72	0.72	0.04	34	(0.43)	346
11/01/14	10/31/15	47.44	(0.10)	2.38	2.28	—		(4.29)	—	(4.29)	45.43	0.73	0.74	(0.21)	52	5.15	190
11/01/13	10/31/14	42.36	(0.05)	7.05	7.00	—		(1.92)	—	(1.92)	47.44	0.77	0.77	(0.10)	60	17.10	30
Class Y*
11/20/17	10/31/18	60.71	(0.44)	1.87	1.43	—		(3.00)	—	(3.00)	59.14	1.13	1.13	(0.72)	44	2.18	0

Carillon Eagle Small Cap Growth Fund
Class A*
11/01/17	10/31/18	62.31	(0.40)	2.07	1.67	—		(4.83)	—	(4.83)	59.15	1.05	1.05	(0.63)	35	2.61	544
11/01/16	10/31/17	50.48	(0.27)	13.72	13.45	—		(1.62)	—	(1.62)	62.31	1.13	1.13	(0.47)	40	27.22	640
11/01/15	10/31/16	52.98	(0.33)	1.29	0.96	—		(3.46)	—	(3.46)	50.48	1.15	1.15	(0.66)	32	2.07	848
11/01/14	10/31/15	57.57	(0.33)	2.22	1.89	—		(6.48)	—	(6.48)	52.98	1.10	1.10	(0.60)	45	3.23	711
11/01/13	10/31/14	54.33	(0.34)	4.27	3.93	—		(0.69)	—	(0.69)	57.57	1.11	1.11	(0.61)	37	7.30	759
Class C*
11/01/17	10/31/18	47.51	(0.62)	1.59	0.97	—		(4.83)	—	(4.83)	43.65	1.75	1.75	(1.31)	35	1.89	111
11/01/16	10/31/17	39.10	(0.51)	10.54	10.03	—		(1.62)	—	(1.62)	47.51	1.82	1.82	(1.17)	40	26.37	169
11/01/15	10/31/16	42.10	(0.52)	0.98	0.46	—		(3.46)	—	(3.46)	39.10	1.85	1.85	(1.36)	32	1.37	166
11/01/14	10/31/15	47.33	(0.59)	1.84	1.25	—		(6.48)	—	(6.48)	42.10	1.82	1.82	(1.32)	45	2.49	186
11/01/13	10/31/14	45.11	(0.61)	3.52	2.91	—		(0.69)	—	(0.69)	47.33	1.82	1.82	(1.32)	37	6.52	190
Class I*
11/01/17	10/31/18	65.18	(0.22)	2.15	1.93	—		(4.83)	—	(4.83)	62.28	0.75	0.75	(0.33)	35	2.91	1,369
11/01/16	10/31/17	52.55	(0.08)	14.33	14.25	—		(1.62)	—	(1.62)	65.18	0.78	0.78	(0.13)	40	27.68	1,691
11/01/15	10/31/16	54.84	(0.16)	1.33	1.17	—		(3.46)	—	(3.46)	52.55	0.81	0.81	(0.32)	32	2.40	1,374
11/01/14	10/31/15	59.19	(0.16)	2.29	2.13	—		(6.48)	—	(6.48)	54.84	0.78	0.78	(0.28)	45	3.58	1,757
11/01/13	10/31/14	55.68	(0.16)	4.36	4.20	—		(0.69)	—	(0.69)	59.19	0.78	0.78	(0.29)	37	7.61	1,770
Class R-3*
11/01/17	10/31/18	60.51	(0.55)	2.01	1.46	—		(4.83)	—	(4.83)	57.14	1.32	1.32	(0.90)	35	2.32	85
11/01/16	10/31/17	49.18	(0.40)	13.35	12.95	—		(1.62)	—	(1.62)	60.51	1.38	1.38	(0.73)	40	26.92	98
11/01/15	10/31/16	51.82	(0.43)	1.25	0.82	—		(3.46)	—	(3.46)	49.18	1.39	1.39	(0.90)	32	1.83	94
11/01/14	10/31/15	56.59	(0.48)	2.19	1.71	—		(6.48)	—	(6.48)	51.82	1.38	1.38	(0.88)	45	2.94	119
11/01/13	10/31/14	53.58	(0.50)	4.20	3.70	—		(0.69)	—	(0.69)	56.59	1.42	1.42	(0.92)	37	6.97	127

The accompanying notes are an integral part of the financial statements.	49

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Small Cap Growth Fund (cont’d)
Class R-5*
11/01/17	10/31/18	$65.45	$(0.22)	$2.16	$1.94	$—	$(4.83)	$—	$(4.83)	$62.56	0.75	0.75	(0.33)	35	2.92	$441
11/01/16	10/31/17	52.75	(0.07)	14.39	14.32	—	(1.62)	—	(1.62)	65.45	0.77	0.77	(0.11)	40	27.71	469
11/01/15	10/31/16	55.02	(0.15)	1.34	1.19	—	(3.46)	—	(3.46)	52.75	0.78	0.78	(0.30)	32	2.43	444
11/01/14	10/31/15	59.37	(0.15)	2.28	2.13	—	(6.48)	—	(6.48)	55.02	0.75	0.75	(0.25)	45	3.57	418
11/01/13	10/31/14	55.83	(0.16)	4.39	4.23	—	(0.69)	—	(0.69)	59.37	0.77	0.77	(0.28)	37	7.64	348
Class R-6*
11/01/17	10/31/18	65.92	(0.16)	2.18	2.02	—	(4.83)	—	(4.83)	63.11	0.65	0.65	(0.24)	35	3.02	2,141
11/01/16	10/31/17	53.06	(0.04)	14.52	14.48	—	(1.62)	—	(1.62)	65.92	0.66	0.66	(0.06)	40	27.86	2,005
11/01/15	10/31/16	55.27	(0.10)	1.35	1.25	—	(3.46)	—	(3.46)	53.06	0.67	0.67	(0.19)	32	2.53	1,139
11/01/14	10/31/15	59.55	(0.10)	2.30	2.20	—	(6.48)	—	(6.48)	55.27	0.66	0.66	(0.17)	45	3.68	737
11/01/13	10/31/14	55.92	(0.10)	4.42	4.32	—	(0.69)	—	(0.69)	59.55	0.66	0.66	(0.17)	37	7.79	576
Class Y*
11/20/17	10/31/18	65.89	(0.50)	1.47	0.97	—	(4.83)	—	(4.83)	62.03	1.12	1.12	(0.77)	35	1.40	0

Carillon Scout International Fund
Class A*
11/20/17	10/31/18	25.05	0.21	(2.26)	(2.05)	(0.22)	(3.76)	—	(3.98)	19.02	1.31	1.31	1.05	13	(9.90)	0
Class C*
11/20/17	10/31/18	25.05	0.18	(2.38)	(2.20)	(0.20)	(3.76)	—	(3.96)	18.89	2.20	2.23	0.87	13	(10.59)	0
Class I*
11/01/17	10/31/18	25.18	0.38	(2.51)	(2.13)	(0.22)	(3.76)	—	(3.98)	19.07	1.06	1.06	1.73	13	(10.12)	821
07/01/17	10/31/17	23.21	0.07	1.90	1.97	—	—	—	—	25.18	1.08	1.08	0.81	7	8.49	1,161
07/01/16	06/30/17	23.10	0.37	3.50	3.87	(0.42)	(3.34)	—	(3.76)	23.21	1.06	1.06	1.61	20	18.80	1,186
07/01/15	06/30/16	33.69	0.56	(3.41)	(2.85)	(0.59)	(7.15)	—	(7.74)	23.10	1.05	1.05	1.38	23	(7.89)	1,484
07/01/14	06/30/15	37.81	0.65	(1.59)	(0.94)	(0.60)	(2.58)	—	(3.18)	33.69	1.02	1.02	1.48	17	(2.22)	4,775
07/01/13	06/30/14	33.52	0.50	4.29	4.79	(0.50)	—	—	(0.50)	37.81	1.01	1.01	1.23	12	14.30	8,580
Class R-3*
11/20/17	10/31/18	25.05	0.23	(2.33)	(2.10)	(0.22)	(3.76)	—	(3.98)	18.97	1.70	2.16	1.14	13	(10.16)	0
Class R-5*
11/20/17	10/31/18	25.05	0.34	(2.34)	(2.00)	(0.23)	(3.76)	—	(3.99)	19.06	1.15	1.66	1.69	13	(9.68)	0
Class R-6*
11/20/17	10/31/18	25.05	0.32	(2.30)	(1.98)	(0.23)	(3.76)	—	(3.99)	19.08	0.99	0.99	1.60	13	(9.59)	3
Class Y*
11/20/17	10/31/18	25.05	0.28	(2.34)	(2.06)	(0.22)	(3.76)	—	(3.98)	19.01	1.45	2.16	1.39	13	(9.94)	0

Carillon Scout Mid Cap Fund
Class A*
11/20/17	10/31/18	20.18	0.05	(0.30)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.28	106	(1.51)	7
Class C*
11/20/17	10/31/18	20.18	(0.09)	(0.28)	(0.37)	(0.01)	(1.54)	—	(1.55)	18.26	1.94	1.94	(0.47)	106	(2.16)	9
Class I*
11/01/17	10/31/18	19.77	0.08	0.12	0.20	(0.02)	(1.54)	—	(1.56)	18.41	0.97	0.97	0.40	106	0.74	2,420
07/01/17	10/31/17	18.11	— (d)	1.66	1.66	—	—	—	—	19.77	1.01	1.01	0.03	20	9.17	1,675
07/01/16	06/30/17	15.06	0.07	3.35	3.42	(0.07)	(0.30)	—	(0.37)	18.11	1.03	1.03	0.43	87	22.93	1,437
07/01/15	06/30/16	16.02	0.21	0.13	0.34	(0.17)	(1.13)	—	(1.30)	15.06	1.04	1.04	1.34	161	2.69	1,292
07/01/14	06/30/15	18.79	0.03	0.30	0.33	(0.02)	(3.08)	—	(3.10)	16.02	1.04	1.04	0.17	158	2.42	1,585
07/01/13	06/30/14	15.75	— (d)	3.99	3.99	— (d)	(0.95)	—	(0.95)	18.79	1.02	1.02	0.01	134	25.75	2,538
Class R-3*
11/20/17	10/31/18	20.18	0.01	(0.32)	(0.31)	(0.01)	(1.54)	—	(1.55)	18.32	1.44	1.44	0.04	106	(1.83)	2
Class R-5*
11/20/17	10/31/18	20.18	0.10	(0.36)	(0.26)	(0.03)	(1.54)	—	(1.57)	18.35	0.99	0.99	0.53	106	(1.62)	1
Class R-6*
11/20/17	10/31/18	20.18	0.12	(0.32)	(0.20)	(0.03)	(1.54)	—	(1.57)	18.41	0.90	0.90	0.62	106	(1.29)	34
Class Y*
11/20/17	10/31/18	20.18	0.07	(0.32)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.36	106	(1.51)	2

50	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Scout Small Cap Fund
Class A*
11/20/17	10/31/18	$29.63	$(0.26)	$2.68	$2.42	$—	$(4.95)	$—	$(4.95)	$27.10	1.23	1.23	(0.95)	22	8.00	$12
Class C*
11/20/17	10/31/18	29.63	(0.47)	2.68	2.21	—	(4.95)	—	(4.95)	26.89	1.97	1.97	(1.69)	22	7.21	14
Class I*
11/01/17	10/31/18	29.33	(0.14)	2.93	2.79	—	(4.95)	—	(4.95)	27.17	0.95	0.97	(0.49)	22	9.36	287
07/01/17	10/31/17	26.81	(0.04)	2.56	2.52	—	—	—	—	29.33	1.03	1.03	(0.45)	6	9.40	271
07/01/16	06/30/17	21.45	(0.09)	6.52	6.43	—	(1.07)	—	(1.07)	26.81	1.04	1.04	(0.39)	25	30.70	242
07/01/15	06/30/16	26.61	(0.07)	(1.55)	(1.62)	—	(3.54)	—	(3.54)	21.45	1.13	1.13	(0.32)	16	(6.01)	198
07/01/14	06/30/15	24.49	(0.07)	2.37	2.30	—	(0.18)	—	(0.18)	26.61	1.12	1.12	(0.27)	22	9.44	249
07/01/13	06/30/14	20.55	(0.04)	3.98	3.94	—	—	—	—	24.49	1.12	1.12	(0.15)	17	19.17	251
Class R-3*
11/20/17	10/31/18	29.63	(0.33)	2.67	2.34	—	(4.95)	—	(4.95)	27.02	1.50	1.67	(1.20)	22	7.70	0
Class R-5*
11/20/17	10/31/18	29.63	(0.17)	2.66	2.49	—	(4.95)	—	(4.95)	27.17	0.95	1.32	(0.60)	22	8.26	0
Class R-6*
11/20/17	10/31/18	29.63	(0.13)	2.65	2.52	—	(4.95)	—	(4.95)	27.20	0.85	0.86	(0.47)	22	8.37	5
Class Y*
11/20/17	10/31/18	29.63	(0.24)	2.65	2.41	—	(4.95)	—	(4.95)	27.09	1.25	1.59	(0.87)	22	7.96	0

Carillon Reams Core Bond Fund
Class A*
11/20/17	10/31/18	11.42	0.20	(0.40)	(0.20)	(0.19)	—	—	(0.19)	11.03	0.80	1.16	1.88	278	(1.78)	1
Class C*
11/20/17	10/31/18	11.42	0.12	(0.40)	(0.28)	(0.12)	—	—	(0.12)	11.02	1.55	1.99	1.11	278	(2.43)	0
Class I*
11/01/17	10/31/18	11.40	0.24	(0.38)	(0.14)	(0.22)	—	—	(0.22)	11.04	0.40	0.87	2.12	278	(1.23)	105
07/01/17	10/31/17	11.37	0.07	0.03	0.10	(0.07)	—	—	(0.07)	11.40	0.40	0.69	1.65	126	0.85	141
07/01/16	06/30/17	11.90	0.15	(0.24)	(0.09)	(0.19)	(0.25)	—	(0.44)	11.37	0.40	0.66	1.30	390	(0.71)	166
07/01/15	06/30/16	11.42	0.18	0.49	0.67	(0.19)	—	—	(0.19)	11.90	0.40	0.62	1.62	453	6.00	204
07/01/14	06/30/15	11.50	0.14	(0.07)	0.07	(0.15)	—	—	(0.15)	11.42	0.40	0.61	1.21	158	0.61	210
07/01/13	06/30/14	11.41	0.15	0.15	0.30	(0.17)	(0.04)	—	(0.21)	11.50	0.40	0.62	1.32	636	2.65	219
Class R-3*
11/20/17	10/31/18	11.42	0.16	(0.38)	(0.22)	(0.16)	—	—	(0.16)	11.04	1.05	2.02	1.51	278	(1.96)	0
Class R-5*
11/20/17	10/31/18	11.42	0.22	(0.38)	(0.16)	(0.21)	—	—	(0.21)	11.05	0.50	1.52	2.06	278	(1.40)	0
Class R-6*
11/20/17	10/31/18	11.42	0.23	(0.38)	(0.15)	(0.22)	—	—	(0.22)	11.05	0.40	1.52	2.16	278	(1.32)	0
Class Y*
11/01/17	10/31/18	11.40	0.19	(0.37)	(0.18)	(0.18)	—	—	(0.18)	11.04	0.80	1.19	1.71	278	(1.60)	2
07/01/17	10/31/17	11.37	0.05	0.03	0.08	(0.05)	—	—	(0.05)	11.40	0.80	1.00	1.25	126	0.71	3
07/01/16	06/30/17	11.90	0.10	(0.24)	(0.14)	(0.14)	(0.25)	—	(0.39)	11.37	0.79	0.97	0.91	390	(1.09)	3
07/01/15	06/30/16	11.42	0.15	0.49	0.64	(0.16)	—	—	(0.16)	11.90	0.75	0.97	1.27	453	5.63	4
07/01/14	06/30/15	11.50	0.10	(0.07)	0.03	(0.11)	—	—	(0.11)	11.42	0.76	0.97	0.85	158	0.24	4
07/01/13	06/30/14	11.40	0.11	0.16	0.27	(0.13)	(0.04)	—	(0.17)	11.50	0.79	1.01	0.93	636	2.34	4

Carillon Reams Core Plus Bond Fund
Class A*
11/20/17	10/31/18	31.76	0.54	(1.36)	(0.82)	(0.50)	—	—	(0.50)	30.44	0.80	0.97	1.85	292	(2.60)	0
Class C*
11/20/17	10/31/18	31.76	0.32	(1.36)	(1.04)	(0.31)	—	—	(0.31)	30.41	1.55	1.85	1.09	292	(3.31)	0

The accompanying notes are an integral part of the financial statements.	51

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Reams Core Plus Bond Fund (cont’d)
Class I*
11/01/17	10/31/18	$31.74	$0.66	$(1.34)	$(0.68)	$(0.60)	$—	$—	$(0.60)	$30.46	0.40	0.60	2.11	292	(2.17)	$607
07/01/17	10/31/17	31.64	0.16	0.11	0.27	(0.16)	—	(0.01)	(0.17)	31.74	0.40	0.58	1.53	123	0.85	741
07/01/16	06/30/17	32.98	0.42	(0.51)	(0.09)	(0.52)	(0.73)	—	(1.25)	31.64	0.40	0.59	1.32	433	(0.18)	784
07/01/15	06/30/16	32.27	0.60	1.14	1.74	(0.56)	(0.47)	—	(1.03)	32.98	0.40	0.55	1.87	480	5.53	844
07/01/14	06/30/15	32.30	0.39	(0.01)	0.38	(0.38)	(0.03)	—	(0.41)	32.27	0.40	0.56	1.22	187	1.19	638
07/01/13	06/30/14	31.94	0.49	0.44	0.93	(0.44)	(0.13)	—	(0.57)	32.30	0.40	0.57	1.53	663	2.94	448
Class R-3*
11/20/17	10/31/18	31.76	0.45	(1.34)	(0.89)	(0.43)	—	—	(0.43)	30.44	1.05	1.77	1.51	292	(2.84)	0
Class R-5*
11/20/17	10/31/18	31.76	0.61	(1.34)	(0.73)	(0.57)	—	—	(0.57)	30.46	0.50	1.27	2.07	292	(2.31)	0
Class R-6*
11/20/17	10/31/18	31.76	0.64	(1.34)	(0.70)	(0.60)	—	—	(0.60)	30.46	0.40	1.27	2.17	292	(2.23)	0
Class Y*
11/01/17	10/31/18	31.73	0.53	(1.34)	(0.81)	(0.48)	—	—	(0.48)	30.44	0.80	0.96	1.70	292	(2.56)	17
07/01/17	10/31/17	31.63	0.12	0.10	0.22	(0.11)	—	(0.01)	(0.12)	31.73	0.80	0.93	1.13	123	0.71	28
07/01/16	06/30/17	32.97	0.30	(0.51)	(0.21)	(0.39)	(0.74)	—	(1.13)	31.63	0.78	0.91	0.94	433	(0.57)	30
07/01/15	06/30/16	32.27	0.48	1.14	1.62	(0.45)	(0.47)	—	(0.92)	32.97	0.74	0.89	1.53	480	5.16	82
07/01/14	06/30/15	32.29	0.26	(0.01)	0.25	(0.24)	(0.03)	—	(0.27)	32.27	0.80	0.96	0.82	187	0.79	57
07/01/13	06/30/14	31.94	0.38	0.43	0.81	(0.33)	(0.13)	—	(0.46)	32.29	0.78	0.95	1.15	663	2.54	102

Carillon Reams Unconstrained Bond Fund
Class A*
11/20/17	10/31/18	11.83	0.21	(0.41)	(0.20)	(0.18)	—	—	(0.18)	11.45	0.80	1.20	1.85	139	(1.71)	0
Class C*
11/20/17	10/31/18	11.83	0.11	(0.41)	(0.30)	(0.11)	—	—	(0.11)	11.42	1.55	2.42	0.99	139	(2.55)	0
Class I*
11/01/17	10/31/18	11.85	0.22	(0.43)	(0.21)	(0.21)	—	—	(0.21)	11.43	0.50	0.83	1.90	139	(1.79)	1,183
07/01/17	10/31/17	11.83	0.04	0.02	0.06	(0.04)	—	—	(0.04)	11.85	0.50	0.80	1.00	83	0.48	1,521
07/01/16	06/30/17	11.70	0.10	0.15	0.25	(0.12)	—	—	(0.12)	11.83	0.50	0.80	0.86	370	2.15	1,475
07/01/15	06/30/16	11.32	0.21	0.27	0.48	(0.10)	—	—	(0.10)	11.70	0.50	0.82	1.88	615	4.28	1,281
07/01/14	06/30/15	11.65	0.08	(0.29)	(0.21)	(0.12)	—	—	(0.12)	11.32	0.50	0.81	0.79	116	(1.77)	1,477
07/01/13	06/30/14	11.70	0.04	0.01	0.05	(0.03)	(0.07)	—	(0.10)	11.65	0.50	0.84	0.40	422	0.44	1,806
Class R-3*
11/20/17	10/31/18	11.83	0.15	(0.39)	(0.24)	(0.16)	—	—	(0.16)	11.43	1.05	2.25	1.40	139	(2.09)	0
Class R-5*
11/20/17	10/31/18	11.83	0.21	(0.40)	(0.19)	(0.21)	—	—	(0.21)	11.43	0.50	1.45	1.95	139	(1.62)	0
Class R-6*
11/20/17	10/31/18	11.83	0.25	(0.43)	(0.18)	(0.22)	—	—	(0.22)	11.43	0.40	0.76	2.32	139	(1.53)	29
Class Y*
11/01/17	10/31/18	11.90	0.18	(0.41)	(0.23)	(0.18)	—	—	(0.18)	11.49	0.80	1.14	1.58	139	(1.97)	37
07/01/17	10/31/17	11.88	0.03	0.02	0.05	(0.03)	—	—	(0.03)	11.90	0.80	1.07	0.69	83	0.38	71
07/01/16	06/30/17	11.75	0.07	0.14	0.21	(0.08)	—	—	(0.08)	11.88	0.80	1.09	0.56	370	1.78	99
07/01/15	06/30/16	11.30	0.13	0.32	0.45	—	—	—	—	11.75	0.79	1.11	1.59	615	3.98	92
07/01/14	06/30/15	11.64	0.03	(0.27)	(0.24)	(0.10)	—	—	(0.10)	11.30	0.80	1.11	0.49	116	(2.05)	260
07/01/13	06/30/14	11.71	0.01	— (d)	0.01	(0.01)	(0.07)	—	(0.08)	11.64	0.78	1.12	0.12	422	0.12	555

* Per share amounts have been calculated using the daily average share method.

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(d) Per share amount is less than $0.005.

52	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

10.31.2018

NOTE 1.  Organization and investment objective

The Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in the following series (each a “Fund” and collectively the “Funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower” or “Manager”):

•	The Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation,
•	The Carillon ClariVest International Stock Fund (“International Stock Fund”) seeks capital appreciation,
•	The Carillon Cougar Tactical Allocation Fund (“Tactical Allocation Fund”) seeks long-term capital appreciation,
•	The Carillon Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income,
•	The Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,
•	The Carillon Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation,
•	The Carillon Scout International Fund (“International Fund”) seeks long-term growth of capital and income,
•	The Carillon Scout Mid Cap Fund (“Mid Cap Fund”) seeks long-term growth of capital,
•	The Carillon Scout Small Cap Fund (“Small Cap Fund”) seeks long-term growth of capital,
•	The Carillon Reams Core Bond Fund (“Core Bond Fund”) seeks a high level of total return consistent with the preservation of capital,
•	The Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund”) seeks a high level of total return consistent with the preservation of capital, and
•	The Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund”) seeks to maximize total return consistent with the preservation of capital.

Class offerings  |  As of October 31, 2018, each Fund was authorized and offered Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y shares to qualified buyers.

•

For all Funds except the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1.00% of the lower of NAV or purchase price if redeemed within one year of purchase.
•	Class I, Class R-3, Class R-5, Class R-6 and Class Y shares are each sold without a front-end sales charge or a CDSC.

NOTE 2.  Significant accounting policies

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. GAAP.

Use of estimates  |  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. Each Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. ET). A Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific or vendor specific events occurred after the security halted trading; or
•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Trust’s Board of Trustees (“Board”). The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

53

Notes to Financial Statements

10.31.2018

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee (“Valuation Committee”), comprised of certain officers of the Trust and other employees of Carillon Tower. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon Tower checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon Tower compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon Tower documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for a Fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board, and may occur as a result of lookback testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign exchange-traded equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time trading ends in a foreign market on a particular security and a Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, the security will be priced at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less), commercial paper and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. In accordance with SEC guidance, before using certain evaluated prices from a Pricing Service to determine the fair value of a Fund’s securities, Carillon Tower or the Valuation Committee shall, as appropriate, consider the inputs, methods, models, and assumptions used by the Pricing Service to determine the evaluated prices, and how those inputs, methods, models and assumptions are affected, if at all, as market conditions change. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and Options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2018, only the Core Plus Bond Fund and Unconstrained Bond Fund held futures. None of the Funds held options during the fiscal year ended October 31, 2018.

•

Credit default swaps  |  Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2018, only the Core Plus Bond Fund and Unconstrained Bond Fund held credit default swaps.

•

Investment companies and exchange-traded funds (ETFs)  |  Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation

54

Notes to Financial Statements

10.31.2018

Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2018:

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Capital Appreciation Fund
Common stocks (a)	$451,440,748	$—	$—
Total investment portfolio	$451,440,748	$—	$—
International Stock Fund
Common stocks (a):
Australia	$—	$549,563	$—
Belgium	—	29,215	—
Denmark	—	214,362	—
Finland	—	212,365	—
France	—	1,356,537	—
Germany	—	1,244,308	—
Hong Kong	—	62,943	—
Israel	197,802	277,445	—
Italy	—	482,681	—
Japan	—	5,075,815	—
Netherlands	104,761	540,901	—
Norway	—	141,116	—
Singapore	—	36,025	—
Spain	—	370,017	—
Sweden	—	563,397	—
Switzerland	—	2,497,808	—
United Kingdom	—	2,846,963	—
Preferred stocks:
Germany	—	189,170	—
Total investment portfolio	$302,563	$16,690,631	$—
Tactical Allocation Fund
Exchange traded funds	$22,934,727	$—	$—
Total investment portfolio	$22,934,727	$—	$—
Growth & Income Fund
Common stocks (a)	$574,834,299	$—	$—
Total investment portfolio	$574,834,299	$—	$—
Mid Cap Growth Fund
Common stocks (a)	$4,145,006,787	$—	$—
Total investment portfolio	$4,145,006,787	$—	$—

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Small Cap Growth Fund
Common stocks (a)	$4,665,343,835	$—	$—
Total investment portfolio	$4,665,343,835	$—	$—
International Fund
Common stocks (a):
Australia	$10,795,776	$52,371,150	$—
Canada	11,396,900	—	—
Denmark	12,673,719	7,624,247	—
France	—	71,057,429	—
Germany	27,188,493	58,873,278	—
Hong Kong	—	10,730,502	—
Ireland	13,142,844	10,625,286	—
Japan	—	107,022,728	—
Mexico	26,432,042	—	—
Norway	—	13,158,718	—
Singapore	—	13,410,506	—
South Africa	—	8,274,183	—
Spain	—	14,022,224	—
Sweden	—	23,181,736	—
Switzerland	27,177,181	60,393,721	—
Taiwan	—	19,509,835	—
Turkey	—	6,910,652	—
United Kingdom	40,239,059	62,697,893	—
United States	44,458,299	—	—
Preferred stocks:
Colombia	12,817,811	—	—
Germany	11,982,464	19,338,546	—
Total investment portfolio	$238,304,588	$559,202,634	$—
Mid Cap Fund
Common stocks (a)	$2,392,488,990	$—	$—
Total investment portfolio	$2,392,488,990	$—	$—
Small Cap Fund
Common stocks (a)	$317,389,959	$—	$—
Total investment portfolio	$317,389,959	$—	$—

55

Notes to Financial Statements

10.31.2018

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Core Bond Fund
Corporate bonds (a)	$—	$24,671,586	$—
Mortgage and asset-backed securities	—	26,958,136	—
U.S. Treasuries	—	61,102,177	—
Short-term investments	—	1,167,487	—
Total investment portfolio	$—	$113,899,386	$—
Core Plus Bond Fund
Corporate bonds (a)	$—	$132,218,211	$—
Mortgage and asset-backed securities	—	142,365,288	—
U.S. Treasuries	—	383,981,957	—
Short-term investments	—	6,891,624	—
Total investment portfolio	$—	$665,457,080	$—
Futures contracts - long (b)	$(1,539,603)	$—	$—
Futures contracts - short (b)	$(430,818)	$—	$—
Credit default swaps	$—	$877,840	$—

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Unconstrained Bond Fund
Corporate bonds (a)	$—	$227,228,269	$—
Mortgage and asset-backed securities	—	108,346,794	—
U.S. Treasuries	—	881,691,613	—
Short-term investments	—	33,497,527	—
Total investment portfolio	$—	$1,250,764,203	$—
Futures contracts - long (b)	$(2,762,419)	$—	$—
Futures contracts - short (b)	$(2,433,225)	$—	$—
Credit default swaps	$—	$1,757,792	$—
(a) Please see the investment portfolio for detail by industry. (b) Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of October 31, 2018.

The following is a reconciliation of Level 3 securities held by the Small Cap Growth Fund as of October 31, 2018 for which significant unobservable inputs were used to determine fair value:

Small Cap Growth Fund	Common Stocks[1]	Contingent Value Rights[2]
Balance as of October 31, 2017	$14,746,830	$242,594
Purchases	—	—
Change in unrealized appreciation (depreciation)	—	970,378
Sales	(14,746,830)	(1,212,972)
Balance as of October 31, 2018	$—	$—

The Funds’ policy for disclosing the valuation techniques and significant unobservable inputs for Level 3 assets and liabilities is to provide such disclosures when aggregate exposure to Level 3 investments exceeds 1.00% of net asset value. At October 31, 2018, the Funds did not hold any Level 3 investments.

1Common stocks  |  On August 29, 2017, Thermo Fisher Scientific, Inc. acquired 95.3% of the outstanding Patheon N.V. ordinary shares, and Patheon N.V. was no longer exchange traded and was delisted. The Fund’s position in Patheon N.V. was sold during the fiscal year ended October 31, 2018 and is no longer held by the Fund. The Fund recognized realized gains of $2,604,859 from the sale of Patheon N.V.

2Contingent value rights  |  The contingent value rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash consideration from Shire PLC as well as the CVR. On September 10, 2018, the Fund received $1,212,972 from Shire PLC in exchange for the CVR. The Fund recognized realized gains of $1,070,190 in connection with the disposition of the CVR.

Derivatives  |  The following disclosure provides certain information about the Funds’ derivative and hedging activities.

•

Forward currency contracts  |  Each of the Funds’ policies, except Small Cap Growth, Core Bond, International, Mid Cap, and Small Cap, permit the Funds to enter into forward currency contracts (“forward contracts”) for hedging (such as to hedge the impact of adverse changes in the relationships between the US dollar and various foreign currencies), including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging, or for any other lawful purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and

56

Notes to Financial Statements

10.31.2018

the value at the time it was closed. The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. During the fiscal year ended October 31, 2018, none of the Funds held forward contracts.

•

Credit default swap contracts  |  The International Stock, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity, manage the duration of the Funds’ portfolios and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a relatively efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional value”), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional value of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional value of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. Details of swap contracts, if any, at period end are included in the Investment Portfolios under the caption “Swap Contracts.” Refer to Note 6 for additional information.

•

Futures contracts  |  Each of the Funds’ policies, except Small Cap Growth, International, Mid Cap, and Small Cap, permit the Funds to enter into futures contracts (“Futures”), including interest rate, bond, U.S. Treasury and fixed income index Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it. When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Manager and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss. The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Details of futures contracts, if any, at period end are included in the Investment Portfolios under the caption “Futures Contracts.” Refer to Note 6 for additional information.

During the fiscal year ended October 31, 2018, the average of month-end derivative positions (notional value in U.S. dollars) were as follows:

	Credit Default Swap Contracts	Futures Contracts - Long	Futures Contracts - Short
Core Plus Bond Fund	$8,054,615	$71,473,209	$(129,503,127)
Unconstrained Bond Fund	17,836,154	148,856,050	(408,015,098)

57

Notes to Financial Statements

10.31.2018

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

To-Be-Announced Securities  |  The Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2018, none of the Funds held any repurchase agreements.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds record such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it and certain other expenses which are allocated proportionately among the Carillon Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class of shares. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets

Segregation and Collateralization  |  In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., forward currency contracts, securities with extended settlement periods, futures and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker- dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Distributions  |  Each Fund, except the Growth & Income Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, distributes net investment income annually. Distributions of net investment income are made quarterly in the Growth & Income Fund and monthly in the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable Fund, will be distributed to shareholders annually in the following fiscal year. If a fund is involved in a reorganization wherein it acquires the net assets of another fund, or has its net assets acquired by another fund, a separate and additional distribution of net investment income and / or net realized gains may be made prior to such reorganization. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

58

Notes to Financial Statements

10.31.2018

Distributions made to shareholders from earnings were as follows:

Distributions from earnings		Class A	Class C	Class I		Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	11/1/17 to 10/31/18	$10,158,703	$5,182,715	$7,279,691		$80,730	$195,042	$2,575,449	$619
	11/1/16 to 10/31/17	8,784,424	4,827,925	5,837,778		43,242	466,137	1,841,311	N/A
International Stock Fund	11/1/17 to 10/31/18	54,124	28,696	115,789		7,995	45	177	145
	11/1/16 to 10/31/17	46,900	50,527	137,212		13,703	604	220	N/A
Tactical Allocation Fund	11/1/17 to 10/31/18	38,585	36,455	369,140		262	978	333	289
	11/1/16 to 10/31/17	7,638	1,498	47,453		12	336	72	N/A
Growth & Income Fund	11/1/17 to 10/31/18	6,621,319	5,933,158	11,688,591		90,673	20,226	1,918,067	561
	11/1/16 to 10/31/17	10,226,402	11,271,182	13,799,315		169,936	24,913	2,565,437	N/A
Mid Cap Growth Fund	11/1/17 to 10/31/18	26,571,373	8,923,843	44,360,044		1,786,131	24,087,214	52,994,970	739
	11/1/16 to 10/31/17	—	—	7,063		—	13,093	77,414	N/A
Small Cap Growth Fund	11/1/17 to 10/31/18	48,179,886	16,819,785	124,152,495		7,662,535	35,062,954	149,519,961	733
	11/1/16 to 10/31/17	25,774,205	6,681,303	39,849,621		3,012,673	13,984,353	36,117,862	N/A
International Fund	11/1/17 to 10/31/18	1,591	1,583	177,675,550		1,588	1,594	1,594	1,591
	7/1/17 to 10/31/17	N/A	N/A	—		N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	199,956,322		N/A	N/A	N/A	N/A
Mid Cap Fund	11/1/17 to 10/31/18	3,347	1,837	138,752,902		770	775	775	1,848
	7/1/17 to 10/31/17	N/A	N/A	—		N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	28,725,492		N/A	N/A	N/A	N/A
Small Cap Fund	11/1/17 to 10/31/18	11,163	10,951	46,518,857		1,741	1,741	216,374	2,580
	7/1/17 to 10/31/17	N/A	N/A	—		N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	9,176,002		N/A	N/A	N/A	N/A
Core Bond Fund	11/1/17 to 10/31/18	5,814	2,454	2,264,998		139	187	195	33,740
	7/1/17 to 10/31/17	N/A	N/A	889,536		N/A	N/A	N/A	11,400
	7/1/16 to 6/30/17	N/A	N/A	7,302,546		N/A	N/A	N/A	100,296
Core Plus Bond Fund	11/1/17 to 10/31/18	2,399	1,317	13,013,527		135	182	190	354,295
	7/1/17 to 10/31/17	N/A	N/A	4,068,161	*	N/A	N/A	N/A	115,206	*
	7/1/16 to 6/30/17	N/A	N/A	32,694,641		N/A	N/A	N/A	2,288,508
Unconstrained Bond Fund	11/1/17 to 10/31/18	1,119	253	25,119,317		132	179	290,370	820,029
	7/1/17 to 10/31/17	N/A	N/A	4,691,505		N/A	N/A	N/A	175,502
	7/1/16 to 6/30/17	N/A	N/A	14,623,343		N/A	N/A	N/A	831,541
* Includes return of capital in the amount of $197,332

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  During the fiscal year ended October 31, 2018, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Purchases	$243,433,809	$10,322,499	$20,921,322	$60,256,837	$3,052,730,261	$1,842,605,240
Sales	201,744,856	9,469,810	15,007,328	113,830,051	1,497,208,551	2,429,154,460

59

Notes to Financial Statements

10.31.2018

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Purchases	$132,359,164	$3,034,858,126	$65,328,142	$179,530,559	$1,044,496,178	$537,632,469
Purchases - U.S. Treasury securities	—	—	—	175,268,536	1,139,854,794	1,546,682,190
Sales	364,125,035	2,261,282,450	77,934,337	214,073,867	1,163,334,150	721,324,930
Sales - U.S. Treasury securities	—	—	—	177,573,950	1,162,627,338	1,264,769,009

Rule 17a-7 Affiliated Transactions  |  Each Fund is permitted to purchase securities from and sell securities to certain affiliated entities under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the fiscal year ended October 31, 2018, the Small Cap Fund engaged in securities purchases of $2,850,667. These purchases are included in the total purchases amount shown for the Small Cap Fund in the preceding table.

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
International Stock Fund	All assets	0.70%
Tactical Allocation Fund	All assets	0.57%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%

Investment advisory fee rate schedule (cont’d)	Breakpoint	Investment advisory fee
Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Fund*	First $500 million $500 million to $1 billion Over $1 billion	0.60 0.55 0.50	% % %
International Fund, Mid Cap Fund	First $1 billion Over $1 billion	0.80 0.70	% %
Core Bond Fund, Core Plus Bond Fund	All assets	0.40%
Unconstrained Bond Fund	First $3 billion Over $3 billion	0.60 0.55	% %

* Prior to the Board approved change effective March 1, 2018, the investment advisory fee for the Small Cap Fund was 0.75% on the first $1 billion assets and 0.65% on assets over $1 billion.

Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties (the “subadviser” or “subadvisers”) to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds. Under these agreements, Carillon Tower pays the subadvisers, each an affiliate of Carillon Tower, annualized rates identical* to those disclosed in the investment advisory fee rate schedule. The subadvisers for the Funds are as follows:

•	ClariVest Asset Management LLC (“ClariVest”) serves as subadviser for the Capital Appreciation Fund and the International Stock Fund,
•	Cougar Global Investments Limited serves as subadviser for the Tactical Allocation Fund,
•	Eagle Asset Management, Inc. serves as subadviser for the Growth & Income Fund, Mid Cap Growth Fund, and Small Cap Growth Fund, and
•	Scout Investments, Inc. serves as subadviser for the International Fund, Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund.

* Prior to the Board approved change effective March 1, 2018, Carillon Tower paid ClariVest an annualized rate 0.60% on all assets of the Capital Appreciation Fund.

Administrative fees  |  For administrative services provided by the Manager, each Fund has agreed to pay an administrative rate of 0.10% of the average daily net assets of all share classes. Prior to the Board approved change effective November 20, 2017, the Capital Appreciation Fund, International Stock Fund, Tactical Allocation Fund, Growth & Income Fund, Mid Cap Growth Fund, and Small Cap Growth Fund paid an administrative rate of 0.15% of the average daily net assets of Class A, Class C, and Class R-3 shares and 0.10% of the average daily net assets of Class I, Class R-5, and Class R-6 shares.

Distribution and service fees  |  Pursuant to the Class A, Class C, Class R-3 and Class Y Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Carillon Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Carillon Series Trust is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and service fees of 1.00% for Class C shares, 0.50% for Class R-3 shares, and 0.25% for Class Y shares. The Funds do not incur any distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.

60

Notes to Financial Statements

10.31.2018

Sales charges  |  During the fiscal year ended October 31, 2018, total front-end sales charges and contingent deferred sales charges (“CDSC”) paid to the Distributor were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Front-end sales charges - Class A	$93,941	$17,514	$11,173	$111,372	$704,255	$170,425
CDSC - Class A	—	—	—	—	—	—
CDSC - Class C	82	145	150	2,715	3,384	1,251

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Front-end sales charges - Class A	$377	$157,710	$24,309	$1,420	$25	$1
CDSC - Class A	—	—	—	—	—	—
CDSC - Class C	—	280	38	4	5	—

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  During the fiscal year ended October 31, 2018, total agency brokerage commissions paid and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Total agency brokerage commissions	$80,421	$9,895	$3,092	$75,784	$1,438,656	$1,880,339
Paid to RJA	—	—	—	—	131,388	59,931
	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Total agency brokerage commissions	$618,689	$2,450,043	$77,571	$—	$10,458	$27,384
Paid to RJA	—	—	—	—	—	—

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees  |  Carillon Fund Services, Inc. (“CFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. CFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. During the fiscal year ended October 31, 2018, the amount of shareholder servicing fees charged to the Funds were as follows:

Shareholder servicing fees	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$2,518	$464	$2,568	$19	$69	$—	$—
International Stock Fund	81	50	124	12	—	—	—
Tactical Allocation Fund	21	26	184	—	—	—	—
Growth & Income Fund	2,124	1,943	3,497	28	6	—	—
Mid Cap Growth Fund	8,237	1,995	13,816	482	7,450	—	1
Small Cap Growth Fund	8,546	1,893	22,132	1,307	6,481	—	1
International Fund	2	1	12,483	—	—	—	—
Mid Cap Fund	33	46	28,441	8	3	—	8
Small Cap Fund	69	76	3,660	2	—	—	—
Core Bond Fund	5	3	1,444	—	—	—	26
Core Plus Bond Fund	2	2	8,438	—	—	—	280
Unconstrained Bond Fund	1	—	17,249	—	—	—	660

61

Notes to Financial Statements

10.31.2018

Expense limitations  |  Carillon Tower has contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds to the extent that the annual operating expense ratio for each class of shares exceeds the following annualized ratios as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund*	1.00%	1.75%	0.70%	1.25%	0.70%	0.60%	1.00%
International Stock Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Tactical Allocation Fund	1.17%	1.92%	0.87%	1.42%	0.87%	0.77%	1.17%
Growth & Income Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Small Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
International Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Mid Cap Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Small Cap Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Core Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Core Plus Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Unconstrained Bond Fund	0.80%	1.55%	0.50%	1.05%	0.50%	0.40%	0.80%

* Prior to the Board approved changes effective January 1, 2018, the expense limitation rate schedule for the Capital Appreciation Fund was as follows:

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed 11/1/17 to 10/31/18	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$314,098	$63,195	$14,943	$174,217	$1,515	$3,459	$41,017	$75
International Stock Fund	256,931	7,421	6,236	14,261	1,657	84	153	81
Tactical Allocation Fund	227,556	1,613	2,336	26,647	84	135	96	82
Growth & Income Fund	—	—	—	—	—	—	—	26
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	—
International Fund	—	—	13	—	44	49	—	69
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	41,117	172	104	123	98
Core Bond Fund	294,804	304	337	250,866	66	72	81	3,063
Core Plus Bond Fund	392,455	168	321	989,643	64	69	78	24,090
Unconstrained Bond Fund	3,602,818	95	141	1,170,586	92	69	14,497	54,356

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Carillon Tower prior to their expiration date. Any previously waived and/or reimbursed fees and expenses are recoverable by Carillon Tower only from the same class of shares and within two years from the Fund’s fiscal year-end during which the fees and expenses were originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Carillon Tower within the following two fiscal years when fees and expenses in the current fiscal year fall below the lesser of the current expense cap or the expense cap in effect at the time of the waiver and/or reimbursement. The following tables show the amounts that Carillon Tower may be allowed to recover by class of shares and the dates that these amounts will expire:

Recoverable expenses - 10/31/2020	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$314,098	$63,195	$14,943	$174,217	$1,515	$3,459	$41,017	$75
International Stock Fund	256,931	7,421	6,236	14,261	1,657	84	153	81
Tactical Allocation Fund	227,556	1,613	2,336	26,647	84	135	96	82
Growth & Income Fund	—	—	—	—	—	—	—	26
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	—

62

Notes to Financial Statements

10.31.2018

Recoverable expenses - 10/31/2020 (cont’d)	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
International Fund*	$—	$—	$13	$—	$44	$49	$—	$69
Mid Cap Fund*	—	—	—	—	—	—	—	—
Small Cap Fund*	—	—	—	41,117	172	104	123	98
Core Bond Fund*	289,738	304	337	245,255	66	72	81	3,063
Core Plus Bond Fund*	362,422	168	321	966,207	64	69	78	24,090
Unconstrained Bond Fund*	3,540,247	95	141	1,170,586	92	69	14,497	54,356

Recoverable expenses - 10/31/2019	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$—	$—	$—	$—	$424	$—	$—	N/A
International Stock Fund	318,472	5,471	8,001	7,594	1,682	49	74	N/A
Tactical Allocation Fund	278,988	2,731	2,441	19,305	11	64	16	N/A
Growth & Income Fund	—	—	—	—	—	—	—	N/A
Mid Cap Growth Fund	—	—	—	—	—	—	—	N/A
Small Cap Growth Fund	—	—	—	—	—	—	—	N/A
International Fund*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mid Cap Fund*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap Fund*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond Fund*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Plus Bond Fund*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Unconstrained Bond Fund*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
* Fees waived and/or reimbursed in the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund prior to the reorganization on November 20, 2017 are not eligible to be recovered by Carillon Tower. There were no fees waived and/or reimbursed in the International Fund, Mid Cap Fund or Small Cap Fund prior to the reorganization on November 20, 2017.
Trustees and officers compensation  |  Each Trustee of the Carillon Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds. Certain officers of the Carillon Family of Funds may also be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Carillon Family of Funds.

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2015 to October 31, 2018 for all Funds except for the International Fund, Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund which have open tax years ended June 30, 2015 to June 30, 2017, October 31, 2017 and October 31, 2018) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal periods indicated were as follows:

		Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
	11/1/17 to 10/31/18	$236,305	$206,971	$410,930	$11,609,719	$—	$—
Ordinary Income	11/1/16 to 10/31/17	587,760	249,166	57,009	9,370,031	—	2,166,663
	11/1/17 to 10/31/18	25,236,644	—	35,112	14,662,876	158,724,314	381,398,349
Long-term capital gain	11/1/16 to 10/31/17	21,213,057	—	—	28,687,154	97,570	123,253,354

63

Notes to Financial Statements

10.31.2018

		International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
	11/1/17 to 10/31/18	$13,650,008	$39,970,028	$1,482,156	$2,307,527	$13,372,045	$26,231,399
Ordinary Income	7/1/17 to 10/31/17	—	—	—	900,936	3,986,035	4,867,007
	7/1/16 to 6/30/17	21,855,165	6,620,827	139,596	7,402,842	34,895,248	15,454,884
	11/1/17 to 10/31/18	164,035,083	98,792,226	45,281,251	—	—	—
Long-term capital gain	7/1/17 to 10/31/17	—	—	—	—	—	—
	7/1/16 to 6/30/17	178,101,157	22,104,665	9,036,406	—	87,901	—
Return of capital	7/1/17 to 10/31/17	—	—	—	—	197,332	—

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses not utilized, foreign currency transactions, return of capital distributions from REITs, return of capital distributions from non-REITs, paydowns on debt securities, sales adjustments due to passive foreign investment companies, and merger adjustments. The reclassifications were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Paid-in capital	$—	$3	$1	$—	$(189,502)	$—
Total distributable earnings (loss)	—	(3)	(1)	—	189,502	—

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Paid-in capital	$(1)	$12,574	171,238	$—	$1	$—
Total distributable earnings (loss)	1	(12,574)	(171,238)	—	(1)	—

At October 31, 2018, capital loss carryforwards and late year loss deferrals are as follows:

	Capital loss carryforwards utilized 11/1/17 to 10/31/18	Capital loss carryforwards available indefinitely at 10/31/18	Late year loss deferrals available at 10/31/18
Capital Appreciation Fund	$—	$—	$—
International Stock Fund	661,917	28,906	—
Tactical Allocation Fund	—	—	—
Growth & Income Fund	—	—	—
Mid Cap Growth Fund	—	—	—
Small Cap Growth Fund	—	—	17,054,458
International Fund	—	—	—
Mid Cap Fund	—	—	—
Small Cap Fund	—	—	—
Core Bond Fund	—	3,274,181	—
Core Plus Bond Fund	—	23,494,715	—
Unconstrained Bond Fund	—	55,129,644	—

Capital loss carryforwards may be used to offset future realized gains and late year loss deferrals may be used to offset future ordinary income.

64

Notes to Financial Statements

10.31.2018

As of October 31, 2018, the components of distributable earnings (losses) on a tax basis were as follows:

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Cost of investments	$304,394,611	$16,927,741	$22,493,976	$377,515,161	$3,621,460,988	$3,634,344,758
Gross unrealized appreciation	157,989,717	1,591,043	733,771	201,022,834	776,378,592	1,345,019,872
Gross unrealized depreciation	(10,943,580)	(1,525,590)	(293,020)	(3,703,696)	(252,832,793)	(314,020,795)
Net unrealized appreciation/(depreciation)	147,046,137	65,453	440,751	197,319,138	523,545,799	1,030,999,077
Undistributed ordinary income	1,198,625	226,693	160,299	974,236	10,819,279	—
Undistributed long-term gain	36,924,363	—	730,315	42,583,590	104,227,236	818,753,850
Total distributable earnings	38,122,988	226,693	890,614	43,557,826	115,046,515	818,753,850
Other accumulated losses	—	(30,679)	—	(3,887)	—	(17,054,458)
Total accumulated gains (losses)	$185,169,125	$261,467	$1,331,365	$240,873,077	$638,592,314	$1,832,698,469

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Cost of investments	$608,062,310	$2,274,862,488	$215,273,659	$116,497,607	$681,038,800	$1,277,175,362
Gross unrealized appreciation	258,660,948	276,815,386	122,939,229	87,050	1,216,963	1,561,117
Gross unrealized depreciation	(69,216,036)	(159,188,884)	(20,822,929)	(2,685,271)	(17,891,264)	(31,410,128)
Net unrealized appreciation/(depreciation)	189,444,912	117,626,502	102,116,300	(2,598,221)	(16,674,301)	(29,849,011)
Undistributed ordinary income	22,614,737	7,090,325	356,978	224,038	1,117,464	2,268,829
Undistributed long-term gain	46,187,760	162,274,995	215,038	—	—	—
Total distributable earnings	68,802,497	169,365,320	572,016	224,038	1,117,464	2,268,829
Other accumulated losses	(118,454)	—	(10,271)	(3,274,181)	(23,494,717)	(55,129,638)
Total accumulated gains (losses)	$258,128,955	$286,991,822	$102,678,045	$(5,648,364)	$(39,051,554)	$(82,709,820)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses from wash sales and differences in the accounting treatment for non-REIT returns of capital and investments in passive foreign investment companies.

NOTE 6  |  Other Derivative Information  |  At October 31, 2018, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

			Asset	Liability
	Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value Amount	Fair Value Amount
Core Plus Bond Fund	Credit contracts	Premiums paid - open swap contracts	$809,698	N/A
		Net unrealized appreciation - open swap contracts	68,142	N/A
	Interest rate contracts*	Net unrealized depreciation - open futures contracts	N/A	$1,970,421

	Total		$877,840	$1,970,421

Unconstrained Bond Fund	Credit contracts	Premiums paid - open swap contracts	$1,620,224	N/A
		Net unrealized appreciation - open swap contracts	137,568	N/A
	Interest rate contracts*	Net unrealized depreciation - open futures contracts	N/A	$5,195,644

	Total		$1,757,792	$5,195,644

* Some of these futures contracts are denomiated in Euro, which also gives the Fund exposure to foreign currency risk.

Financial Accounting Standards Board Accounting Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of October 31, 2018, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

65

Notes to Financial Statements

10.31.2018

For the fiscal year ended October 31, 2018, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

	Risk Exposure Category	Derivative Instrument	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Core Plus Bond Fund	Credit contracts	Swap contracts	$410,894	$(39,557)
	Interest rate contracts*	Future contracts	(3,467,444)	(1,783,742)

	Total		$(3,056,550)	$(1,823,299)

Unconstrained Bond Fund	Credit contracts	Swap contracts	$1,321,504	$(306,803)
	Interest rate contracts*	Future contracts	(7,905,063)	(3,378,268)

	Total		$(6,583,559)	$(3,685,071)

* Some of these futures contracts were denominated in Euro, which also gave the Fund exposure to foreign currency risk.

Refer to Note 2 for additional information regarding investments in derivatives.

NOTE 7  |  Line of Credit  |  As of October 31, 2018, the Trust has a secured line of credit of up to $350,000,000 with U.S. Bank N.A, secured by a first priority lien on the Trust’s assets. Each Fund may borrow up to 33.33% of the net market value of such Fund’s assets, with the maximum aggregate limit of $350,000,000 for all Funds. Borrowings under this arrangement bear interest at U.S. Bank N.A.‘s prime rate minus 1.00%, which as of October 31, 2018 was 4.25% (prime rate of 5.25% minus 1.00%). The following table shows the details of the Funds’ borrowing activity for the fiscal year ended October 31, 2018. Funds that are not listed did not utilize the line of credit during the period.

	Maximum Outstanding Balance	Average Daily Balance	Total Interest Incurred	Average Interest Rate
Capital Appreciation Fund	$1,848,000	$42,219	$1,598	3.75%
International Stock Fund	104,000	1,633	70	4.25
Tactical Allocation Fund	338,000	4,408	163	3.65
Small Cap Growth Fund	28,015,000	601,403	21,341	3.50
Unconstrained Bond Fund	394,000	1,488	54	3.57

As of October 31, 2018, none of the Funds had any amounts outstanding under the line of credit.

NOTE 8  |  Fund Reorganizations  |  After the close of business on July 13, 2018, the Mid Cap Growth Fund acquired the net assets of the Carillon Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) and the Small Cap Fund acquired the net assets of the Carillon Eagle Smaller Company Fund (“Smaller Company Fund”) pursuant to Plans of Reorganization and Termination as approved by the Board of Trustees on November 17, 2017. The purpose was to consolidate funds of the Trust that are similar investment products and potentially increase the Trust’s operational efficiency. The reorganizations were accomplished with tax-free exchanges resulting in the following issuances of shares by the Mid Cap Growth Fund and Small Cap Fund in exchange for the outstanding shares of the Mid Cap Stock Fund and Smaller Company Fund, respectively:

	Mid Cap Growth Fund			Small Cap Fund
	Proceeds from shares issued	Shares issued	Exchange ratio	Proceeds from shares issued	Shares issued	Exchange ratio
Class A	$159,878,746	2,585,006	0.37058436	$14,499,671	499,295	0.37308862
Class C	25,654,033	521,362	0.29652840	17,139,889	593,328	0.29641154
Class I	57,584,318	881,790	0.37952233	7,979,259	274,224	0.41951090
Class R-3	508,614	8,485	0.36027165	307,237	10,600	0.35043085
Class R-5	145,691	2,237	0.38352976	58,434	2,008	0.41145025
Class R-6	77,229	1,175	0.38275682	405,422	13,921	0.41604668
Class Y	13,558	208	0.37967811	11,550	398	0.41923122

Total	$243,862,189	4,000,263	N/A	$40,401,462	1,393,774	N/A

The Mid Cap Stock Fund’s net assets at the reorganization date of $243,862,189, including $40,052,505 of unrealized appreciation, were combined with those of the Mid Cap Growth Fund. Assuming the acquisition had been completed on November 1, 2017, the beginning of the annual reporting period of the Mid Cap Growth Fund, pro forma results of operations for the fiscal year ended October 31, 2018 would include net investment loss of $(9,203,530), and net gain on investments of $50,933,922 resulting in an increase in net assets from operations of $41,730,392. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization date, it is not practicable to separate the amounts of revenue and earnings of the Mid Cap Stock Fund that have been included in the Mid Cap Growth Fund‘s statement of operations since the reorganization date. Prior to the reorganization, the net assets of the Mid Cap Growth Fund totaled $4,001,129,839. Immediately after the reorganization, the net assets of the Mid Cap Growth Fund totaled $4,244,992,028.

The Smaller Company Fund’s net assets at the reorganization date of $40,401,462, including $4,787,943 of unrealized appreciation, were combined with those of the Small Cap Fund.

66

Notes to Financial Statements

10.31.2018

Assuming the acquisition had been completed on November 1, 2017, the beginning of the annual reporting period of the Small Cap Fund, pro forma results of operations for the fiscal year ended October 31, 2018 would include net investment loss of $(1,675,966), and net gain on investments of $28,395,697, resulting in an increase in net assets from operations of $26,719,731. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization date, it is not practicable to separate the amounts of revenue and earnings of the Smaller Company Fund that have been included in the Small Cap Fund‘s statement of operations since the reorganization date. Prior to the reorganization, the net assets of the Small Cap Fund totaled $297,780,253. Immediately after the reorganization, the net assets of the Small Cap Fund totaled $338,181,715.

Note 9  |  SEC Disclosure Update and Simplification Release  |  The SEC Disclosure Update and Simplification Release has prescribed that distributions presented in the Statements of Changes in Net Assets will no longer be presented separately as from net investment income and net realized gains and will instead be shown only in total (except for distributions deemed to be a return of capital). For reference, prior year distributions which are no longer presented separately on the Statements of Changes in Net Assets as from net investment income and net realized gains were categorized as follows:

Distributions from net investment income		Class A	Class C	Class I		Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	11/1/16 to 10/31/17	$103,196	$—	$309,650		$—	$27,256	$147,658	N/A
International Stock Fund	11/1/16 to 10/31/17	46,900	50,527	137,212		13,703	604	220	N/A
Tactical Allocation Fund	11/1/16 to 10/31/17	5,272	—	39,118		—	277	60	N/A
Growth & Income Fund	11/1/16 to 10/31/17	2,603,605	1,818,162	4,499,599		36,917	7,686	793,603	N/A
Mid Cap Growth Fund	11/1/16 to 10/31/17	—	—	7,063		—	13,093	77,414	N/A
Small Cap Growth Fund	11/1/16 to 10/31/17	—	—	—		—	—	—	N/A
International Fund	7/1/17 to 10/31/17	N/A	N/A	—		N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	21,855,165		N/A	N/A	N/A	N/A
Mid Cap Fund	7/1/17 to 10/31/17	N/A	N/A	—		N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	5,659,420		N/A	N/A	N/A	N/A
Small Cap Fund	7/1/17 to 10/31/17	N/A	N/A	—		N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	—		N/A	N/A	N/A	N/A
Core Bond Fund	7/1/17 to 10/31/17	N/A	N/A	889,536		N/A	N/A	N/A	$11,400
	7/1/16 to 6/30/17	N/A	N/A	3,156,156		N/A	N/A	N/A	37,676
Core Plus Bond Fund	7/1/17 to 10/31/17	N/A	N/A	4,068,161	*	N/A	N/A	N/A	115,206	*
	7/1/16 to 6/30/17	N/A	N/A	13,398,540		N/A	N/A	N/A	780,476
Unconstrained Bond Fund	7/1/17 to 10/31/17	N/A	N/A	4,691,505		N/A	N/A	N/A	175,502
	7/1/16 to 6/30/17	N/A	N/A	14,623,343		N/A	N/A	N/A	831,541
* Includes return of capital in the amount of $197,332

Distributions from net realized gains		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	11/1/16 to 10/31/17	$8,681,228	$4,827,925	$5,528,128	$43,242	$438,881	$1,693,653	N/A
International Stock Fund	11/1/16 to 10/31/17	—	—	—	—	—	—	N/A
Tactical Allocation Fund	11/1/16 to 10/31/17	2,366	1,498	8,335	12	59	12	N/A
Growth & Income Fund	11/1/16 to 10/31/17	7,622,797	9,453,020	9,299,716	133,019	17,227	1,771,834	N/A
Mid Cap Growth Fund	11/1/16 to 10/31/17	—	—	—	—	—	—	N/A
Small Cap Growth Fund	11/1/16 to 10/31/17	25,774,205	6,681,303	39,849,621	3,012,673	13,984,353	36,117,862	N/A
International Fund	7/1/17 to 10/31/17	N/A	N/A	—	N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	178,101,157	N/A	N/A	N/A	N/A
Mid Cap Fund	7/1/17 to 10/31/17	N/A	N/A	—	N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	23,066,072	N/A	N/A	N/A	N/A
Small Cap Fund	7/1/17 to 10/31/17	N/A	N/A	—	N/A	N/A	N/A	N/A
	7/1/16 to 6/30/17	N/A	N/A	9,176,002	N/A	N/A	N/A	N/A
Core Bond Fund	7/1/17 to 10/31/17	N/A	N/A	—	N/A	N/A	N/A	—
	7/1/16 to 6/30/17	N/A	N/A	4,146,390	N/A	N/A	N/A	$62,620
Core Plus Bond Fund	7/1/17 to 10/31/17	N/A	N/A	—	N/A	N/A	N/A	—
	7/1/16 to 6/30/17	N/A	N/A	19,296,101	N/A	N/A	N/A	1,508,032
Unconstrained Bond Fund	7/1/17 to 10/31/17	N/A	N/A	—	N/A	N/A	N/A	—
	7/1/16 to 6/30/17	N/A	N/A	—	N/A	N/A	N/A	—

NOTE 10  |  Subsequent events  |  The Manager has evaluated subsequent events through December 19, 2018, the date these financial statements were issued, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

67

Report of the Independent Registered Public Accounting Firm

To the Board of Trustees of Carillon Series Trust and Shareholders of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund (constituting Carillon Series Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Carillon Series Trust
Carillon ClariVest Capital Appreciation Fund (1)	Carillon Scout International Fund (2)
Carillon ClariVest International Stock Fund (1)	Carillon Scout Mid Cap Fund (2)
Carillon Cougar Tactical Allocation Fund (1)	Carillon Scout Small Cap Fund (2)
Carillon Eagle Growth & Income Fund (1)	Carillon Reams Core Bond Fund (2)
Carillon Eagle Mid Cap Growth Fund (1)	Carillon Reams Core Plus Bond Fund (2)
Carillon Eagle Small Cap Growth Fund (1)	Carillon Reams Unconstrained Bond Fund (2)

(1) the statement of changes in net assets for each of the two years in the period ended October 31, 2018
(2) the statement of changes in net assets for the year ended October 31, 2018, for the period from July 1, 2017 through October 31, 2017, and for the year ended June 30, 2017

The financial statements of the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund as of and for the year ended June 30, 2017 and the financial highlights for each of the periods ended on or prior to June 30, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated August 28, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Tampa, Florida

December 19, 2018

We have served as the auditor of one or more investment companies in Carillon Series Trust since 1985.

68

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2018

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial adviser.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on May 1, 2018 and held through October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes  |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2018 through October 31, 2018 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses
	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio
Capital Appreciation Fund
Class A	$1,000.00	$1,008.90	$5.06	$1,020.16	$5.09	1.00%
Class C	1,000.00	1,005.20	8.84	1,016.38	8.89	1.75
Class I	1,000.00	1,010.30	3.55	1,021.68	3.57	0.70
Class R-3	1,000.00	1,007.60	6.33	1,018.90	6.36	1.25
Class R-5	1,000.00	1,010.30	3.55	1,021.68	3.57	0.70
Class R-6	1,000.00	1,010.80	3.04	1,022.18	3.06	0.60
Class Y	1,000.00	1,008.80	5.06	1,020.16	5.09	1.00
International Stock Fund
Class A	1,000.00	893.80	6.92	1,017.90	7.37	1.45
Class C	1,000.00	890.10	10.48	1,014.12	11.17	2.20
Class I	1,000.00	895.20	5.49	1,019.41	5.85	1.15
Class R-3	1,000.00	892.80	8.11	1,016.64	8.64	1.70
Class R-5	1,000.00	895.30	5.49	1,019.41	5.85	1.15
Class R-6	1,000.00	896.00	5.02	1,019.91	5.35	1.05
Class Y	1,000.00	894.00	6.92	1,017.90	7.37	1.45
Tactical Allocation Fund
Class A	1,000.00	991.80	5.87	1,019.31	5.96	1.17
Class C	1,000.00	988.50	9.62	1,015.53	9.75	1.92
Class I	1,000.00	993.70	4.37	1,020.82	4.43	0.87
Class R-3	1,000.00	991.20	7.13	1,018.05	7.22	1.42
Class R-5	1,000.00	993.10	4.37	1,020.82	4.43	0.87
Class R-6	1,000.00	993.70	3.87	1,021.32	3.92	0.77
Class Y	1,000.00	992.40	5.88	1,019.31	5.96	1.17
Growth & Income Fund
Class A	1,000.00	1,057.10	5.08	1,020.27	4.99	0.98
Class C	1,000.00	1,052.60	8.90	1,016.53	8.74	1.72
Class I	1,000.00	1,058.70	3.74	1,021.58	3.67	0.72
Class R-3	1,000.00	1,055.50	6.63	1,018.75	6.51	1.28
Class R-5	1,000.00	1,057.70	4.25	1,021.07	4.18	0.82
Class R-6	1,000.00	1,058.70	3.27	1,022.03	3.21	0.63
Class Y	1,000.00	1,055.50	6.48	1,018.90	6.36	1.25
Mid Cap Growth Fund
Class A	1,000.00	993.70	5.33	1,019.86	5.40	1.06
Class C	1,000.00	990.20	8.73	1,016.43	8.84	1.74
Class I	1,000.00	995.10	3.82	1,021.37	3.87	0.76
Class R-3	1,000.00	992.30	6.58	1,018.60	6.67	1.31
Class R-5	1,000.00	995.20	3.82	1,021.37	3.87	0.76
Class R-6	1,000.00	995.80	3.27	1,021.93	3.31	0.65
Class Y	1,000.00	993.10	5.58	1,019.61	5.65	1.11

69

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2018

		Actual expenses		Hypothetical expenses
	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio
Small Cap Growth Fund
Class A	$1,000.00	$980.40	$5.04	$1,020.11	$5.14	1.01%
Class C	1,000.00	976.90	8.62	1,016.48	8.79	1.73
Class I	1,000.00	981.70	3.75	1,021.42	3.82	0.75
Class R-3	1,000.00	978.90	6.63	1,018.50	6.77	1.33
Class R-5	1,000.00	981.90	3.70	1,021.48	3.77	0.74
Class R-6	1,000.00	982.40	3.25	1,021.93	3.31	0.65
Class Y	1,000.00	979.90	5.49	1,019.66	5.60	1.10
International Fund
Class A	1,000.00	886.70	6.18	1,018.65	6.61	1.30
Class C	1,000.00	882.70	10.44	1,014.12	11.17	2.20
Class I	1,000.00	887.80	5.04	1,019.86	5.40	1.06
Class R-3	1,000.00	885.20	8.08	1,016.64	8.64	1.70
Class R-5	1,000.00	887.70	5.47	1,019.41	5.85	1.15
Class R-6	1,000.00	888.30	4.71	1,020.21	5.04	0.99
Class Y	1,000.00	886.20	6.89	1,017.90	7.37	1.45
Mid Cap Fund
Class A	1,000.00	971.50	5.91	1,019.21	6.06	1.19
Class C	1,000.00	967.70	9.62	1,015.43	9.86	1.94
Class I	1,000.00	972.50	4.92	1,020.21	5.04	0.99
Class R-3	1,000.00	970.40	7.10	1,018.00	7.27	1.43
Class R-5	1,000.00	970.40	4.87	1,020.27	4.99	0.98
Class R-6	1,000.00	973.10	4.48	1,020.67	4.58	0.90
Class Y	1,000.00	971.50	5.91	1,019.21	6.06	1.19
Small Cap Fund
Class A	1,000.00	1,044.50	6.34	1,019.00	6.26	1.23
Class C	1,000.00	1,040.10	10.13	1,015.27	10.01	1.97
Class I	1,000.00	1,045.50	4.90	1,020.42	4.84	0.95
Class R-3	1,000.00	1,042.60	7.72	1,017.64	7.63	1.50
Class R-5	1,000.00	1,045.50	4.90	1,020.42	4.84	0.95
Class R-6	1,000.00	1,046.30	4.38	1,020.92	4.33	0.85
Class Y	1,000.00	1,044.10	6.44	1,018.90	6.36	1.25
Core Bond Fund
Class A	1,000.00	999.60	4.03	1,021.17	4.08	0.80
Class C	1,000.00	996.00	7.80	1,017.39	7.88	1.55
Class I	1,000.00	1,001.60	2.02	1,023.19	2.04	0.40
Class R-3	1,000.00	998.40	5.29	1,019.91	5.35	1.05
Class R-5	1,000.00	1,002.00	2.52	1,022.68	2.55	0.50
Class R-6	1,000.00	1,002.50	2.02	1,023.19	2.04	0.40
Class Y	1,000.00	1,000.50	4.03	1,021.17	4.08	0.80
Core Plus Bond Fund
Class A	1,000.00	992.60	4.02	1,021.17	4.08	0.80
Class C	1,000.00	988.90	7.77	1,017.39	7.88	1.55
Class I	1,000.00	994.60	2.01	1,023.19	2.04	0.40
Class R-3	1,000.00	991.40	5.27	1,019.91	5.35	1.05
Class R-5	1,000.00	994.50	2.51	1,022.68	2.55	0.50
Class R-6	1,000.00	994.60	2.01	1,023.19	2.04	0.40
Class Y	1,000.00	992.60	4.02	1,021.17	4.08	0.80
Unconstrained Bond Fund
Class A	1,000.00	993.80	4.02	1,021.17	4.08	0.80
Class C	1,000.00	988.10	7.77	1,017.39	7.88	1.55
Class I	1,000.00	993.70	2.51	1,022.68	2.55	0.50
Class R-3	1,000.00	990.90	5.27	1,019.91	5.35	1.05
Class R-5	1,000.00	993.70	2.51	1,022.68	2.55	0.50
Class R-6	1,000.00	994.20	2.01	1,023.19	2.04	0.40
Class Y	1,000.00	992.10	4.02	1,021.17	4.08	0.80

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

70

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview  |  At a meeting held on August 17, 2018, the Board of Trustees of Carillon Series Trust (“Board” or “Trustees”), including its independent members (the “Independent Trustees”), approved the renewal of the investment advisory agreement between Carillon Tower Advisers, Inc. (“Carillon Tower”) and Carillon Series Trust, on behalf of the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Cougar Tactical Allocation Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreements between Carillon Tower and: (1) Eagle Asset Management, Inc. (“Eagle”), the subadviser to the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; (2) ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; and (3) Cougar Global Investments Ltd. (“Cougar”), the subadviser to the Carillon Cougar Tactical Allocation Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

On an annual basis, the Board considers renewal of the Agreements. As part of the annual renewal process, the Board took into consideration information and reports it was provided relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Carillon Tower, Eagle, ClariVest, Cougar, U.S. Bancorp Fund Services, LLC (“USBFS”), a third party that provides sub-administration, transfer agent and fund accounting services to the Funds, and U.S. Bank National Association (“USBNA”), which provides custody services to the Funds; information on the Funds’ performance and commentary on the performance presented by Raymond James Asset Management Services and Fund portfolio managers; presentations by Fund portfolio managers addressing, as applicable, the investment philosophy, investment strategies, personnel and operations of Eagle, ClariVest and Cougar; compliance and financial reports concerning the Funds, and responses by Carillon Tower, Eagle, ClariVest and Cougar to issues raised therein. The Board also considered information on relevant developments in the mutual fund industry and how the Funds and/or Carillon Tower are responding to them.

Carillon Tower, Eagle, ClariVest and Cougar also prepared comprehensive responses to items of information requested by counsel to the Independent Trustees in letters to Carillon Tower, Eagle, ClariVest and Cougar, to assist the Board in determining whether to renew the agreements. These responses contained substantial and detailed information regarding the Funds, Carillon Tower, Eagle, ClariVest and Cougar. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Carillon Tower, Eagle, ClariVest and Cougar; (2) the personnel of Carillon Tower, Eagle, ClariVest and Cougar who provide services to the Funds; (3) the financial condition of Carillon Tower, Eagle, ClariVest and Cougar; (4) the compliance programs and records of Carillon Tower, Eagle, ClariVest and Cougar; (5) the performance of the Funds as compared to funds within their Morningstar, Inc. category (“Morningstar Category”), Lipper, Inc. category (“Lipper Category”) and benchmark indices; (6) the Funds’ expenses, including the advisory fee rates, the overall expense structures of the Funds, both in absolute terms and relative to funds within a refined Morningstar Category population (“Morningstar Population”), and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Carillon Tower, Eagle, ClariVest, Cougar and their respective affiliates; and (9) the estimated profitability of Carillon Tower, Eagle, ClariVest and Cougar under the Agreements, if available. The Board posed questions to various management personnel of Carillon Tower regarding certain key aspects of the materials submitted in support of the renewal. Many of the materials presented at these meetings were first supplied in draft form prior to the meetings to designated independent Board representatives, i.e., counsel to the Fund and the Independent Trustees, and the final materials were revised to include information reflective of requests made by the Board. The Board also accorded appropriate weight to the work, deliberations and conclusions of the various committees in determining whether to continue the Agreements.

In addition, throughout the year, the Board regularly met with portfolio management teams and senior management personnel and reviewed information prepared by Eagle, Carillon Tower and the Funds’ subadvisers addressing the services provided by Carillon Tower and the Funds’ subadvisers, as well as Fund performance. Eagle, Carillon Tower or affiliates prepared detailed reports for the Board in November 2017 and in February, May and August 2018, including reports providing the results of analyses of the Funds’ performance and expenses.

With respect to the renewal of the Agreements, the Board took into consideration various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the estimated costs of the services provided to the Funds and the estimated profits realized by Carillon Tower and its affiliates, including Eagle, ClariVest and Cougar, from their relationships with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Carillon Tower, Eagle, ClariVest and Cougar with other clients (such as pension funds and other institutional investors); and (7) any benefits derived by Carillon Tower, Eagle, ClariVest and Cougar from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August 2018 meeting to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services  |  The Board considered that the personnel responsible for the Funds at Carillon Tower are experienced in providing investment advisory services to the Funds, and that the personnel responsible for the Funds at Eagle, ClariVest and Cougar are experienced in providing portfolio management services for the Funds, and that Carillon Tower, Eagle, ClariVest and Cougar have provided a continuous investment program for the Funds. The Board considered that Carillon Tower oversees and monitors the performance and services provided by Eagle, ClariVest, Cougar and the Funds’ other service providers, and is responsible for recommending the Funds’ subadvisers to the Board. The Board also considered that Carillon Tower and its affiliates, Carillon Fund Distributors, Inc. (“CFD”) and Carillon Fund Services, Inc. (“CFS”), provide certain administration, distribution and shareholder services to the Funds. In addition, the Board considered that Carillon Tower is responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board considered that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Carillon Tower’s competitors, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectuses and other public disclosures, have chosen to invest in the Funds.

The Board considered that: Eagle is responsible for making investment decisions on behalf of the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; ClariVest is responsible for making investment decisions on behalf of the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; and Cougar is responsible for making investment decisions on behalf of the Carillon Cougar Tactical Allocation Fund. The Board considered that Eagle, ClariVest and Cougar are responsible for placing all orders for the purchase and sale of securities with broker-dealers for the Funds that they manage. The Board also

71

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

considered: (1) information regarding the Carillon Tower, Eagle, ClariVest and Cougar personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Carillon Tower, Eagle, ClariVest and Cougar; (3) the financial information regarding Carillon Tower, Eagle, ClariVest and Cougar, as provided; and (4) Carillon Tower’s recommendations to continue to retain Eagle, ClariVest and Cougar to provide portfolio management services to the Funds.

Investment Performance  |  The Board considered comparisons of each Fund’s Class A performance, including, if applicable, a Fund’s year-to-date, one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2018, relative to the average performance of its Morningstar Category and Lipper Category funds and benchmark indices.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the average performance of its Morningstar Category for the one-, three- and five-year periods and underperformed for the year-to-date and ten-year periods; (2) the Fund outperformed the average performance of its Lipper Category for the three- and five-year periods and underperformed for the year-to-date, one- and ten-year periods; and (3) the Fund underperformed its benchmark index for all relevant periods. The Board also considered Carillon Tower’s representation that the Fund’s underperformance relative to the benchmark is primarily attributable to ClariVest’s investment style, which favors stocks that are more attractively priced than many of the stocks included in the Fund’s benchmark index.

With respect to the Carillon ClariVest International Stock Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed its benchmark index for the five-year period and underperformed for the year-to-date, one- and three-year periods; (2) the Fund outperformed the average performance of its Morningstar Category for the one-, three- and five-year periods and underperformed for the year-to-date period; and (3) the Fund outperformed the average performance of its Lipper Category one- and five-year periods and underperformed for the year-to-date and three-year periods.

With respect to the Carillon Cougar Tactical Allocation Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed its custom benchmark index (comprised 60% of the Barclays US Aggregate Bond Index and 40% of the MSCI All Country World Index), the performance of the Barclays US Aggregate Bond Index and the average performance of its Morningstar Category and Lipper Category for the year-to-date and one-year periods; and (2) the Fund outperformed the MSCI All Country World Index for the year-to-date period and underperformed for the one-year period.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the average performance of its Morningstar Category for the year-to-date, one-, three- and ten-year periods and its Lipper Category for the one-, three-, five-, and ten-year periods; and (2) the Fund underperformed its benchmark index for all relevant periods. The Board also considered Carillon Tower’s representation that the Fund’s underperformance relative to the benchmark is primarily attributable to the Fund’s investment style favoring dividend-paying stocks, which have underperformed relative to the non-dividend-paying stocks included in the Fund’s benchmark index.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered a number of factors regarding performance, including: the Fund outperformed its benchmark index and the average performance of its Morningstar Category and Lipper Category for all relevant periods.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the average performance of its Morningstar Category and Lipper Category for the ten-year period and underperformed for the year-to-date, one-, three- and five-year periods; and (2) the Fund underperformed its benchmark index for all relevant periods. The Board also considered Carillon Tower’s representation that the Fund’s underperformance relative to the benchmark is primarily attributable to the Fund’s investment style favoring higher quality companies, which have underperformed relative to other growth-oriented companies included in the Fund’s benchmark index.

Fees and Expenses  |  The Board considered the advisory fee rate payable by each Fund to Carillon Tower under the Agreements, the subadvisory fee rate payable by Carillon Tower to Eagle, ClariVest and Cougar, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board considered that the subadvisory fee rate paid by Carillon Tower to Eagle, ClariVest or Cougar, as applicable, is identical to the advisory fee rate paid to Carillon Tower by the Fund. The Board also considered comparisons of a Fund’s expense ratio (with Rule 12b-1 fees) to the average expense ratio of its Morningstar Category and peer group within that Morningstar Category (“Morningstar Peer Group”) based on data ended June 30, 2018. In addition, the Board considered that Carillon Tower had undertaken contractual expense limitations with respect to the Funds for its 2018 fiscal year and that Carillon Tower was requesting that the Board approve the same expense cap levels for the Funds through February 28, 2019.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered that the net expense ratio of the Fund’s Class A shares was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also considered that ClariVest sub-advises a multi-manager mutual fund and that the subadvisory fee rate paid to ClariVest by Carillon Tower is higher than the subadvisory fee rate paid to ClariVest by that multi-manager mutual fund. The Board further considered that, for assets up to $1 billion, the subadvisory fee rate paid to ClariVest by Carillon Tower was higher than ClariVest’s standard fee schedule for its large cap growth strategy.

With respect to Carillon ClariVest International Stock Fund, the Board also considered that the net expense ratio of the Fund’s Class A shares was lower than the average net expense ratio of its Morningstar Peer Group but higher than its Morningstar Population. The Board also considered that ClariVest does not manage any comparable accounts in the Fund’s strategy, and that the subadvisory fee rate paid to ClariVest by Carillon Tower was higher than ClariVest’s standard fee rate for its international core strategy at certain asset levels.

With respect to the Carillon Cougar Tactical Allocation Fund, the Board considered that the net expense ratio of the Fund’s Class A shares was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also considered that, while Cougar does not currently manage institutional accounts in the same strategy as the Fund, the subadvisory fee rate paid to Cougar by Carillon Tower was lower than the advisory fee rates paid to Cougar by direct retail accounts in the same strategy.

With respect to Carillon Eagle Growth & Income Fund, the Board considered that the net expense ratio of the Fund’s Class A shares was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also considered that the contractual subadvisory fee rate paid to Eagle by Carillon Tower was higher than Eagle’s standard fee rates for separate accounts, but that the effective fee rate paid by the Fund was lower than the average advisory fee paid to Eagle by institutional accounts in the same strategy and the fee rate Eagle charges to an investment company subadvisory client.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered that the net expense ratio of the Fund’s Class A shares was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also considered that the effective subadvisory fee rate paid to Eagle by Carillon Tower was lower than the average advisory fee rate paid by institutional accounts in the same strategy.

72

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered that the net expense ratio of the Fund’s Class A shares was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also considered that the effective subadvisory fee rate paid to Eagle by Carillon Tower was lower than the average advisory fee rate paid by institutional accounts in the same strategy.

Costs, Profitability and Economies of Scale  |  The Board considered Carillon Tower’s estimated costs and profitability in providing services to the Funds, consolidated with its affiliated subadvisers. The Board considered that the estimated costs and profitability of Eagle, ClariVest and Cougar generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Carillon Tower’s advisory fee rate and estimated profitability and the Funds’ overall expense ratios. The Board also considered that Carillon Tower’s estimated profits on the services it provided to the Funds are reasonable in light of Carillon Tower’s estimated costs in providing services to each Fund and that Carillon Tower manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

In addition, the Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Carillon Tower; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits  |  In evaluating compensation, the Board considered benefits that may be realized by Carillon Tower, Eagle, ClariVest and Cougar and their respective affiliates from their relationships with the Funds. The Board took into consideration that Carillon Tower and its affiliates have entered into revenue sharing and services agreements with third parties for marketing and/or shareholder services. The Board also considered that the Funds compensate Carillon Tower for providing administrative services and CFS for providing shareholder services. The Board further considered that, as the Funds’ principal underwriter and distributor, CFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Carillon Tower have entered into agreements with CFD to sell Fund shares and receive compensation from CFD. The Board considered that ClariVest and Cougar do not enter into formal soft dollar arrangements. However, the Board also considered that Carillon Tower has entered into marketing agreements with Eagle, ClariVest and Cougar pursuant to which ClariVest and Cougar pay Carillon Tower a fee for performing marketing and client services for the Funds and other clients of ClariVest and Cougar.

Conclusions  |  The Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Carillon Tower’s, Eagle’s, ClariVest’s and Cougar’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and estimated profits earned by Carillon Tower, Eagle, ClariVest were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. The Board also determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Carillon Tower and between Carillon Tower and each of Eagle, ClariVest and Cougar.

2018 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended October 31, 2018 for the Carillon Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Qualified dividend income	100.00%	100.00%	33.31%	100.00%	0.00%	0.00%
Dividends received deduction	100.00%	0.00%	27.50%	100.00%	0.00%	0.00%
Long-term capital gains	$25,236,644	$—	$35,112	$14,662,876	$158,724,314	$381,398,349

	International Fund	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Qualified dividend income	73.62%	100.00%	93.54%	0.00%	0.00%	0.00%
Dividends received deduction	1.48%	100.00%	93.58%	0.00%	0.00%	0.00%
Long-term capital gains	$164,035,083	$98,792,226	$45,281,251	$—	$—	$—

The funds, as applicable, may elect to pass through to shareholders the credit for taxes paid to foreign countries. Such credits for taxes paid to foreign countries will be included in shareholders’ Form 1099-DIV.

73

Principal Risks

(UNAUDITED)

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.

The Carillon Cougar Tactical Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing its assets primarily in underlying funds. Therefore, in this section, the term “fund” may include a fund, an underlying fund, or both a fund and an underlying fund.

Risk	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Cougar Tactical Allocation Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund
Call			X
Commodities			X
Credit			X
Credit ratings
Derivatives
Emerging markets			X
Equity securities	X	X	X	X	X	X
Fixed income market			X
Focused holdings			X	X
Foreign and emerging market securities		X	X	X
Fund of funds			X
Growth stocks	X	X	X	X	X	X
High-yield securities			X
Income
Inflation			X
Interest rates			X
Issuer
Leverage
Liquidity		X	X
Market and Stock Market	X	X	X	X	X	X
Market timing		X	X			X
Maturity
Mid-cap companies	X		X	X	X	X
Mortgage and asset-backed securities			X
Municipal securities			X
Other investments companies and ETFs		X	X
Portfolio turnover		X	X
Redemptions			X
Sectors	X				X	X
Short sale
Small-cap companies			X		X	X
U.S. Government securities and Government sponsored enterprises			X
Valuation
Value stocks			X	X

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Principal Risks

(UNAUDITED)

Risk	Carillon Scout International Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund
Call
Commodities
Credit				X	X	X
Credit ratings				X	X	X
Derivatives				X	X	X
Emerging markets	X	X	X			X
Equity securities	X	X	X
Fixed income market				X	X	X
Focused holdings			X
Foreign and emerging market securities	X	X	X	X	X	X
Fund of funds
Growth stocks	X	X	X
High-yield securities					X	X
Income				X	X	X
Inflation
Interest rates				X	X	X
Issuer				X	X	X
Leverage				X	X	X
Liquidity	X			X	X	X
Market and Stock Market	X	X	X
Market timing	X		X
Maturity				X	X	X
Mid-cap companies		X	X
Mortgage and asset-backed securities				X	X	X
Municipal securities
Other investment companies and ETFs
Portfolio turnover	X	X		X	X	X
Redemptions				X	X	X
Sectors			X
Short sale						X
Small-cap companies		X	X
U.S. Government securities and Government sponsored enterprises
Valuation				X	X	X
Value stocks	X	X	X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Commodities  |  The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Investments in commodities, such as gold, or in commodity-linked instruments, will subject a fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities. The value of commodity-linked instruments typically is based upon the price movements of underlying commodities and, therefore, may fluctuate widely based on a variety of both macroeconomic and commodity-specific factors. At times, these price fluctuations may be significant or rapid, and may not correlate to price movements in other asset classes. There may also be an imperfect correlation between the value of commodity-linked instruments and the underlying assets. Investments in these types of instruments may subject a fund to additional expenses.

75

Principal Risks

(UNAUDITED)

Credit  |  A fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Credit Ratings  |  Ratings by nationally recognized rating agencies represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Derivatives  |  Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if a fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund. Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; may affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or may otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Emerging Markets  |  When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Equity Securities  |  A fund’s equity securities investments are subject to stock market risk. Such investments may also expose a fund to additional risks:

•

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

•

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

•

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•

Depositary Receipts. A fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

•

REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating

76

Principal Risks

(UNAUDITED)

expenses, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses.

•

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Fixed income market  |  Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by a fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Floating rate securities  |  Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a fund holds floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the fund’s shares.

Focused holdings  |  For funds that normally hold a core portfolio of securities of fewer companies than other more diversified funds, the increase or decrease of the value of a single security may have a greater impact on the fund’s NAV and total return when compared to other diversified funds.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Fund of funds  |  Because investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act and the rules thereunder if the Tactical Allocation Fund is unable to rely on an ETF’s exemptive order permitting unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, the fund may be unable to allocate its investments in the manner the subadviser considers prudent, or the subadviser may have to select an investment other than that which the subadviser considers suitable.

Because the Tactical Allocation Fund invests principally in underlying funds, and the fund’s performance is directly related to the performance of such underlying funds, the ability of the fund to achieve its investment objectives is directly related to the ability of the underlying funds to meet their investment objectives. The investment techniques and risk analysis used by the fund’s and the underlying funds’ portfolio managers may not produce the desired results.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Income  |  A fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies, thus causing the purchasing power not to keep pace with inflation.

Interest rates  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the fund. During periods of very low or negative interest rates, a fund may be

77

Principal Risks

(UNAUDITED)

unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Issuer  |  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage  |  Certain transactions of a fund may give rise to a form of leverage. Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions. Certain derivatives that a fund may use may create leverage. Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives. Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may cause a fund to be more volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market and Stock Market  |  Markets may at times be volatile and the value of a fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial market , and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Market timing  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc. (the “Manager”) and transfer agent of the Funds can detect all market timing activities.

Maturity  |  A Fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the

78

Principal Risks

(UNAUDITED)

fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.

Municipal securities  |  A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due.

Other investment companies, including ETFs  |  Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Redemptions  |  A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Information technology sector  |  The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Short sales  |  A short sale creates the risk of a loss if the price of the underlying security increases, thus increasing the cost to a fund of buying those securities to cover the short position. The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short. A fund may lose more money than the actual cost of a short sale investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

U.S. Government securities and Government sponsored enterprises  |  A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover

79

Principal Risks

(UNAUDITED)

its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.

Valuation  |  Securities held by a fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

80

Trustees and Officers

Background of Trustees and Officers  |  The following is a list of the Trustees and Officers of the Trust with their principal occupations and positions as of October 31, 2018, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, that the Trustees hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years

Interested Trustee (b):

J. Cooper Abbott (1969) Trustee since 2017 (Carillon Series Trust) Trustee from 2012 to 2017 (Eagle Series Trust)	Executive Vice President, Investments and Co-Chief Operating Officer of Carillon Tower since 2017; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since 2012; Director, Carillon Fund Services, Inc. since 2017; Director, Eagle Fund Services, Inc. 2017-2019; President, Eagle Boston Management, Inc. since 2009	12	N/A

Court James (1974) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Executive Vice President, Carillon Tower Advisers since 2016, Vice President, New Business Development of Eagle 2010-2016	12	Raymond James Bank

Independent Trustees:

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Trustee, RiverNorth Funds since 2013; Director, Operation PAR Inc.; Founder, Global Recruiters of St. Petersburg 2012-2015; President and Chief Executive Officer, Transamerica Asset Management 2006-2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	12	N/A

Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	12	Safeguard Scientific, Inc. Retired 2015.

William J. Meurer (1943) Trustee since 2017 (Carillon Series Trust) Trustee from 2003 to 2017 (Eagle Series Trust)	Private investor and financial consultant since 2000	12	Sykes Enterprises, Inc.; Walter Investment Mgmt. Corp. (ended 2018); LifeLink Foundation (private)

Liana O’Drobinak (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board, 2012-2014	12	Health Insurance Innovations, Inc. (2/2013-10/2013)

Stephen Roussin (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	President, SR2X Consulting since 2013; Chief Executive Officer and President, Campbell & Company 2011-2012	12	Ramius IDF Master Fund (ended 2016)

Deborah L. Talbot, PhD (1950) Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, since 2013; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	12	N/A

81

Trustees and Officers

Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers (c)

J. Cooper Abbott (1969) President since 2017 (Carillon Series Trust) President from 2016 to 2017 (Eagle Family of Funds)	President and Chairman of Carillon Tower since 2017; President and Chief Operating Officer of Eagle since 2016; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; Director of ClariVest Asset Management LLC since 2012; Director, Eagle Fund Services, Inc. (“EFS”) (d) since 2009

Susan L. Walzer (1967) Principal Executive Officer since 2017 (Carillon Series Trust) Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)	Senior Vice President of Fund Administration, Carillon Tower, since 2018; Vice President of Fund Administration, Carillon Tower, 2017-2018; Vice President of Fund Administration, Eagle, since 2011

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower, since 2018; Manager of Fund Accounting for Carillon Tower 2017-2018; Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively

Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since 2017 (Carillon Series Trust) Chief Compliance Officer and Secretary from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Compliance, Carillon Tower, since 2018; Manager of Fund Compliance for Carillon Tower 2017-2018; Manager of Fund Compliance for Eagle since 2011

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Carillon Family of Funds toll free at 1-800-421-4184 or by accessing our website at www.carillontower.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

(b) Messrs. Abbott and James are Interested Trustees as that term is defined by the 1940 Act. Messrs. Abbott and James are affiliated with ClariVest, Cougar Global Investments, Carillon Fund Distributors, Eagle, Carillon Tower and Raymond James Financial.

(c) Officers each serve one year terms.

(d) Prior to September 13, 2010, EFS served as the Funds’ transfer agent.

82

Rev. 12-13-2018

FACTS	WHAT DOES CARILLON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
∎ Social Security number and birth date
∎ Account transactions, account balances, and transaction history When you are no longer our customer, we continue to share information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Carillon chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Carillon share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For non-affiliates to market to you	No	We don’t share

To limit our sharing

∎  Call 800-421-4184 – our menu will prompt you through your choice(s) or

∎  Visit us online: carillontower.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 800-421-4184 or go to carillontower.com

Who we are
Who is providing this notice?	Carillon Tower Advisers, Inc., Carillon Fund Distributors, Inc., Carillon Fund Services, Inc. and Carillon Family of Funds (collectively, “Carillon”)

What we do
How does Carillon protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include electronic, physical, and procedural safeguards, including computer safeguards and secured files and buildings.
How does Carillon collect my personal information?	We collect your personal information, for example, when you open an account or deposit money We also collect your personal information from others, such as affiliates or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes – information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

∎  Our affiliates include Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Carillon Tower Advisers, Inc., Carillon Fund Distributors, Inc., Carillon Fund Services, Inc., ClariVest Asset Management LLC, Cougar Global Investments Limited, Eagle Asset Management, Inc., Scout Investments, Inc., and Reams Asset Management (a division of Scout Investments).

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ∎ Examples of non-affiliates are broker-dealers for business related matters.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ∎ Carillon does not jointly market financial services or products.

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Carillon Fund Services at 800.421.4184 or www.carillontower.com or your financial advisor for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

This report is for the information of Shareholders of the Carillon Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commissions’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30th of that year, and is available without charge, upon request, by calling the Carillon Family of Funds, toll-free at the number above, by accessing our website at carillontower.com or by accessing the Commission’s website at www.sec.gov.

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2018, Carillon Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that Liana O’Drobinak is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $262,000 for the fiscal period ended October 31, 2017, and $390,000 for the fiscal period ended October 31, 2018.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2017, and October 31, 2018. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2017, and $0.00 for the fiscal period ended October 31, 2018.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $37,000 for the fiscal period ended October 31, 2017, and $77,000 for the fiscal period ended October 31, 2018. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2017, and October 31, 2018.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For the fiscal periods ended October 31, 2017, and October 31, 2018, the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2017, and October 31, 2018.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2018, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2017, and October 31, 2018.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of December 20, 2018.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 13. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARILLON SERIES TRUST
Date: December 20, 2018

/s/ Susan L. Walzer
Susan L. Walzer Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

CARILLON SERIES TRUST

Date: December 20, 2018	/s/ Susan L. Walzer
Susan L. Walzer Principal Executive Officer

Date: December 20, 2018	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer